UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard
Arlington, VA 22203
(Address of principal executive office – Zip code)

Denise Trujillo, Esq.
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
(Name and address of agent for service)

Copies to:
Michael Berenson, Esq.
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-6029

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Small-Company Stock Fund	12
International Stock Index Fund	14
Nasdaq-100 Index Tracking StockSM Fund	16
EXPENSE EXAMPLE	18
REGULATORY MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	21
Short-Term Government Securities Fund	23
Short-Term Bond Fund	25
Stock Index Fund	32
Value Fund	33
Small-Company Stock Fund	34
International Stock Index Fund	35
Nasdaq-100 Index Tracking StockSM Fund	35
STATEMENTS OF ASSETS AND LIABILITIES	36
STATEMENTS OF OPERATIONS	38
STATEMENTS OF CHANGES IN NET ASSETS	40
FINANCIAL HIGHLIGHTS
Daily Income Fund	42
Short-Term Government Securities Fund	43
Short-Term Bond Fund	44
Stock Index Fund	45
Value Fund	46
Small-Company Stock Fund	47
International Stock Index Fund	48
Nasdaq-100 Index Tracking StockSM Fund	49
NOTES TO FINANCIAL STATEMENTS	50
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
DIRECTORS AND OFFICERS	56
APPENDIX A—STATE STREET EQUITY 500 INDEX PORTFOLIO	58
APPENDIX B—STATE STREET MSCI® EAFE® INDEX PORTFOLIO	72
APPENDIX C—TRUSTEES AND OFFICERS FOR STATE STREET PORTFOLIOS	94
PRIVACY POLICY	96

PERFORMANCE EVALUATION
Daily Income Fund
Investment commentary for the period ended December 31, 2004, provided by portfolio manager Patricia Murphy. Comments prepared January 7, 2005.

ECONOMIC LANDSCAPE

2004 will be remembered as the year the Federal Reserve began a measured reversal of its multi-year program designed to keep interest rates low.

In the three prior years, the Fed had made a series of cuts to its target rate for the federal funds rate. The federal funds rate is the lending rate that Federal Reserve System member banks charge each other. It is also the pacesetter for yields offered on short-term debt securities.

The Fed’s easing cycle began in January 2001, when its target for the federal funds rate—then 6.50%—was reduced to 6.00%. This action was intended to pump additional liquidity into the economy and financial markets following the collapse of technology stocks in 2000. The Fed further reduced rates after the terrorist attacks on September 11, 2001. On June of 2003, this key rate reached 1.00%, a level not seen since 1954. It remained at that historic low level until June 30, 2004, when the Fed reversed course and, in a series of five 25 basis point rate hikes, drove the federal funds rate to its December 31 level of 2.25%.

FUND PERFORMANCE

The Daily Income Fund’s yield was quick to reflect the rise in interest rates. The Fund’s 7-day effective yield reached a 2004 low of .30% on April 8, but by year-end had increased to 1.46%.

Money market yields closely track the federal funds rate because money market funds invest exclusively in short-term debt securities. This means that Fund assets are quickly freed for reinvestment.

This close correlation can be either an advantage or a disadvantage. It’s a plus for investors when interest rates are rising (as they were in 2004), because assets from maturing securities can be redeployed in higher yielding instruments. It is a disadvantage when interest rates are declining, since the portfolio manager is forced to reinvest at lower yields.

With interest rates on the rise, we sought to keep portfolio maturity very short. That strategy creates opportunities for us, as securities mature, to quickly reinvest in higher yielding instruments. At year-end 2003, the Fund’s average weighted portfolio maturity was 54 days. By year-end 2004, it had declined to 28 days, a reflection of the steps we took to keep the portfolio liquid and the yield responsive.

OUTLOOK

The Fed is likely to continue on this course of steady, small interest rate hikes over the next year, assuming there are no strong inflationary pressures. If rising prices begin to suggest the economy is growing too quickly, the Fed would likely take more aggressive steps to boost rates.

With its relatively short average maturity, the Daily Income Fund is well positioned to see its yield rise steadily in step with the Fed’s rate increases.

   Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/04
Daily Income Fund	0.65%	2.35%	3.62%

YIELD
Annualized 7-day effective yield quoted 12/31/04			1.46%

SECURITY DIVERSIFICATION		on 12/31/03	on 12/31/04
(% of total investments)
Commercial paper		67.5%	75.3%
U.S. Government obligations		15.9%	18.3%
Cash equivalents		5.0%	3.8%
Corporate bonds		11.6%	2.6%

Total		100.0%	100.0%

MATURITY		on 12/31/03	on 12/31/04
Average Weighted Maturity		54 days	28 days

The yield quotation more closely reflects the current earnings of the Fund than the total return. Past performance is not predictive of future performance. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares. The Daily Income Fund’s average total returns are net of any fee waivers and reimbursements.

Performance Evaluation

PERFORMANCE EVALUATION
Short-Term Government Securities and Short-Term Bond Funds
Investment commentary for the period ended December 31, 2004, provided by portfolio manager Doug Kern. Comments prepared January 14, 2005.

ECONOMY AND INTEREST RATES

For the first time since 2000, the Federal Open Market Committee (the Federal Reserve’s policy-making unit) started raising short-term interest rates in order to remove excess liquidity from the economy and financial markets. In five separate moves from June 2004 through year-end, the Committee raised the federal funds rate from 1.00% to 2.25%. This action effectively marks June 2003 as a secular low in interest rates.

Why did the Fed feel compelled to raise rates? Several factors contributed to this decision. Among them: The economy created 2.23 million jobs in 2004, which almost completely erased the 2.40 million jobs lost from 2001 through 2003. The unemployment rate dropped from 5.6% at the start of the year to 5.4% at year-end. In spite of record-high energy prices the economy appears to have grown at a healthy 4% or greater rate. The housing and stock markets remained strong, and there was continued weakness in the U.S. dollar amid signs late in the year of waning foreign demand for dollar-denominated bonds.

Additionally, several Federal Open Market Committee members expressed their views that the prolonged period of monetary policy accommodation had generated a significant degree of liquidity that might be encouraging excessive risk-taking in financial markets. As indicators of such increasingly speculative behavior, Committee members noted narrow credit spreads, increased IPO (initial public offering) and M&A (merger and acquisition) activity and speculative, investor-driven demand for housing.

Commodity inflation was rampant in 2004 with, for example, crude oil prices up a staggering 34%. Prices at the consumer level rose at a much more modest pace, with the Consumer Price Index (CPI) up 3.5% for the 12 months ended November 30, 2004.

Given an expanding economy, rising inflation and weakness in the value of the dollar, it was expected that short-term interest rates would move higher last year, as indeed they did. The bond market’s reaction to the rise in rates was quite restrained compared to previous Federal Reserve tightening cycles and was due at least in part to the Fed’s loudly broadcasting its intentions thereby giving the market adequate time to adjust. While rising interest rates did result in lower share prices for most short-term bond funds, the higher level of interest income more than offset any principal decline. For 2004, the average total return for short-term bond funds was above that for the average of money market funds, according to Lipper data.

FUND PERFORMANCE

Yields rose for high-grade bonds with maturities of five years or less. The rise was particularly dramatic in the two-year area, which is most sensitive to Federal Reserve rate actions. Yields declined slightly for high-grade bonds with longer maturities, as investors bet that the Fed’s program of modest increases in short rates would successfully keep inflation contained and that the economy wouldn’t grow sharply enough to necessitate the Fed’s taking more aggressive action to raise rates.

On a sector-by-sector basis, mortgages and asset-backed securities were the performance leaders in 2004, easily beating returns on U.S. Treasuries. To a lesser extent, securities issued by Federal agencies and high-grade corporate issues also outperformed Treasuries. Lower-rated investment-grade corporates were spectacular performers in 2003. In 2004, returns were still positive but modest in comparison.

One-year total returns for both of Homestead’s short-term bond funds were modestly behind results for their performance benchmarks. Bear in mind that Fund returns are net of expenses. Expenses include costs for investment management, portfolio trading and other fund services. The Indices do not incur expenses but all mutual funds do.

The main strategic factors that determined the Funds’ relative performance were—on the positive side—the Funds’ investments in mortgage-backed and asset-backed securities and—on the negative side—our underweighting in longer short-term bonds. Mortgage-

   Performance Evaluation

and asset-backed bonds are not included in the Index portfolios and during this period were among the better-performing categories. As mentioned earlier, yields on bonds in the two-year part of the yield curve rose more sharply than those in the five-year part, so much so that prices for the two-year Treasury actually declined more than those for the five-year Treasury.

For both Funds, we continued to take a cautious approach to the market given the outlook for continued Federal Reserve rate hikes. We focused on securities at the short end of the maturity spectrum and increased our commitment to securities with floating-rate or step-up features.

In the Short-Term Government Securities Fund, we continued to invest heavily in U.S. Treasury issues with particular emphasis on Treasury bills (T-bills are short-term I.O.U.s with original maturities of six months or less) and in GNMA adjustable-rate mortgage-backed securities. We also added securities issued by other government-guaranteed agencies, such as the Overseas Private Investment Corporation, when we were able to do so at attractive levels.

In the Short-Term Bond Fund, we concentrated on high-grade corporates, government and agency issues and mortgages. As discussed in our semi-annual report for the period ended June 30, 2004, prices for the asset-backed securities of one issuer have been under pressure as a result of problems in the loan servicing function. While all of the conditions affecting prices for these securities have not been resolved, we do note that significant progress has been made. In 2004, these securities were neutral for Fund performance.

OUTLOOK

The Federal Reserve is likely to continue to raise short-term interest rates to a “neutral” level, which will probably take the federal funds rate to at least 3.5%. If the economy were to expand at a more robust pace or given a further weakening of the U.S. dollar or if there was a sudden acceleration in inflation, it is certainly possible that the Fed would take additional steps to tighten monetary policy and this key rate could move well beyond 3.5%.

This may be the most anticipated period of higher interest rates in the last ten years, and as such much of the expected rise in rates has already occurred. This should work to keep bond yields from rising dramatically higher as the Fed continues to nudge interest rates upward; however, bond yields in general still seem too low given the almost certain outlook for future rate hikes. There is also the potential for a more dramatic rise in bond yields should the Fed abandon its “measured” pace of rate increases and take a more aggressive approach (such as 50 basis point hikes). Accordingly, both portfolios will remain defensively positioned until the investment landscape improves.

Performance Evaluation

Short-Term Government Securities Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(5/95)

periods ended 12/31/04
Short-Term Government Securities Fund	1.03%	4.02%	4.56%
Merrill Lynch 1-4.99 Year U.S. Treasury Index	1.32%	5.56%	5.86%

YIELD
Annualized 30-day SEC yield quoted 12/31/04			1.99%

SECURITY DIVERSIFICATION		on 12/31/03	on 12/31/04
(% of total investments)
U.S. Treasuries		64.7%	68.0%
Government-guaranteed agencies		10.8%	11.0%
Mortgage-backed securities		9.4%	8.6%
Asset-backed securities		10.3%	7.5%
Cash equivalents		4.8%	4.9%

Total		100.0%	100.0%

MATURITY		on 12/31/03	on 12/31/04
Average Weighted Maturity		2.94 years	2.99 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year U.S. Treasury Index made at the Fund’s inception on May 1, 1995. Past performance is not predictive of future performance. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

   Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/04
Short-Term Bond Fund	1.65%	4.73%	5.57%
Merrill Lynch 1-4.99 Year Corp./Gov. Index	1.77%	6.12%	6.49%

YIELD
Annualized 30-day SEC yield quoted 12/31/04			2.86%

SECURITY DIVERSIFICATION		on 12/31/03	on 12/31/04
(% of total investments)
Corporate bonds		37.0%	37.8%
U.S. Government obligations		22.2%	24.6%
Mortgage-backed securities		13.9%	17.0%
Asset-backed securities		18.1%	15.7%
Commercial paper		5.9%	2.4%
Municipal bonds		—	1.7%
Cash equivalents		2.9%	0.8%

Total		100.0%	100.0%

MATURITY		on 12/31/03	on 12/31/04
Average Weighted Maturity		2.80 years	2.94 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year Corp./Gov Index made on December 31, 1994. Past performance is not predictive of future performance. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
Stock Index Fund
Investment commentary for the period ended December 31, 2004, provided by SSgA, manager of the State Street Equity 500 Index Portfolio. Comments prepared January 18, 2005.

INDEX PERFORMANCE

The Standard & Poor’s 500 Stock Index finished strong for the year, ending 2004 with a solid 10.88% gain. Your Fund kept pace with a one-year return of 10.15%.

After a rocky third quarter, equities dramatically picked up in October when a number of solid corporate profit reports encouraged investors to maintain positions in the face of a renewed surge in crude oil prices. November was truly a month for giving thanks with the Index gaining 4.05%. When the U.S. Presidential election was decided quickly and without controversy, the bulls mounted a fresh stampede to the upside. The rally continued into December with additional gains of 3.40%. This was more than welcomed news after investors experienced small positive returns in the first half of the year and a difficult market during most of the third quarter. The equity market sank in July and August, weighted by second-quarter earnings releases that failed to offer enough exuberance regarding the second half of the year, a stunningly weak July jobs report and a sharp rise in crude oil prices.

Benefiting even more from the steady upturn in investor sentiment were small- and mid-capitalization issues, which continued their recent out performance of the S&P 500 Index. The S&P Small and Mid Cap Indices set new record highs, returning a handsome 13.00% and 12.16%, respectively, for the fourth quarter. The small-cap benchmark posted an impressive 22.64% gain since the start of 2004, while the S&P Mid Cap Index rose 16.48%.

SECTOR RESULTS

All ten economic sectors posted positive results for the year. Energy and utilities had the highest total returns, while financials, industries and energy were the greatest contributors to the Fund’s return. Financials, industrials, and energy were bolstered by the respective strengths of Bank of America, GE and Exxon Mobil. During the second quarter, Bank of America benefited from its expanded customer base resulting from its merger with FleetBoston and new focus on its higher-margin consumer loan department. GE had a share increase from an acquisition in April, and also moved from being solely a growth stock in the Russell Indices to mostly value, leading to increased demand from indexers. Not surprisingly, energy was a top performer this year due to surging oil prices, which fueled investor optimism and brought in a total return of 31.24% for the Fund.

Health care was the weakest performing sector for the year as threats of competition from drug imports and concerns about declining new-product pipelines punished some of the larger companies within this segment. In late September, Merck recalled its multi-billion dollar arthritis drug Vioxx after research concluded that the drug doubled the risk of heart attack or stroke. Pfizer also trailed the overall sector after the company lowered its revenue expectations for the quarter. Additionally, risk surrounding the Presidential election weighed heavily on drug stocks. Information technology was not far behind health care, having been the worst-performing sector of the market during the third quarter of 2004, as measured by the S&P 500 Index. In general, many of the more speculative companies in this sector fell due to lackluster spending on technology by Corporate America.

The top contributors to the Fund’s return for the 12-month period ending December 31, 2004, were Exxon Mobil (+28.04%), General Electric (+20.68%) and Johnson & Johnson (+25.17%), while Pfizer (-22.31%), Intel (-26.56%) and Cisco Systems (-20.26%) were the largest detractors.

   Performance Evaluation

Stock Index Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(10/99)

periods ended 12/31/04
Stock Index Fund	10.15%	-3.02%	-1.17%
Standard & Poor’s 500 Stock Index	10.88%	-2.30%	-0.46%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	on 12/31/04*		on 12/31/04*

Financials	19.5%	Energy	6.5%
Information technology	15.7%	Telecommunications	3.2%
Healthcare	11.8%	Utilities	3.0%
Industrials	11.0%	Materials	2.9%
Consumer discretionary	10.9%	Other	5.7%
Consumer staples	9.8%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	on 12/31/04*		on 12/31/04*

General Electric Co.	3.2%	Pfizer, Inc.	1.7%
ExxonMobil Corp.	2.8%	Bank of America Corp.	1.6%
Microsoft Corp.	2.4%	Johnson & Johnson	1.6%
Citigroup, Inc.	2.1%	American International Group	1.4%
Wal-Mart Stores, Inc.	1.9%	International Business Machines Corp.	1.4%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made at the Fund’s inception on October 28, 1999. Past performance is not predictive of future performance. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the State Street Equity 500 Index Portfolio, the master portfolio in which the Homestead Stock Index Fund invests all of its assets. Please refer to Appendix A for the complete annual report of the State Street Equity 500 Index Portfolio.

Performance Evaluation

PERFORMANCE EVALUATION
Value Fund
Investment commentary for the period ended December 31, 2004, provided by portfolio manager Stuart Teach. Comments prepared January 11, 2005.

MARKET CONDITIONS

While the stock market did not advance as strongly in 2004 as in 2003, most major indices did post gains. This is the second consecutive yearly increase for the Standard & Poor’s 500 Stock Index, something this Index hasn’t done since 1999 when it concluded an unprecedented five-year streak of back-to-back gains. The market’s more tempered advance in the year just ended is consistent with a maturing economic expansion.

During 2004, the main drivers of market performance became less political and more fundamental. Investors turned their attention from issues like corporate governance and accounting scandals and focused instead on the declining dollar, still low level of interest rates and continued overall strength of the economy. Against this generally favorable backdrop, the stock market was able to make further progress.

FUND PERFORMANCE

The Value Fund gained 14.71% for the year and its benchmark index, the unmanaged S&P 500 Index, increased 10.88%. The Fund’s better-than-index results were due in part to our having a greater proportion of the portfolio invested in the energy, industrials, financials and utilities sectors compared to the proportions in the Index. All four sectors did better than the S&P 500 Index overall. Our low exposure to information technology relative to the Index was also of benefit.

During the first six months of 2004, we took initial positions in Dean Foods, a company specializing in dairy and milk products; and Genworth Financial, a multi-line insurance company. These purchases were discussed in more detail in the semi-annual report for the period ended June 30, 2004.

In the second half of the year, we added GlaxoSmithKline, a large pharmaceutical company. Pharmaceutical stocks have been under pressure for several years as drugs have rolled off patent and generic competition has increased. Valuations have suffered as a result, but at present levels we think share prices discount investor concerns. Overall profitability for companies in this industry generally remains higher than for other types of businesses. Additionally, pharmaceutical companies are expected to bring new products to market, making this industry capable of mid- to high- single-digit earnings growth. As a result, this sector should be able to grow faster than the overall economy in the years ahead. GlaxoSmithKline has one of the more robust line-ups of potential new drugs.

In keeping with our long-term view of the relative attractiveness of the pharmaceuticals sector, we also directed Fund assets to Abbott Labs, Bristol-Myers Squibb and Schering-Plough

During the year we eliminated positions in Comerica, Ford Motor Company, Bell South, Tenet Healthcare and Maytag Corporation. With Comerica and Ford we felt the stock price appreciation put them at fair value. In the cases of Bell South and Maytag, we felt the competitive nature of their businesses had increased and their financial returns would likely deteriorate in the years ahead. Regarding Tenet Healthcare, the company disclosed information that diminished our expectations for future prospects.

We also continued to expand the Fund’s financials position with additional investments in Bank of America, CIT Group and Unumprovident Corporation.

OUTLOOK

The same fundamental conditions that supported the stock market’s advance in 2004 look to be in place as we enter the new year. However, interest rates—while still low by historic measures and likely to remain low for some time—are moving higher. Eventually, rate hikes will act as a brake on the economy’s growth.

We view the climate for business as generally favorable. Even with rising rates and a more subdued pace of economic expansion, the foundation that supports company profitability is solid. Other factors, for example a political event or terrorist action, could alter that outlook. But barring these types of unpredictable situations, stocks should be able to advance further in 2005. Given that this bull market is entering its third year, we would expect the gain to be modest.

   Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year

periods ended 12/31/04
Value Fund	14.71%	8.25%	12.03%
Standard & Poor’s 500 Stock Index	10.88%	-2.30%	12.07%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	on 12/31/04		on 12/31/04

Industrials	24.6%	Utilities	5.3%
Financials	21.4%	Materials	5.0%
Energy	13.5%	Consumer staples	3.5%
Healthcare	11.5%	Information technology	2.1%
Consumer discretionary	7.3%	Other	5.8%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	on 12/31/04		on 12/31/04

Genuine Parts Co.	4.4%	ConocoPhillips	3.7%
Wendy’s International, Inc.	4.3%	Bemis Co., Inc.	3.1%
Tyco International Ltd.	4.1%	Bristol-Myers Squibb Co.	3.1%
J.P. Morgan, Chase & Co.	3.9%	ChevronTexaco Corp.	3.1%
Bank of America Corp.	3.7%	Southwest Airlines Co.	3.0%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 1994. Past performance is not predictive of future performance. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
Small-Company Stock Fund
Investment commentary for the period ended December 31, 2004, provided by portfolio manager Stuart Teach. Comments prepared January 11, 2005.

MARKET CONDITIONS

The major economic factors in place in 2003 remained intact in 2004. These included historically low interest rates, higher energy prices and continued improvement in the overall economy. As evidence of the economy’s progress, there was marked improvement in labor market conditions. After realizing job losses in 2003, the nation gained 2.2 million new jobs in 2004. Capital spending also grew as companies gained confidence in the strength of the economy and demonstrated a greater willingness to expand operations or take steps to improve productivity.

In keeping with the improved outlook, the Federal Reserve began to turn its attention from encouraging growth to keeping the economy from overheating and sparking inflation. The Fed kept its target for the federal funds rate—a key short-term rate—steady at 1% until mid-year. Then in five separate moves from June through December, the Fed raised its target for this rate to 2.25%.

FUND PERFORMANCE

The overall stock market, as measured by the Standard & Poor’s 500 Stock Index, increased 10.88% in the 12 months ended December 31, 2004. The market’s advance was broad-based, with most industry groups posting a gain. On a capitalization basis, small-company stocks generally beat mid-capitalization issues, which in turn outdistanced large-cap stocks. Small-company stocks have now led large-cap issues for several years.

Your Fund increased 13.24% in 2004 and its benchmark index the Russell 2000 increased 18.33%. While the Fund’s return was certainly healthy—especially on top of last year’s double-digit advance—results lagged the Index’s. One primary reason was that while both your Fund and the Index maintain a sizable commitment to financials—a top-performing sector in 2004—the bank and insurance stocks included in the Index performed better than the names in the Fund. Our position in technology stocks was also a factor. Technology stocks generally lagged the Index and the broad market for the full year, despite a fourth-quarter rally. The Fund maintains less exposure than the benchmark index; however, our picks in this universe fared worse than the sector overall.

On the plus side: The Fund got a performance boost from our relatively higher exposure to utilities—a top performing sector—and the return on our position was above that for the category overall.

Among the significant changes to the Fund’s portfolio made during the latter half of 2004, we eliminated our position in Varco International, a supplier of oil field services and equipment. Varco entered into a merger agreement with National-Oilwell. The increase in value was welcome; however, we concluded that potential anti-trust issues would slow the merger process and decided the sale of the stock was warranted.

We continued to add to positions in companies we initially bought in late 2003. These purchases included Overnite Corporation, a trucking company that has seen its business improve with the strengthening economy. The stock has done well for us: its price has increased 62% since this past March. We also increased our position in the restaurant company O’Charley’s. Business improved during the summer and fall and the company’s stock has increased 18% since our last purchase.

OUTLOOK

Conditions for stocks appear generally positive for 2005. The economy continues to expand, albeit somewhat more slowly than the past two years. And, while the Federal Reserve increased the federal funds rate five times in 2004, interest rates are still low by historic measures and should sufficiently accommodate future growth.

Given that the market has already advanced so strongly, investors will likely demand more good news in the form of continued increases in corporate profits in order to justify a further hefty increase in stock valuations. Our view is that stocks will move higher in 2005 but at a more modest pace than in the two prior years.

   Performance Evaluation

Small-Company Stock Fund

			Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(03/98)

periods ended 12/31/04
Small-Company Stock Fund	13.24%	13.81%	7.98%
Russell 2000 Index	18.33%	6.61%	6.52%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	on 12/31/04		on 12/31/04

Industrials	26.5%	Utilities	5.1%
Consumer discretionary	16.3%	Consumer staples	4.6%
Financials	13.9%	Materials	2.0%
Information technology	13.1%	Healthcare	1.6%
Energy	7.2%	Other	9.7%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	on 12/31/04		on 12/31/04

Questar Corp.	5.1%	Claire’s Stores, Inc.	3.7%
Flowserve Corp.	4.2%	Belden CDT, Inc.	3.7%
O’Charley’s Inc.	3.9%	Vishay Intertechnology, Inc.	3.5%
Hughes Supply, Inc.	3.9%	Helmerich & Payne, Inc.	3.3%
Cimarex Energy Co.	3.9%	Regal-Beloit Corp.	3.2%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made at the Fund’s inception on March 4, 1998. Past performance is not predictive of future performance. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation

PERFORMANCE EVALUATION
International Stock Index Fund
Investment commentary for the period ended December 31, 2004, provided by SSgA, manager of the State Street MSCI® EAFE® Index Portfolio. Comments prepared January 18, 2005.

MARKET CONDITIONS

Uncertainty was the overriding theme for investors during 2004. Rising oil prices, terrorist threats, the uncertainty surrounding the November U.S. elections and the unstable situations in Iraq, Afghanistan and North Korea gave investors cause for concern.

While equities globally produced modest positive returns through the first three quarters of 2004, the fourth quarter surge helped a broad range of markets to finish the full year with double-digit gains. Boosted additionally by a renewed tumble in the US dollar, the MSCI Europe Australasia and Far East (EAFE) Index roared back from its third-quarter consolidation to return a generous 20.25% gain for all of 2004. Your Fund returned 17.94% for the same period.

In the US, the S&P 500 had a respectable year in its own right, but without the explicit currency benefit enjoyed by dollar-based EAFE investors, the S&P underperformed international markets completing the full-year 2004 with a 10.88% return.

INDEX PERFORMANCE

MSCI Europe outpaced MSCI Pacific in 2004, but the regional differences were slim compared with the bullish trend across markets. MSCI Japan (up 15.86% for the last twelve months) underperformed EAFE slightly for the year, but so did the MSCI benchmarks in France (up 18.48% for twelve), the UK (ahead 19.57%), and Switzerland (ahead 14.96% respectively). MSCI Europe returned 20.88%, against 18.98% for MSCI Pacific, as European currencies outperformed their Asian counterparts.

Although every EAFE market appreciated in local terms during the fourth quarter, it was the steady declines of the dollar that gave EAFE constituents their most significant boost. The effects of the fourth quarter’s sell-off in the US dollar also made EAFE markets nearly unanimous winners over the S&P 500 for all of 2004. Over the course of the full year, the only EAFE constituent to lag the S&P was MSCI Finland with a 6.14% annual return. Shares in Finland-based cell-phone maker Nokia finished 2004 with a double-digit loss due to the company’s disappointing results earlier in the year.

MSCI Austria was EAFE’s top 2004 performer, with a bountiful annual return of 71.52%. MSCI Greece returned 46.06% for all of 2004, making it the third-best full-year performer in EAFE. The last three months were clearly the charm for Spanish equities: MSCI Spain returned just 2.91% for the first three quarters of 2004, but achieved a full-year return of 28.93%.

The broad bond market strength also kept investors on the prowl for names in the utility group, which has a higher dividend yield than any other EAFE sector. Although utilities were the third-best performer in the fourth quarter, they posted an impressive 34.67% gain for all of 2004. This remarkable result from an ostensibly defensive sector far outdid even the second-place energy group, whose laggard fourth-quarter rise still left it with a 24.78% return for all of 2004. Just behind energy was the third-best sector on a full-year basis, the financials, which posted an annual gain of 24.10%. Interestingly, the top EAFE sector performers in 2004—utilities, energy and financials—are, in order, those with the highest dividend yields.

OUTLOOK

Many trends that benefited EAFE markets in the fourth quarter of 2004 remain firmly in place: low short-term interest rates, friendly bond yields, stabilizing energy costs and healthy earnings prospects for 2005. Until cash and bonds offer more promising returns, solid earnings and decent dividends seem likely to keep stocks attractive.

   Performance Evaluation

International Stock Index Fund

		Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	(01/01)

periods ended 12/31/04
International Stock Index Fund	17.94%	0.58%
MSCI EAFE Index	20.25%	2.98%

	% of Total		% of Total
	Investment		Investment
COUNTRY DIVERSIFICATION	on 12/31/04*		on 12/31/04*

United Kingdom	20.4%	Finland	1.2%
Japan	17.8%	Belgium	1.1%
France	7.6%	Ireland	0.8%
Germany	5.8%	Singapore	0.7%
Switzerland	5.7%	Denmark	0.6%
Netherlands	4.0%	Norway	0.5%
Australia	4.0%	Greece	0.5%
Spain	3.4%	Portugal	0.3%
Italy	2.9%	Austria	0.3%
Sweden	2.1%	New Zealand	0.2%
Hong Kong	1.2%	Other	18.9%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	on 12/31/04*		on 12/31/04*

BP PLC	1.9%	Novartis AG	1.1%
HSBC Holdings PLC	1.7%	Royal Dutch Petroleum Co.	1.1%
Vodafone Group PLC	1.6%	Toyota Motor Corp.	1.1%
GlaxoSmithKline PLC	1.3%	Nestle SA	1.0%
Total SA	1.2%	Royal Bank of Scotland Group PLC	1.0%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI EAFE Index made at the Fund’s inception on January 22, 2001. Past performance is not predictive of future performance. The International Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* The holdings information is for the State Street MSCI® EAFE® Index Portfolio, the master portfolio in which the Homestead International Stock Index Fund invests all of its assets. Please refer to Appendix B for the complete annual report for the State Street MSCI® EAFE® Index Portfolio.

Performance Evaluation

PERFORMANCE EVALUATION
Nasdaq-100 Index Tracking StockSM Fund
Investment commentary for the period ended December 31, 2004, provided by portfolio manager Stuart Teach. Comments prepared January 28, 2005.

MARKET CONDITIONS

The economy continued to improve in 2004. For the first half of the year, the Federal Reserve took no action to rein in the strengthening economy. Then at mid-year, the nation’s central bank intervened with the first in a series of steps designed to moderate the economy’s expansion and keep inflation in check. Rates trended higher but remain low by historic measures.

The transition to a rising interest rate environment did not cause the stock market to stumble. Investors focused on the general strength of the U.S. economy and, in the fourth quarter, were relieved to see a speedy and smooth conclusion to the U.S. presidential election.

INDEX PERFORMANCE

The major stock market indices posted gains for 2004, largely due to a strong fourth-quarter advance. Your Fund’s proxy, the Nasdaq-100 Index®, gained 10.73% in the year just ended, on top of an almost 50% advance in 2003. The Fund followed suit with a 2004 advance of 8.80%.

As you know, your Fund meets its objective of replicating the performance of the Nasdaq-100 Index primarily by investing in an exchange-traded fund (the Nasdaq-100 Index Tracking StockSM or QQQQ) designed to mirror the Index. This is a cost effective way for a relatively small Fund to maintain a portfolio that will move in-line with the full Nasdaq-100 Index. It would be practically impossible for the Fund to buy each of the securities in the Index and actively trade them to maintain as close a correlation as we have been able to maintain through investment in the QQQQ.

While you can expect this Fund will perform in line with the Nasdaq-100 Index, the Fund’s returns will not match the Index’s exactly. The difference between the Fund’s return and the Index’s is referred to as tracking error. There are a number of contributors to tracking error, principally costs (mutual funds incur expenses, whereas the Index does not) and cash flow (mutual funds need to be able to accommodate shareholder purchases and redemptions, whereas the Index remains fully invested at all times).

The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies traded on the Nasdaq Stock Market® based on market capitalization (share price times number of shares outstanding). Index securities are ranked by market value. Effectively, the Index takes larger positions in larger companies; thus the share price performance of those companies will have a greater impact on the Index’s performance overall than the share price performance of a smaller company.

The Index’s best performing stock for the year was KMart Holding Corporation (+313.15%). KMRT was added to the Index during 2004, and at year-end the position was relatively small—less than 1% of the Index’s total investments. Among the Index’s top 10 holdings as of December 31, 2004, the best performing stocks in 2004 were Apple Computer (+201.36%) and Starbucks (+88.06%).

There were a total of 10 changes to the Index’s company constituents during 2004. In December, Cognizant Technology Solutions replaced PeopleSoft, Autodesk replaced Cephalon, Ericsson Telephone Company replaced Compuware Corporation, Liberty Media International replaced First Health Group, MCI replaced Gentex Corporation, NTL Incorporated replaced Henry Schein, Sirius Satellite Radio replaced NVIDIA Corporation, Wynn Resorts, Limited replaced Patterson-UTI Energy and XM Satellite Radio Holdings replaced Ryanair Holdings PLC. Earlier in the year, KMart Holding Corporation took the position previously occupied by PanAmSat Corporation.

   Performance Evaluation

Nasdaq-100 Index Tracking StockSM Fund

		Since Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	(01/01)

periods ended 12/31/04
Nasdaq-100 Index Tracking StockSM Fund	8.80%	-14.31%
Nasdaq-100 Index	10.73%	-11.52%

	% of Total		% of Total
	Investment		Investment
INDUSTRY DIVERSIFICATION	on 12/31/04*		on 12/31/04*

Information technology hardware	33.9%	Telecommunications	4.3%
Computer software/services	20.6%	Manufacturing	3.3%
Retail/wholesale trade	12.0%	Health	2.6%
Other services	11.7%	Consumer goods	1.1%
Pharmaceuticals & biotechnology	9.7%	Transportation	0.8%

Total			100%

	% of Total		% of Total
	Investment		Investment
TOP TEN HOLDINGS	on 12/31/04*		on 12/31/04*

Microsoft Corp.	7.4%	Nextel Communications, Inc.	3.1%
QUALCOMM Inc.	6.2%	Dell Inc.	2.9%
eBay Inc.	4.3%	Amgen Inc.	2.8%
Intel Corp.	3.9%	Apple Computer, Inc.	2.7%
Cisco Systems, Inc.	3.4%	Starbucks Corp.	2.6%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Nasdaq-100 Index made at the Fund’s inception on January 22, 2001. Past performance is not predictive of future performance. The Nasdaq-100 Index Tracking StockSM Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the Nasdaq-100 Index Tracking StockSM, the exchange-traded fund in which the Homestead Nasdaq-100 Index Tracking StockSM Fund invests substantially all of its assets.

Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at July 1, 2004 and held through December 31, 2004.

ACTUAL EXPENSES

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund), if you redeem your shares less than 30 calendar days after you purchase them.

IRA and Educational Savings accounts are charged a $13.00 custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of funds held by each account type. These fees are not included in the Example below.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

   Expense Example

	Beginning Amount	Ending Account
	Value	Value	Expenses Paid		Annualized
	7/1/2004	12/31/2004	During the Period[a]		Expense Ratio

DAILY INCOME FUND[b]
Actual Return	$1,000.00	$1,004.31	$4.03	[b]	0.80%
Hypothetical (5% return before expense)	1,000.00	1,046.87	4.10	[b]	0.80%
SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	$1,000.00	$1,008.23	$3.78		0.75%
Hypothetical (5% return before expense)	1,000.00	1,047.13	3.84		0.75%
SHORT-TERM BOND FUND[c]
Actual Return	$1,000.00	$1,016.11	$3.80		0.75%
Hypothetical (5% return before expense)	1,000.00	1,047.13	3.84		0.75%
STOCK INDEX FUND[d]
Actual Return	$1,000.00	$1,069.85	$3.88		0.75%
Hypothetical (5% return before expense)	1,000.00	1,047.13	3.84		0.75%
VALUE FUND
Actual Return	$1,000.00	$1,085.28	$4.27		0.82%
Hypothetical (5% return before expense)	1,000.00	1,046.76	4.20		0.82%
SMALL-COMPANY STOCK FUND
Actual Return	$1,000.00	$1,108.18	$7.19		1.37%
Hypothetical (5% return before expense)	1,000.00	1,043.89	7.01		1.37%
INTERNATIONAL STOCK INDEX FUND[d]
Actual Return	$1,000.00	$1,140.05	$7.97		1.50%
Hypothetical (5% return before expense)	1,000.00	1,043.22	7.68		1.50%
NASDAQ-100 INDEX TRACKING STOCK SM FUND
Actual Return	$1,000.00	$1,065.73	$7.74		1.50%
Hypothetical (5% return before expense)	1,000.00	1,043.22	7.68		1.50%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent twelve-month period.

b.	The “Annualized Expense Ratio,” shown here and used to calculate the “Expenses Paid During the Period” for the Daily Income Fund, is the actual expense ratio for the most recent six-month period, which differs from the Fund’s annual expense ratio. The expense ratio has been adjusted to reflect the reinstatement of the Expense Limitation Agreement between RE Advisers and the Fund on July 1, 2004 to .80%, after a temporary reduction to .70%.

c.	On December 1, 2004, RE Advisers increased the amount of the expense limitation from 0.75% to 0.80% for the Short-Term Bond Fund. If the expense limitation had been at 0.80% for the entire year, the “Annualized Expense Ratio” would have been 0.80%. The “Ending Account Value” and the “Expenses Paid During the Period” based on the Fund’s actual return would have been $1,012.04 and $4.04, respectively. The “Ending Account Value” and the “Expenses Paid During the Period” based on a hypothetical 5% return would have been $1,046.87 and $4.10, respectively.

d.	The Stock Index Fund and the International Stock Index Fund are Feeder Funds. The Example reflects the expenses of both the Feeder Fund and the Master Portfolio.

Expense Example

Regulatory Matters

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling the Chief Compliance Officer at 1-800-258-3030 prompt 3. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online atwww.homesteadfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly portfolio holdings can also be accessed on the Funds’ website at www.homesteadfunds.com. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports.

   Regulatory Matters

PORTFOLIO OF INVESTMENTS: Daily Income Fund
December 31, 2004

COMMERCIAL PAPER	Interest Rate	Maturity Date	Face Amount	Value

(75.3% of portfolio)
American General Finance Corp.	2.12%	01/04/05	$1,400,000	$1,399,753
American General Finance Corp.	2.16	01/07/05	1,500,000	1,499,460
American General Finance Corp.	2.24	01/19/05	1,350,000	1,348,488
BellSouth Corp.	2.28	01/21/05	1,430,000	1,428,189
BellSouth Corp.	2.28	01/24/05	2,000,000	1,997,087
BellSouth Corp.	2.15	01/31/05	925,000	923,343
ChevronTexaco Corp.	2.24	01/04/05	1,565,000	1,564,708
CIT Group Inc.	2.00	01/05/05	1,100,000	1,099,756
CIT Group Inc.	2.32	02/07/05	485,000	483,844
CIT Group Inc.	2.38	03/02/05	1,270,000	1,264,962
Citigroup	2.20	01/10/05	1,150,000	1,149,368
Citigroup	2.25	01/20/05	1,000,000	998,813
Citigroup	2.30	01/25/05	1,050,000	1,048,390
Coca-Cola Co.	2.19	02/15/05	1,340,000	1,336,332
Coca-Cola Co.	2.24	02/25/05	350,000	348,802
Eli Lily & Co.	2.03	01/13/05	2,711,000	2,709,166
Eli Lily & Co.	2.27	02/01/05	1,500,000	1,497,068
Exxon Asset Management Co.	2.12	01/05/05	3,305,000	3,304,221
Exxon Asset Management Co.	2.05	01/10/05	1,000,000	999,488
General Electric Capital Corp.	2.21	01/05/05	715,000	714,824
General Electric Capital Corp.	2.23	01/19/05	1,220,000	1,218,640
General Electric Capital Corp.	2.29	01/31/05	1,500,000	1,497,137
IBM Corp.	2.20	01/28/05	1,258,000	1,255,924
IBM Corp.	2.22	02/02/05	3,100,000	3,093,883
Merrill Lynch & Co., Inc.	2.28	01/31/05	2,500,000	2,495,250
Morgan Stanley & Co. Inc.	2.33	01/26/05	1,800,000	1,797,087
Morgan Stanley & Co. Inc.	2.32	01/27/05	2,565,000	2,560,702
Pepsico Inc.	2.20	01/05/05	2,360,000	2,359,423
Pepsico Inc.	2.27	01/21/05	1,900,000	1,897,604
Pfizer Inc.	2.01	01/03/05	2,000,000	1,999,777
Pfizer Inc.	2.14	01/18/05	1,525,000	1,523,459
Pfizer Inc.	2.15	01/24/05	800,000	798,901
Proctor & Gamble Co.	2.38	03/14/05	2,260,000	2,249,242
Proctor & Gamble Co.	2.38	03/16/05	2,100,000	2,089,726
Prudential Funding Corp.	2.12	01/06/05	1,375,000	1,374,595
Prudential Funding Corp.	2.18	02/08/05	1,100,000	1,097,469
Southern Company	2.30	01/06/05	1,215,000	1,214,612
Southern Company	2.25	01/13/05	1,760,000	1,758,680
Southern Company	2.17	01/28/05	1,000,000	998,372
Wal-Mart Stores, Inc.	2.19	01/19/05	3,270,000	3,266,419
XTRA Corp.	2.30	01/03/05	1,100,000	1,099,859
XTRA Corp.	2.30	01/07/05	3,210,000	3,208,769

Total Commercial Paper (Cost $67,971,592)				67,971,592

CORPORATE NOTES

(2.6% of portfolio)
American Express Credit Corp.	4.25%	02/07/05	720,000	721,534
American General Finance Corp.	7.75	04/01/05	45,000	45,619
Associates Corp. of North America	7.75	02/15/05	26,000	26,174
Associates Corp. of North America	7.75	02/15/05	19,000	19,127
Associates Corp. of North America	7.75	02/15/05	100,000	100,629
CIT Group Inc.	3.35	02/15/05	50,000	50,050
CIT Group Inc.	3.25	02/15/05	100,000	100,087
CIT Group Inc.	3.25	04/15/05	100,000	100,190
Eli Lily & Co.	8.38	02/07/05	100,000	100,583
General Electric Capital Corp.	4.25	01/28/05	50,000	50,079
General Electric Capital Corp.	4.25	01/28/05	25,000	25,039

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Daily Income Fund (continued)
December 31, 2004

	Interest Rate	Maturity Date	Face Amount	Value

General Electric Capital Corp.	4.25%	01/28/05	$170,000	$170,256
General Electric Capital Corp.	4.25	01/28/05	10,000	10,013
General Electric Capital Corp.	4.25	01/28/05	100,000	100,147
General Electric Capital Corp.	4.25	01/28/05	200,000	200,293
General Electric Capital Corp.	4.25	01/28/05	18,000	18,024
General Electric Capital Corp.	4.25	01/28/05	100,000	100,137
General Electric Capital Corp.	4.25	01/28/05	40,000	40,043
General Electric Capital Corp.	7.25	02/01/05	135,000	135,557
General Electric Capital Corp.	7.25	02/01/05	15,000	15,059
General Electric Capital Corp.	7.25	02/01/05	12,000	12,043
General Electric Capital Corp.	8.85	04/01/05	15,000	15,234
Merrill Lynch & Co., Inc.	4.54	03/08/05	100,000	100,408
Merrill Lynch & Co., Inc.	4.54	03/08/05	15,000	15,051
Merrill Lynch & Co., Inc.	4.54	03/08/05	25,000	25,080

Total Corporate Notes (Cost $2,296,456)				2,296,456

U.S. GOVERNMENT AGENCY OBLIGATIONS
(18.3% of portfolio)
Federal Farm Credit Bank	5.90	01/10/05	400,000	400,371
Federal Farm Credit Bank	5.45	01/19/05	75,000	75,109
Federal Farm Credit Bank	1.87	01/24/05	300,000	299,937
Federal Farm Credit Bank	7.25	02/09/05	25,000	25,125
Federal Farm Credit Bank	5.75	02/09/05	60,000	60,202
Federal Farm Credit Bank	5.18	03/07/05	50,000	50,242
Federal Farm Credit Bank	7.35	03/24/05	660,000	667,766
Federal Farm Credit Bank	7.35	03/24/05	350,000	353,905
Federal Farm Credit Bank	4.38	04/15/05	100,000	100,551
Federal Home Loan Bank	2.15	01/21/05	260,000	259,690
Federal Home Loan Bank	2.20	01/21/05	400,000	399,511
Federal Home Loan Bank	2.22	02/02/05	1,370,000	1,367,296
Federal Home Loan Bank	4.38	02/15/05	900,000	902,158
Federal Home Loan Bank	2.33	03/04/05	1,430,000	1,424,262
Federal Home Loan Mortgage Corp. (b)	1.91	01/04/05	300,000	299,952
Federal Home Loan Mortgage Corp. (b)	8.00	01/26/05	25,000	25,100
Federal Home Loan Mortgage Corp. (b)	2.16	02/01/05	1,600,000	1,597,024
Federal Home Loan Mortgage Corp. (b)	2.26	02/22/05	570,000	568,139
Federal Home Loan Mortgage Corp. (b)	2.40	03/15/05	853,000	848,849
Federal Home Loan Mortgage Corp. (b)	2.39	03/15/05	337,000	335,367
Federal National Mortgage Assn. (b)	2.17	02/09/05	1,058,000	1,055,513
Federal National Mortgage Assn. (b)	2.19	02/09/05	740,000	738,244
Federal National Mortgage Assn. (b)	2.22	02/16/05	600,000	598,298
Federal National Mortgage Assn. (b)	2.40	03/02/05	600,000	597,601
Federal National Mortgage Assn. (b)	2.38	03/15/05	530,000	527,442
Tennessee Valley Authority	2.34	03/17/05	3,000,000	2,985,375

Total U.S. Government Agency Obligations (Cost $16,563,029)				16,563,029

MONEY MARKET ACCOUNTS			Shares

(3.8% of portfolio)
SSgA Money Market Fund	1.83	(a)	667	667
SSgA Prime Money Market Fund	2.05	(a)	3,467,000	3,467,000

Total Money Market Accounts (Cost $3,467,667)				3,467,667

TOTAL INVESTMENTS IN SECURITIES (Cost $90,298,744)—100%				$90,298,744

(a)	7-day yield at December 31, 2004.

(b)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
December 31, 2004

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value

(7.5% of portfolio)
Export Funding Trust 94-A	7.89%		02/15/05	$50,000	$50,235
Government Export Trust	6.00		03/15/05	20,833	20,943
Guaranteed Export Trust 93-D	5.23		05/15/05	38,296	38,553
Small Business Administration 93-J	5.90		10/01/13	110,889	115,076
Small Business Administration 98-E	6.30		05/01/18	104,150	110,474
Small Business Administration 98-H	6.15		08/01/18	53,214	56,273
Small Business Administration 99-D	6.15		04/01/19	142,955	151,702
Small Business Administration Pool #100075	3.50		05/25/19	81,077	75,284
Small Business Administration Pool #500724	4.00		12/25/13	18,547	18,651
Small Business Administration Pool #502261	3.13	(a)	10/25/17	26,506	26,520
Small Business Administration Pool #502477	2.75	(a)	09/25/18	70,408	70,174
Small Business Administration Pool #502543	2.70	(a)	01/25/19	125,084	125,007
Small Business Administration Pool #502684	2.75	(a)	07/25/19	52,650	53,022
Small Business Administration Pool #503278	2.38	(a)	02/25/21	151,666	151,565
Small Business Administration Pool #503463	2.63	(a)	09/25/21	90,412	89,999
Small Business Administration Pool #503918	2.75	(a)	09/25/22	103,817	103,790
Small Business Administration Pool #504067	2.75	(a)	01/25/08	174,903	174,450
Small Business Administration Pool #504305	2.38	(a)	10/25/23	58,650	58,126
Small Business Investment Companies 95-C	6.88		09/01/05	258,160	264,309
Small Business Investment Companies 99-A	6.24		03/10/09	536,673	555,478
Small Business Investment Companies 02-B	5.20		08/01/12	225,212	229,838
Small Business Investment Companies 02-20K	5.08		11/01/22	90,178	92,211
Small Business Investment Companies 03-P10A	4.52		02/10/13	91,331	91,356
Small Business Investment Companies 03-10A	4.63		03/10/13	500,000	501,195

Total Asset Backed Securities (Cost $3,159,416)					3,224,231

MORTGAGE BACKED SECURITIES
(8.6% of portfolio)
GNMA #1928	7.00		11/20/09	15,002	15,819
GNMA #8054	4.63	(a)	10/20/22	15,661	15,928
GNMA #8102	4.00	(a)	02/20/16	36,939	36,809
GNMA #8191	3.38	(a)	05/20/23	56,339	57,084
GNMA #8215	3.38	(a)	04/20/17	21,151	21,432
GNMA #8332	3.50	(a)	03/20/18	29,074	29,269
GNMA #8384	3.38	(a)	03/20/24	23,937	24,144
GNMA #8393	4.00	(a)	08/20/18	26,079	25,952
GNMA #8423	3.38	(a)	05/20/24	30,003	30,546
GNMA #8459	3.75	(a)	07/20/24	44,835	45,453
GNMA #8499	3.88	(a)	05/20/19	13,455	13,627
GNMA #8518	4.63	(a)	10/20/24	35,864	36,647
GNMA #8591	3.38	(a)	02/20/25	104,782	106,474
GNMA #8638	3.38	(a)	06/20/25	58,120	59,380
GNMA #8648	3.75	(a)	07/20/25	145,255	146,740
GNMA #8663	3.75	(a)	07/20/25	51,626	52,351
GNMA #8687	3.75	(a)	08/20/25	10,785	10,920
GNMA #8747	4.63	(a)	11/20/25	46,309	47,343
GNMA #8836	3.75	(a)	09/20/21	49,724	50,400
GNMA #8847	3.38	(a)	04/20/26	65,796	66,735
GNMA #8877	3.38	(a)	05/20/26	17,569	17,889
GNMA #8973	3.88	(a)	05/20/22	55,569	56,231
GNMA #8978	3.38	(a)	05/20/22	58,118	59,078
GNMA #510280	6.00		08/15/14	44,904	47,376
GNMA #583189	4.50		02/20/17	163,400	163,878
GNMA #780336	6.50		02/15/11	26,659	28,140
GNMA #80053	3.38	(a)	03/20/27	16,242	16,515
GNMA #80058	3.38	(a)	04/20/27	14,922	15,139
GNMA #80300	3.50	(a)	07/20/29	107,989	110,075
GNMA #80302	3.38	(a)	06/20/29	125,770	127,303
GNMA #80309	3.50	(a)	08/20/29	43,077	43,680
GNMA #80426	3.50	(a)	07/20/30	21,475	21,872
GNMA #80452	3.50	(a)	09/20/30	103,051	105,090

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
December 31, 2004

	Interest Rate		Maturity Date	Face Amount	Value

GNMA #80475	2.88	%(a)	12/20/30	$219,422	$220,972
GNMA #80577	2.75	(a)	02/20/32	62,041	62,210
GNMA #880754	3.38	(a)	06/20/30	40,679	41,438
GNMA 1996-4	7.00		04/16/26	20,641	21,774
GNMA 2001-53	2.76	(a)	10/20/31	53,507	53,705
GNMA 2002-20	4.50		03/20/32	125,430	125,844
GNMA 2002-69	2.76	(a)	06/20/28	738,238	738,946
GNMA 2003-11	4.00		10/17/29	206,420	205,288
GNMA 2003-26	2.86	(a)	04/16/33	49,739	49,908
GNMA 2003-76	4.50		09/20/17	23,360	23,400
GNMA 2003-86	4.00		03/20/23	197,358	196,970
GNMA 2004-17	4.50		12/20/33	278,982	276,521

Total Mortgage Backed Securities (Cost $3,682,277)					3,722,295

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(55.4% of portfolio)
Government Trust Certificate (Israel Trust)	0.00	(b)	11/15/07	500,000	450,245
Government Trust Certificate (Israel Trust)	5.89		08/15/05	595,000	604,394
National Archives Facility Trust	8.50		09/01/19	60,421	74,247
Overseas Private Investment Corp.	0.00	(c)	05/27/08	250,000	259,358
Overseas Private Investment Corp.	0.00	(d)	11/30/10	1,500,000	1,795,035
Overseas Private Investment Corp.	4.10		11/15/14	166,720	166,111
Private Export Funding Corp.	5.75		01/15/08	500,000	532,085
Rowan Companies Inc.	2.80		10/20/13	171,428	163,123
Smith Enron Shipbuilding	5.97		12/15/06	149,116	149,624
U.S. Department of Housing and Urban Development	5.78		08/01/07	250,000	264,610
U.S. Department of Housing and Urban Development	7.50		08/01/11	250,000	282,946
U.S. Treasury Note	1.13		06/30/05	7,750,000	7,697,928
U.S. Treasury Note	5.75		11/15/05	250,000	256,406
U.S. Treasury Note	1.88		11/30/05	250,000	248,047
U.S. Treasury Note	1.50		03/31/06	500,000	491,836
U.S. Treasury Note	4.63		05/15/06	2,500,000	2,557,617
U.S. Treasury Note	6.50		10/15/06	250,000	264,981
U.S. Treasury Note	2.50		10/31/06	1,750,000	1,733,662
U.S. Treasury Note	2.63		11/15/06	2,250,000	2,233,388
U.S. Treasury Note	3.00		11/15/07	1,250,000	1,242,285
U.S. Treasury Note	2.63		05/15/08	500,000	488,828
U.S. Treasury Note Receipt	0.00	(b)	11/15/12	3,225,825	1,976,634

Total U.S. Government and Agency Obligations (Cost $23,980,893)					23,933,390

U.S. TREASURY BILLS
(23.6% of portfolio)
U.S. Treasury Bill	1.90		02/24/05	5,000,000	4,985,750
U.S. Treasury Bill	2.21		03/10/05	250,000	248,956
U.S. Treasury Bill	2.26		04/14/05	5,000,000	4,967,627

Total U.S. Treasury Bills (Cost $10,202,333)					10,202,333

MONEY MARKET ACCOUNT			Shares

(4.9% of portfolio)
Vanguard Treasury Money Market Fund	1.73	(e)	2,115,962	2,115,962

Total Money Market Account (Cost $2,115,962)				2,115,962

TOTAL INVESTMENTS IN SECURITIES (Cost $43,140,881)—100%				$43,198,211

(a)	Variable coupon rate as of December 31, 2004.

(b)	Zero coupon security, purchased at a discount.

(c)	Zero coupon security, security accretes to a premium price at maturity.

(d)	Zero coupon security, security accretes to a premium “Put” price at specified dates.

(e)	7-day yield at December 31, 2004.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
December 31, 2004

CORPORATE BONDS	Interest Rate		Maturity Date	Face Amount	Value

(35.1% of portfolio)
BASIC INDUSTRIES—4.8%
Avery Dennison Corp.	2.49	%(a)	08/10/07	$400,000	$399,881
Brown Forman Corp.	2.13		03/15/06	125,000	123,471
Dow Chemical Co.	8.63		04/01/06	150,000	159,000
Exxon Capital Corp.	6.00		07/01/05	1,425,000	1,445,754
Gerber Products Co.	9.00		10/15/06	145,000	157,261
Honeywell International, Inc.	0.00	(c)	08/01/05	125,000	122,758
Nabisco Inc.	6.38		02/01/35	3,100,000	3,105,837
Pepsico Capital Resources Inc.	0.00	(c)	04/01/06	174,000	166,610
Pepsico Capital Resources Inc.	0.00	(c)	04/01/08	154,000	134,189
Rockwell International Corp.	6.63		06/01/05	3,500,000	3,547,957
Sara Lee Corp.	5.95		01/20/05	270,000	270,235

Total Basic Industries					9,632,953

CONSUMER NON-DURABLE GOODS—0.2%
Retail
Wal-Mart Stores, Inc.	8.75		12/29/06	467,000	470,362

Total Consumer Non-Durable Goods					470,362

FINANCE—17.1%
Banks
Bank of America Corp.	7.23		08/15/12	200,000	229,557
Bayerische Landesbank New York	2.37	(a)	01/31/05	100,000	100,004
Bayerische Landesbank New York	2.40	(d)	06/16/06	1,050,000	1,047,552
Bayerische Landesbank New York	2.60		10/16/06	2,850,000	2,810,439
Bayerische Landesbank New York	3.20		04/15/09	1,150,000	1,115,809
European Investment Bank	2.70		04/20/07	700,000	688,568
First Federal of Michigan	0.00	(c)	02/26/05	100,000	99,555
KFW	3.25		09/21/07	1,220,000	1,212,410
Lehman Brothers Bank FSB	1.55		03/28/05	600,000	598,415
US Bank N.A.	2.87		02/01/07	2,125,000	2,106,608
US Bank N.A.	3.70		08/01/07	700,000	701,296
US Bank N.A.	3.75		02/06/09	100,000	99,012
Commercial Lending & Leasing
AT&T Capital Corp.	6.60		05/15/05	1,350,000	1,361,723
Caterpillar Financial Services Corp.	2.97	(a)	08/07/08	100,000	100,030
CIT Group, Inc.	1.90		06/15/05	350,000	348,263
CIT Group, Inc.	5.65		11/15/05	100,000	101,548
CIT Group, Inc.	3.85		01/15/06	225,000	224,870
CIT Group, Inc.	6.50		02/07/06	1,775,000	1,837,388
CIT Group, Inc.	4.13		02/21/06	100,000	101,016
Textron Financial Corp.	3.25	(a)	06/13/05	1,200,000	1,203,599
Textron Financial Corp.	2.75		06/01/06	500,000	493,994
Consumer Loans
Beneficial Corp.	7.00		02/12/07	125,000	132,001
Beneficial Corp.	7.06		09/17/07	100,000	107,440
Countrywide Home Loans, Inc.	6.51		02/11/05	575,000	577,163
Ford Motor Credit Co.	7.75		03/15/05	225,000	227,112
General Electric Capital Corp.	6.00		08/01/05	145,000	147,552
General Electric Capital Corp.	2.80		01/15/07	700,000	690,712
General Electric Capital Corp.	2.84	(a)	05/30/08	410,000	407,700
General Electric Capital Corp.	2.84	(a)	06/11/08	175,000	173,679
General Electric Capital Corp.	2.90	(a)	02/20/09	1,200,000	1,200,352
General Electric Capital Corp.(b)	2.63	(d)	04/14/09	500,000	487,586
General Electric Capital Corp.	1.89	(a)	11/01/49	115,000	114,387
General Electric Capital Corp.	1.89	(a)	02/01/50	200,000	198,694
General Electric Capital Corp.	2.00	(a)	06/30/55	225,000	223,103

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2004

	Interest Rate		Maturity Date	Face Amount	Value

General Motors Acceptance Corp.	6.48%		05/01/06	$1,000,000	$1,023,608
General Motors Acceptance Corp.	4.50		07/15/06	200,000	200,122
Household Finance Corp.	8.00		05/09/05	2,415,000	2,458,567
Household Finance Corp.	6.08		03/08/06	97,500	99,723
Household Finance Corp.	5.35		12/15/07	100,000	102,509
Household Finance Corp.	2.62	(a)	08/15/08	100,000	100,050
Transamerica Finance Corp.	0.00	(c)	09/01/07	225,000	198,938
Financial Services
American Express Credit Corp.	7.45		08/10/05	1,100,000	1,129,172
Associates Corp. of N.A.	6.56		11/14/05	250,000	257,223
Associates Corp. of N.A.	7.40		05/15/06	200,000	210,817
Newcourt Credit Group Inc.	6.88		02/16/05	100,000	100,485
Insurance
Allstate Financial Global Funding (b)	2.50		06/20/08	225,000	214,801
American International Group (b)	2.88		05/15/08	275,000	266,506
Liberty Mutual Capital Corp. (b)	8.10		01/14/05	1,250,000	1,251,203
MassMutual Global Funding (b)	4.55		05/30/05	175,000	176,080
MassMutual Global Funding II (b)	2.55		07/15/08	100,000	95,969
MBIA Global Funding LLC (b)	2.88		11/30/06	1,250,000	1,235,586
Nationwide Life Global Funding (b)	2.75		05/15/07	750,000	734,591
Principal Life Income Funding	3.20		04/01/09	400,000	386,758
Providian Corp.	8.06		03/16/05	380,000	383,751
Providian Corp.	7.97		08/12/05	100,000	102,764
Investment Banker/Broker
Credit Suisse First Boston Inc.	5.25	(a)	10/27/05	1,175,000	1,195,112
Donaldson, Lufkin & Jenrette Securities Corp.	3.25	(a)	03/28/07	1,100,000	1,112,385

Total Finance					34,305,857

HEALTHCARE—5.1%
Healthcare Providers & Services
Kaiser Foundation Hospitals	9.55		07/15/05	490,000	506,581
UnitedHealth Group Inc.	7.50		11/15/05	4,800,000	4,954,080
UnitedHealth Group Inc.	3.38		08/15/07	475,000	471,360
Major Drugs
Merck & Co., Inc.	4.13		01/18/05	1,435,000	1,435,812
Merck & Co., Inc.	2.50		03/30/07	1,825,000	1,781,543
Pfizer Inc.	2.50		03/15/07	1,000,000	979,544

Total Healthcare					10,128,920

PUBLISHING—(less than 0.1% of portfolio)
Newspapers
Gannet Co. Inc.	4.95		04/01/05	100,000	100,498

Total Publishing					100,498

TRANSPORTATION—0.8%
Railroad
CSX Corp.	6.36		03/15/05	1,000,000	1,007,152
CSX Corp.	6.72		06/01/06	100,000	104,709
Union Tank Car Co.	6.76		01/02/06	99,975	103,826
Union Tank Car Co.	6.57		01/02/14	402,660	437,876

Total Transportation					1,653,563

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2004

	Interest Rate		Maturity Date	Face Amount	Value

UTILITIES—7.1%
Electric & Gas
Cleco Corp.	8.75%		06/01/05	$575,000	$587,326
Cleco Corp.	7.00		05/01/08	375,000	399,618
Colonial Pipeline Co. (b)	7.45		08/15/07	500,000	545,710
Consumers Energy Co.	6.38		02/01/08	1,250,000	1,342,197
Ohio Valley Electric Corp. (b)	5.94		02/12/06	1,360,000	1,399,009
PacifiCorp	6.75		04/01/05	120,000	121,148
Pennsylvania Power & Light Co.	6.55		03/01/06	128,000	132,708
Potomac Electric Power Co.	6.25		10/15/07	250,000	266,148
South Carolina Electric & Gas Co.	7.63		04/01/25	1,475,000	1,520,141
United Energy Ltd. (b)	6.00		11/01/05	600,000	612,849
Washington Gas Light Co.	6.51		08/18/08	350,000	377,573
Washington Gas Light Co.	6.50		06/09/25	1,425,000	1,437,603
Washington Gas Light Co.	6.40		07/22/27	250,000	267,912
Telephone
GTE Hawaiian Telephone Inc.	7.38		09/01/06	260,000	275,642
New England Telephone & Telegraph Co.	7.65		06/15/07	400,000	434,190
New York Telephone Co.	6.50		03/01/05	1,800,000	1,810,611
NYNEX Corp.	9.55		05/01/10	82,061	92,826
Pacific Bell	5.88		02/15/06	275,000	282,671
SBC Communications Capital Corp.	7.58		05/04/05	775,000	786,985
SBC Communications Capital Corp.	6.60		11/27/06	1,250,000	1,318,164
Southwestern Bell Telephone Co.	6.63		07/15/07	250,000	266,891

Total Utilities					14,277,922

Total Corporate Bonds (Cost $70,299,766)					70,570,075

YANKEE BONDS
(2.7% of portfolio)
Glaxosmithkline Capital PLC	2.38		04/16/07	600,000	587,362
HBOS Treasury Services PLC (b)	2.25	(d)	06/09/06	750,000	748,052
HBOS Treasury Services PLC (b)	4.00		09/15/09	675,000	673,053
Hydro-Quebec	6.27		01/03/26	80,000	90,262
Inter American Development Bank	0.00	(c)	12/16/06	925,000	859,009
International Bank for Reconstruction and Development	0.00	(c)	02/15/08	100,000	88,767
International Bank for Reconstruction and Development	3.38	(d)	05/28/10	125,000	123,198
Nestle Holding Inc.	3.00	(d)	03/31/09	785,000	755,117
Ontario Province of Canada	3.28		03/28/08	800,000	789,947
Quebec Province of Canada	8.63		01/19/05	70,000	70,178
Texaco Brasil SA (b)	0.00	(c)	11/17/05	710,000	686,731

Total Yankee Bonds (Cost $5,529,072)					5,471,676

ASSET BACKED SECURITIES
(15.7% of portfolio)
ACLC Franchise Loan Receivables Trust 97-A (b)	2.73	(a)	09/17/12	108,497	109,308
ACLC Franchise Loan Receivables Trust 97-B (b)	6.73		04/15/14	1,604,809	1,630,396
Americredit Automobile Receivables Trust 02-A3	4.23		10/06/06	1,659,537	1,661,440
Americredit Automobile Receivables Trust 02-A4	4.61		01/12/09	375,000	379,841
Americredit Automobile Receivables Trust 02-C4	3.55		02/12/09	800,000	802,777
Americredit Automobile Receivables Trust 03-A4	3.10		11/06/09	100,000	99,750
Atlantic City Electric Transition Funding LLC 03-1	2.89		07/20/11	983,983	968,044
Capital One Master Trust 01-8	4.60		08/17/09	155,000	158,164
Chemical Master Credit Card Trust I 96-3	7.09		02/15/09	2,100,000	2,212,098
CIT Equipment Collateral 01-A	4.84		09/20/12	444,249	444,797

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2004

	Interest Rate		Maturity Date	Face Amount	Value

CIT RV Trust 98-A	6.09%		02/15/12	$71,597	$71,904
CIT RV Trust 99-A	6.24		08/15/15	200,000	208,266
CNH Equipment Trust 04-A	2.94		10/15/08	1,175,000	1,163,437
DVI Receivables Corp. 99-1	6.59		05/13/07	147,783	128,571
DVI Receivables Corp. 00-2	7.12		11/12/08	886,468	806,686
DVI Receivables Corp. 01-2	3.52		07/11/05	1,280,939	999,132
DVI Receivables Corp. 02-1	4.57		06/11/10	570,358	461,990
DVI Receivables Corp. 03-1	2.89	(a)	03/14/11	2,206,564	1,743,186
First North American National Bank 03-A	2.88	(a)	05/16/11	1,350,000	1,356,626
Fleet Credit Card Master Trust 01-B	5.60		12/15/08	475,000	490,110
Government Export Trust 93-1	6.00		03/15/05	14,583	14,660
Harley-Davidson Motorcycle Trust 04-1	1.40		10/15/08	1,193,078	1,179,902
HPSC Equipment Receivable 03-1A (b)	3.16	(a)	03/20/10	1,522,021	1,532,965
Ikon Receivables LLC 03-1	2.33		12/15/07	861,236	857,742
LAI Vehicle Lease Securitization Trust 04-A (b)	3.41		12/15/10	978,860	974,122
Metris Master Trust 99-2	2.93	(a)	01/20/10	3,015,000	3,015,475
Metris Master Trust 02-3A	2.71	(a)	05/20/09	200,000	199,769
MMCA Automobile Trust 01-3	2.70	(a)	04/16/07	1,492,812	1,492,812
MMCA Automobile Trust 02-3	2.97		03/15/07	29,773	29,775
MMCA Automobile Trust 02-4	3.05		11/16/09	300,000	299,116
Peachtree Franchise Loan, LLC 99-A (b)	6.68		01/15/21	382,403	381,719
Prestige Auto Receivables (b)	3.69		06/15/11	2,325,000	2,334,091
Providian Gateway Master Trust 00-1A	7.49		08/17/09	1,400,000	1,402,097
Providian Gateway Master Trust 02-B (b)	3.10	(a)	06/15/09	1,450,000	1,459,578
Small Business Administration 99-10B	6.00		03/01/09	54,382	55,753
Small Business Administration 02-20K	5.08		11/01/22	315,624	322,739
Union Acceptance Corp. 02-A	4.59	(d)	07/08/08	99,900	100,929

Total Asset Backed Securities (Cost $32,405,722)					31,549,767

MORTGAGE BACKED SECURITIES
(17.0% of portfolio)
American Business Financial Services 99-1	6.58		05/25/30	379,991	389,452
Ameriquest Mortgage Securities Inc. 04-IA1	3.07	(a)	09/25/34	1,175,000	1,179,705
Amresco Residential Securities 98-1	7.07		10/25/27	233,028	247,859
Bank of America Mortgage Securities Inc. 04-F	4.18	(a)	07/25/34	1,091,291	1,087,876
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	94,401	95,908
Chemical Mortgage Acceptance Corp. 88-2	8.00	(a)	05/25/18	18,420	18,582
CITICORP Mortgage Securities, Inc. 88-11	3.31	(a)	08/25/18	156,094	154,865
CITICORP Mortgage Securities, Inc. 88-17	3.75	(a)	11/25/18	149,546	149,301
CMO Trust 17	7.25		04/20/18	7,027	7,044
Conseco Finance Securitizations Corp. 00-C	2.77	(a)	12/15/29	1,524,663	1,524,656
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	573,429	556,551
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	228,449	242,910
Countrywide Home Loans 02-32	2.92	(a)	01/25/33	141,448	141,578
Countrywide Home Loans 03-56	3.47		12/25/33	477,347	475,902
Countrywide Home Loans 03-J13	5.25		01/25/24	1,346,364	1,342,557
Credit Suisse First Boston Mortgage 03-21 A1	4.75		08/25/18	803,048	799,142
Credit Suisse First Boston Mortgage 03-21 A11	3.92	(a)	09/25/33	284,723	281,784
Credit Suisse First Boston Mortgage 04-AR3	4.82	(a)	04/25/34	196,827	196,618
DLJ Mortgage Acceptance Corp. 91-3	3.67	(a)	02/20/21	169,400	167,806
Equity One ABS Inc. 03-4	2.57	(a)	11/25/33	14,396	14,397
FHLMC 2419	5.50		03/15/17	9,784	10,225
FHLMC 2586	3.50		12/15/32	732,890	730,725
FHLMC 2649	4.50		07/15/18	826,612	835,313
FHLMC 780754	4.72	(a)	08/01/33	102,906	102,288
FHLMC M80833	4.00		08/01/10	633,185	630,632
FHLMC M80848	3.00		07/01/10	446,007	428,664

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2004

	Interest Rate		Maturity Date	Face Amount	Value

First Alliance Mortgage Loan Trust 94-1	5.85%		04/25/25	$61,695	$61,595
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	93,652	93,500
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	8,594	8,570
First Greensboro Home Equity Loan Trust 98-1	6.55		12/25/29	125,121	126,969
FNMA 93-170	2.81	(a)	09/25/08	14,114	14,128
FNMA 03-05	4.25		08/25/22	413,454	412,158
FNMA 03-38	5.00		03/25/23	416,277	420,449
FNMA 03-81	4.75		09/25/18	469,405	467,026
FNMA 03-86	4.50		09/25/18	887,022	858,104
FNMA 04-34	5.50		05/25/19	712,583	722,522
Fremont Home Loan Owners Trust 99-2	7.78		06/25/29	102,139	101,953
GNMA 02-69	2.76	(a)	06/20/28	759,330	760,058
GNMA 03-11	4.00		10/17/29	1,071,796	1,065,921
GNMA 03-26	2.86	(a)	04/16/33	111,912	112,294
GNMA 03-76	4.50		09/20/17	107,455	107,640
GNMA 04-17	4.50		12/20/33	139,491	138,260
GNMA 583189	4.50		02/20/17	98,040	98,327
Green Tree Financial Corp. 98-3	6.22		03/01/30	496,975	517,438
GS Mortgage Securities Corp. 03-3F	5.00		04/25/33	260,643	261,231
GS Mortgage Securities Corp. 03-10	4.97	(a)	10/25/33	843,222	856,189
Housing Securities Inc. 94-2	6.50		07/25/09	15,242	15,215
JP Morgan Mortgage Trust 04-A3	5.01		07/25/34	636,094	628,419
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	401,073	396,486
Mortgage Capital Funding, Inc. 98-MC3	6.00		11/18/31	52,215	52,951
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	530,545	537,397
New Century Home Equity Loan Trust 97-NC5	6.70		10/25/28	32,122	32,048
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	765,706	682,819
Oakwood Mortgage Investors, Inc. 02-A	2.65	(a)	09/15/14	780,851	632,989
Residential Accredit Loans, Inc. 02-QS9	3.02	(a)	07/25/32	70,078	70,290
Residential Asset Mortgage Products, Inc. 03-RS8	2.58	(a)	08/25/21	27,777	27,781
Residential Asset Mortgage Products, Inc. 03-RZ1	3.49		08/25/29	568,841	568,659
Residential Funding Mortgage Securities, Inc. 03-S11	3.50		06/25/18	426,677	417,865
Residential Funding Mortgage Securities, Inc. 03-S15	4.50		08/25/18	516,892	512,221
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	170,469	170,576
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	15,676	15,762
Structured Adjustable Rate Mortgage Rate 04-3	4.94	(a)	03/25/34	108,061	108,048
Structured Adjustable Rate Mortgage Rate 04-8	4.72	(a)	07/25/34	700,000	691,033
Structured Asset Securities Corp. 98-RF1 (b)	8.75	(a)	04/15/27	165,535	173,175
Structured Asset Securities Corp. 03-8	5.00		04/25/33	270,666	270,254
Structured Mortgage Asset Residential Trust 92-10A	7.50		11/25/08	23,076	23,296
UCFC Manufactured Housing Contract 98-2 A2	6.08		02/15/15	3,812	3,812
UCFC Manufactured Housing Contract 98-2 A3	6.16		08/15/19	2,900,000	2,954,709
Vanderbilt Mortgage & Finance 03-A	2.99	(a)	05/07/26	1,717,115	1,722,609
Washington Mutual Mortgage Securities Corp. 03-S5	3.87	(a)	06/25/33	124,020	123,662
Washington Mutual Mortgage Securities Corp. 03- AR10 A3	3.53		10/25/33	350,000	348,495
Washington Mutual Mortgage Securities Corp. 03- AR10 A4	4.08	(a)	10/25/33	1,200,000	1,190,156
Washington Mutual Mortgage Securities Corp. 03- AR12	3.36		02/25/34	700,500	699,259
Washington Mutual Mortgage Securities Corp. 04- AR9	2.47		08/25/34	488,702	487,474
Wells Fargo Mortgage Backed Securities 03-6	5.00		06/25/18	93,012	93,825
Wells Fargo Mortgage Backed Securities 03-17	5.00		01/25/34	789,261	791,438
Wells Fargo Mortgage Backed Securities 04-12	4.74	(a)	07/25/34	648,034	629,134

Total Mortgage Backed Securities (Cost $34,201,169)					34,088,529

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2004

MUNICIPAL BONDS	Interest Rate		Maturity Date	Face Amount	Value

(1.7% of portfolio)
Chicago Illinois Public Building Commission	7.13%		01/01/10	$250,000	$283,085
Collier County Florida Water & Sewer	2.25		07/01/06	625,000	614,919
New York Fiscal Year 2005 Securitization Corp.	3.51		10/01/12	2,350,000	2,348,261
Santa Maria CA Water & Wastewater Authority	0.00	(c)	08/01/06	240,000	226,838

Total Municipal Bonds (Cost $3,477,095)					3,473,103

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(24.6% of portfolio)
Federal Farm Credit Bank	2.10		03/17/06	1,200,000	1,186,384
Federal Farm Credit Bank	2.20		07/10/06	1,200,000	1,183,373
Federal Farm Credit Bank	2.63		08/11/06	1,450,000	1,437,806
Federal Farm Credit Bank	2.35		08/18/06	1,200,000	1,184,495
Federal Farm Credit Bank	2.20		10/03/06	1,200,000	1,179,690
Federal Farm Credit Bank	2.30		12/11/06	800,000	785,683
Federal Farm Credit Bank	5.00		01/22/07	2,000,000	2,002,304
Federal Farm Credit Bank	3.24		03/17/08	250,000	243,597
Federal Farm Credit Bank	3.92		10/27/08	700,000	700,492
Federal Home Loan Bank	2.04		11/15/05	200,000	198,451
Federal Home Loan Bank	2.10		04/24/06	700,000	691,055
Federal Home Loan Bank	2.27		07/28/06	1,350,000	1,331,806
Federal Home Loan Bank	3.00		10/20/06	750,000	746,962
Federal Home Loan Bank	3.80		11/13/07	1,250,000	1,250,038
Federal Home Loan Bank	3.65		12/03/07	750,000	743,511
Federal Home Loan Bank	2.13	(d)	12/26/07	750,000	736,722
Federal Home Loan Bank	3.50		05/19/08	775,000	771,029
Federal Home Loan Bank	2.88		06/30/08	250,000	243,911
Federal Home Loan Bank	4.10		11/05/08	1,250,000	1,250,052
Federal Home Loan Bank	3.83		11/28/08	1,350,000	1,336,230
Federal Home Loan Bank	3.50	(d)	06/15/09	770,000	772,453
Federal Home Loan Mortgage Corp. (e)	2.05		11/28/05	700,000	694,278
Federal Home Loan Mortgage Corp. (e)	2.75		05/05/06	850,000	845,967
Federal Home Loan Mortgage Corp. (e)	2.63		11/28/06	1,100,000	1,083,006
Federal Home Loan Mortgage Corp. (e)	2.25		12/26/06	1,250,000	1,225,669
Federal Home Loan Mortgage Corp. (e)	3.00		04/30/07	1,375,000	1,364,637
Federal Home Loan Mortgage Corp. (e)	3.75		01/28/08	1,900,000	1,901,347
Federal Home Loan Mortgage Corp. (e)	3.05	(d)	12/15/09	250,000	250,137
Federal National Mortgage Assn. (e)	2.00		01/23/06	1,450,000	1,434,669
Federal National Mortgage Assn. (e)	2.00		06/09/06	400,000	393,632
Federal National Mortgage Assn. (e)	2.15		07/28/06	900,000	886,242
Federal National Mortgage Assn. (e)	2.76		07/28/06	250,000	248,482
Federal National Mortgage Assn. (e)	2.80		11/13/06	1,200,000	1,190,572
Federal National Mortgage Assn. (e)	2.50	(d)	03/29/07	100,000	99,889
Federal National Mortgage Assn. (e)	2.60		03/30/07	1,950,000	1,920,040
Federal National Mortgage Assn. (e)	4.18		08/27/09	250,000	250,062
Federal National Mortgage Assn. (e)	4.13		09/02/09	250,000	246,657
Federal National Mortgage Assn. (e)	3.25	(d)	11/24/09	150,000	150,021
Overseas Private Investment Corp.	0.00	(f)	05/27/08	500,000	518,715
Overseas Private Investment Corp.	0.00	(g)	11/30/10	1,925,000	2,303,628
Overseas Private Investment Corp.	4.10		11/15/14	916,960	913,613
Smith Enron, Shipbuilding	5.97		12/15/06	176,000	176,600
Tennessee Valley Authority	0.00	(c)	05/01/05	100,000	99,138
Tennessee Valley Authority	3.30		01/15/08	325,000	321,717
Tennessee Valley Authority	2.45		05/15/08	650,000	624,463
U.S. Department of Housing & Urban Div	7.50		08/01/11	180,000	203,721
U.S. Treasury Note	1.88		11/30/05	1,150,000	1,141,016
U.S. Treasury Note	1.50		03/31/06	1,100,000	1,082,039
U.S. Treasury Note	4.63		05/15/06	1,100,000	1,125,352

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
December 31, 2004

	Interest Rate	Maturity Date	Face Amount	Value

U.S. Treasury Note	2.63%	11/15/06	$2,775,000	$2,754,512
U.S. Treasury Note	3.00	11/15/07	1,150,000	1,142,902
U.S. Treasury Note	2.63	05/15/08	3,000,000	2,932,968

Total U.S. Government and Agency Obligations (Cost $49,856,758)				49,501,735

COMMERCIAL PAPER
(2.4% of portfolio)
American Express Credit Corp	2.26	01/05/05	3,000,000	2,999,247
American General Financial Group	2.26	01/07/05	1,816,000	1,815,316

Total Commercial Paper (Cost $4,814,563)				4,814,563

MONEY MARKET ACCOUNTS			Shares

(0.8% of portfolio)
SSgA Money Market Fund	1.83	(h)%	285	285
SSgA Prime Money Market Fund	2.05	(h)	1,666,000	1,666,000

Total Money Market Accounts (Cost $1,666,285)				1,666,285

TOTAL INVESTMENTS IN SECURITIES (Cost $202,250,430)—100%				$201,135,733

(a)	Variable coupon rate as of December 31, 2004.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $17,723,080 and represents 8.80% of net assets.

(c)	Zero coupon security, was purchased at a discount.

(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.

(e)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

(f)	Zero coupon security, which accretes to a premium price at maturity.

(g)	Zero coupon security, which accretes to a premium “Put” price at specified dates.

(h)	7-day yield at December 31, 2004.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Stock Index Fund
December 31, 2004

	Cost	Value

Investment in State Street Equity 500 Index Portfolio	$49,411,033	$44,429,179

Substantially all the assets of the Stock Index Fund are invested in the Equity 500 Index Portfolio managed by SSgA. As of December 31, 2004, the Stock Index Fund’s ownership interest in the State Street Equity 500 Index Portfolio was 1.61%. Please refer to Appendix A for the complete annual report for the State Street Equity 500 Index Portfolio.

   Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Value Fund
December 31, 2004

COMMON STOCKS	Shares	Value

(94.2% of portfolio)
CONSUMER DISCRETIONARY—7.3%
Auto Components
Delphi Corp.	752,000	$6,783,040
Restaurants
Wendy’s International, Inc.	445,200	17,478,552
Specialty Retail
Office Depot, Inc. (a)	302,000	5,242,720

Total Consumer Discretionary		29,504,312

CONSUMER STAPLES—3.5%
Food Products
Dean Foods Co. (a)	212,300	6,995,285
J.M. Smucker Co.	148,853	7,006,511

Total Consumer Staples		14,001,796

ENERGY—13.5%
Energy Equipment & Services
Baker Hughes, Inc.	127,000	5,419,090
Oil & Gas
BP PLC ADR	172,352	10,065,357
ChevronTexaco Corp.	234,000	12,287,340
ConocoPhillips	173,000	15,021,590
Marathon Oil Corp.	300,000	11,283,000

Total Energy		54,076,377

FINANCIALS—21.4%
Commercial Banks
Bank of America Corp.	320,200	15,046,198
Commerce Bancshares, Inc.	21,305	1,069,511
Diversified Financial Services
CIT Group Inc.	241,000	11,042,620
Citigroup, Inc.	210,100	10,122,618
Genworth Financial, Inc.	195,000	5,265,000
J.P. Morgan, Chase & Co.	402,600	15,705,426
Insurance
Allstate Corp.	140,000	7,240,800
Chubb Corp.	111,000	8,535,900
Principal Financial Group	142,800	5,846,232
Unumprovident Corp.	337,000	6,045,780

Total Financials		85,920,085

HEALTHCARE—11.5%
Healthcare Providers & Services
HCA Corp.	120,000	4,795,200
Pharmaceuticals
Abbott Laboratories	244,000	11,382,600
Bristol-Myers Squibb Co.	480,700	12,315,534
GlaxoSmithKline PLC	75,000	3,554,250
Hospira Inc. (a)	80,400	2,693,400
Schering-Plough Corp.	542,000	11,316,960

Total Healthcare		46,057,944

INDUSTRIALS—24.6%
Airlines
Southwest Airlines Co.	740,000	12,047,200
Commercial Services & Supplies
Avery Dennison Corp.	162,600	9,751,122
R.R. Donnelley & Sons Co.	121,700	4,294,793
Industrial Conglomerates
Honeywell International Inc.	145,000	5,134,450
Parker Hannifin Corp.	156,975	11,889,286
Tyco International Ltd.	464,000	16,583,360
Machinery
Flowserve Corp. (a)	390,000	10,740,600
Distributors
Applied Industrial Technologies, Inc.	87,000	2,383,800
Genuine Parts Co.	400,400	17,641,624
Hughes Supply, Inc.	266,000	8,605,100

Total Industrials		99,071,335

INFORMATION TECHNOLOGY—2.1%
Computers & Peripherals
Hewlett-Packard Co.	254,000	5,326,380
Office Electronics
IKON Office Solutions, Inc.	260,000	3,005,600

Total Information Technology		8,331,980

MATERIALS—5.0%
Containers & Packaging
Bemis Co., Inc.	433,600	12,613,424
Pactiv Corp. (a)	301,200	7,617,348

Total Materials		20,230,772

UTILITIES—5.3%
Gas Utilities
El Paso Corp.	1,102,500	11,466,000
Multi-Utilities
Questar Corp.	196,200	9,998,353

Total Utilities		21,464,353

Total Common Stocks (Cost $218,565,714)		378,658,954

	Face
COMMERCIAL PAPER	Amount

(1.1% of portfolio)
American Express Corp., 2.26%, due 01/12/05	$4,434,000	4,430,938

Total Commercial Paper (Cost $4,430,938)		4,430,938

MONEY MARKET ACCOUNTS	Shares

(4.7% of portfolio)
SSgA Money Market Fund, 1.83% (b)	258	258
SSgA Prime Money Market Fund, 2.05% (b)	18,909,000	18,909,000

Total Money Market Accounts (Cost $18,909,258)		18,909,258

TOTAL INVESTMENTS IN SECURITIES (Cost $241,905,910)—100%		$401,999,150

(a)	Non-income producing.

(b)	7-day yield at December 31, 2004.

ADR—American Depository Receipt

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
December 31, 2004

COMMON STOCKS	Shares	Value

(90.3% of portfolio)
CONSUMER DISCRETIONARY—16.3%
Auto Components
Cooper Tire & Rubber Co.	55,000	$1,185,250
Restaurants
CBRL Group, Inc.	27,100	1,134,135
O’Charley’s Inc. (a)	77,300	1,511,215
Household Durables
La-Z-Boy Inc.	65,300	1,003,661
Specialty Retail
Claire’s Stores, Inc.	67,000	1,423,750
Hancock Fabrics, Inc.	2,200	22,814

Total Consumer Discretionary		6,280,825

CONSUMER STAPLES—4.6%
Food Products
J.M. Smucker Co.	15,868	746,907
Personal Products
Alberto Culver Co. (Class A)	21,000	1,019,970

Total Consumer Staples		1,766,877

ENERGY—7.2%
Energy Equipment & Services
Helmerich & Payne, Inc.	37,500	1,276,500
Oil & Gas
Cimarex Energy Co. (a)	39,400	1,493,260

Total Energy		2,769,760

FINANCIALS—13.9%
Commercial Banks
American National Bankshares Inc.	4,000	96,840
Astoria Financial Corp.	20,000	799,400
Citizens Banking Corp.	12,700	436,245
City Bank (Lynnwood WA)	19,707	712,408
James Monroe Bancorp, Inc. (a)	10,500	205,275
National Bankshares Inc. (Virginia)	17,700	947,304
Valley National Bancorp	42,274	1,168,876
Diversified Financial Services
Asset Acceptance Capital Corp. (a)	47,500	1,011,750

Total Financials		5,378,098

HEALTHCARE—1.6%
Healthcare Providers & Services
Triad Hospitals Inc. (a)	16,600	617,686

Total Healthcare		617,686

INDUSTRIALS—26.5%
Aerospace & Defense
Triumph Group, Inc. (a)	23,900	944,050
Industrial Conglomerates
Carlisle Companies, Inc.	19,000	1,233,480
CLARCOR, Inc.	8,100	443,637
Standex International Corp.	19,500	555,555
Machinery
Flowserve Corp. (a)	58,500	1,611,090
Manitowoc Co., Inc.	31,000	1,167,150
Regal-Beloit Corp.	43,500	1,244,100
Road & Rail
Overnite Corp.	18,500	688,940
Distributors
Applied Industrial Technologies, Inc.	30,300	830,220
Hughes Supply, Inc.	46,400	1,501,040

Total Industrials		10,219,262

INFORMATION TECHNOLOGY—13.1%
Communications Equipment
Belden CDT, Inc.	61,250	1,421,000
Computers & Peripherals
Western Digital Corp. (a)	100,000	1,084,000
Electronic Equipment & Instruments
Vishay Intertechnology, Inc. (a)	90,000	1,351,800
Office Electronics
IKON Office Solutions, Inc.	103,500	1,196,460

Total Information Technology		5,053,260

MATERIALS—2.0%
Containers & Packaging
Pactiv Corp. (a)	30,000	758,700

Total Materials		758,700

UTILITIES—5.1%
Multi-Utilities
Questar Corp.	38,300	1,951,768

Total Utilities		1,951,768

Total Common Stocks (Cost $23,479,692)		34,796,236

	Face
COMMERCIAL PAPER	Amount

(4.8% of portfolio)
American General Finance Corp., 2.29%, due 01/05/05	$1,100,000	1,099,720
ChevronTexaco Funding Corp., 2.25%, due 01/12/05	733,000	732,496

Total Commercial Paper (Cost $1,832,216)		1,832,216

MONEY MARKET ACCOUNTS	Shares

(4.9% of portfolio)
SSgA Money Market Fund, 1.83% (b)	623	623
SSgA Prime Money Market Fund, 2.05% (b)	1,885,000	1,885,000

Total Money Market Accounts (Cost $1,885,623)		1,885,623

TOTAL INVESTMENTS IN SECURITIES (Cost $27,197,531)—100%		$38,514,075

(a)	Non-income producing.

(b)	7-day yield at December 31, 2004.

35
Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: International Stock Index Fund
December 31, 2004

	Cost	Value

Investment in State Street MSCI® EAFE® Index Portfolio	$6,700,741	$7,410,561

Substantially all the assets of the International Stock Index Fund are invested in the State Street MSCI® EAFE® Portfolio managed by SSgA. As of December 31, 2004, the International Stock Index Fund’s ownership interest in the State Street MSCI® EAFE® Index Portfolio was 9.99%. Please refer to Appendix B for the complete annual report for the State Street MSCI® EAFE® Index Portfolio.

PORTFOLIO OF INVESTMENTS: Nasdaq-100 Index Tracking StockSM Fund

December 31, 2004

EXCHANGE TRADED FUND	Shares	Value

(98.9% of portfolio)
Nasdaq-100 Index Tracking StockSM	170,600	$6,808,645

Total Exchange Traded Fund (Cost $6,217,621)		6,808,645

MONEY MARKET ACCOUNT
(1.1% of portfolio)
SSgA Money Market Fund, 1.83% (a)	78,588	78,588

Total Money Market Account (Cost $78,588)		78,588

TOTAL INVESTMENTS IN SECURITIES (Cost $6,296,208)—100%		$6,887,233

(a)	7-day yield at December 31, 2004.

As of December 31, 2004, substantially all of the assets of the Nasdaq-100 Index Tracking StockSM Fund were invested in shares of the Nasdaq-100 Index Tracking StockSM, issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index. More information about the Nasdaq-100 Index Tracking StockSM is available in its financial statements, which are publicly available and may be obtained on the SEC Edgar System.

Portfolio of Investments
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004

		Short-Term
	Daily	Government	Short-Term
ASSETS	Income Fund	Securities Fund	Bond Fund

Investments in securities, at value (cost: $90,298,744; $43,140,881; $202,250,430; $49,411,033; $241,905,910; $27,197,531; $6,700,741; $6,296,208)	$90,298,744	$43,198,211	$201,135,733
Cash	—	28,982	—
Receivables
Dividends and interest	103,209	141,138	1,508,704
Capital shares sold	15,766	512	62,599
Prepaid expenses	15,539	6,628	26,192

Total assets	90,433,258	43,375,471	202,733,228

LIABILITIES
Payables
Investment securities purchased	—	28,982	101,815
Accrued expenses	34,737	24,686	70,642
Due to RE Advisers	57,816	22,304	133,683
Capital shares redeemed	60,192	—	13,220
Dividends	1,541	3,854	26,103

Total liabilities	154,286	79,826	345,463

NET ASSETS	$90,278,972	$43,295,645	$202,387,765

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments	$—	$57,330	$(1,114,697)
Undistributed net investment income (loss)	—	—	—
Undistributed net realized gain (loss) from investments and futures transactions	(18,139)	(15,200)	(408,440)
Paid-in-capital applicable to outstanding shares of 90,297,111 of Daily Income Fund, 8,467,203 Short-Term Government Securities Fund, 39,173,645 of Short-Term Bond Fund, 4,917,976 of Stock Index Fund, 13,216,788 of Value Fund, 2,481,164 of Small-Company Stock Fund, 784,550 of International Stock Index Fund, and 1,253,684 Nasdaq-100 Index Tracking StockSM Fund	90,297,111	43,253,515	203,910,902

NET ASSETS	$90,278,972	$43,295,645	$202,387,765

NET ASSET VALUE PER SHARE	$1.00	$5.11	$5.17

   Statements of Assets and Liabilities
The accompanying notes are an integral part of these financial statements.

		Small-Company	International Stock	Nasdaq-100 Index
Stock Index Fund	Value Fund	Stock Fund	Index Fund	Tracking StockSM Fund

$44,429,179	$401,999,150	$38,514,075	$7,410,561	$6,887,233
—	—	—	—	—
—	397,737	18,154	—	72
14,879	596,175	517,000	44,491	4,755
9,355	40,503	5,668	8,822	8,918

44,453,413	403,033,565	39,054,897	7,463,874	6,900,978

—	—	—	—	64,208
32,493	121,391	24,501	15,071	11,883
18,845	275,688	35,773	9,640	9,214
—	29,917	57,162	—	—
5,680	260,288	770	546	—

57,018	687,284	118,206	25,257	85,305

$44,396,395	$402,346,281	$38,936,691	$7,438,617	$6,815,673

$(4,981,854)	$160,093,240	$11,316,544	$709,820	$591,025
182,702	—	—	—	—
(9,439,538)	(1,100,111)	—	105,535	337,903
58,635,085	243,353,152	27,620,147	6,623,262	5,886,745

$44,396,395	$402,346,281	$38,936,691	$7,438,617	$6,815,673

$9.03	$30.44	$15.69	$9.48	$5.44

Statements of Assets and Liabilities
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2004

		Short-Term
	Daily	Government	Short-Term
INVESTMENT INCOME	Income Fund	Securities Fund	Bond Fund

Interest	$1,219,333	$1,164,386	$7,308,802
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—

Total investment income	1,219,333	1,164,386	7,308,802

EXPENSES
Management fees	431,253	191,908	1,249,952
Shareholder servicing fees	102,872	54,972	136,224
Custodian and accounting fees	49,629	47,696	140,651
Legal and audit fees	21,707	13,592	55,199
Registration fees	21,682	15,546	24,709
Printing	16,059	7,990	32,073
Communication	13,864	7,380	23,086
Directors and Board meeting expenses	12,663	6,177	29,879
Insurance	6,880	3,542	17,783
Other expenses	4,088	2,126	8,284
Administration fees	—	—	—

Total expenses	680,697	350,929	1,717,840

Less fees waived and expenses reimbursed by RE Advisers	(31,873)	(31,119)	(146,785)

Net expenses	648,824	319,810	1,571,055

NET INVESTMENT INCOME (LOSS)	570,509	844,576	5,737,747

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	—	(8,126)	55,940
Net change in unrealized appreciation (depreciation)	—	(397,834)	(2,697,940)

NET GAIN (LOSS) ON INVESTMENTS	—	(405,960)	(2,642,000)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$570,509	$438,616	$3,095,747

(a)	Represents realized and unrealized gain (loss) on investments allocated from the master portfolio.

   Statements of Operations
The accompanying notes are an integral part of these financial statements.

			Small-Company	International Stock		Nasdaq-100 Index
Stock Index Fund		Value Fund	Stock Fund	Index Fund		Tracking StockSM Fund

$—		$245,716	$55,825	$—		$503
—		7,188,830	372,744	—		66,062
785,098		—	—	130,118		—
(17,222)		—	—	(8,176)		—

767,876		7,434,546	428,569	121,942		66,565

—		2,115,136	279,963	—		15,698
88,022		344,883	78,565	35,721		40,824
16,596		142,386	35,137	8,835		11,300
15,581		90,959	8,261	6,988		1,604
15,261		25,035	14,026	13,158		14,075
12,938		77,072	11,981	2,896		3,546
13,821		65,014	12,978	4,104		5,078
5,880		53,587	4,983	859		962
2,879		28,736	2,504	326		471
2,374		17,741	2,311	967		557
95,557		—	—	13,593		—

268,909		2,960,549	450,709	87,447		94,115

—		—	—	(14,269)		—

268,909		2,960,549	450,709	73,178		94,115

498,967		4,473,997	(22,140)	48,764		(27,550)

(380,316	)(a)	9,765,820	442,335	1,031,501	(a)	843,713
3,818,689	(a)	37,135,671	3,990,380	(80,016	)(a)	(237,728)

3,438,373		46,901,491	4,432,715	951,485		605,985

$3,937,340		$51,375,488	$4,410,575	$1,000,249		$578,435

Statements of Operations
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
December 31, 2004

	Daily Income Fund

INCREASE (DECREASE) IN NET ASSETS	2004	2003

Operations
Net investment income (loss)	$570,509	$415,570
Net realized gain (loss) on investments	—	(21)
Net change in unrealized appreciation (depreciation)	—	—

Increase in net assets from operations	570,509	415,549

Distributions to Shareholders
Net investment income	(570,509)	(415,570)
Net realized gain on investments	—	—

Total distributions to shareholders	(570,509)	(415,570)

Capital Share Transactions, Net (See Note 6)	10,733,044	3,499,368

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,733,044	3,499,347

NET ASSETS
Beginning of period	79,545,928	76,046,581

End of period	$90,278,972	$79,545,928

	Value Fund

INCREASE (DECREASE) IN NET ASSETS	2004	2003

Operations
Net investment income (loss)	$4,473,997	$4,627,434
Net realized gain (loss) on investments	9,765,820	2,535,563
Net change in unrealized appreciation (depreciation)	37,135,671	65,344,021

Increase in net assets from operations	51,375,488	72,507,018

Distributions to Shareholders
Net investment income	(4,474,784)	(4,626,628)
Net realized gain on investments	(9,765,877)	(1,812,234)

Total distributions to shareholders	(14,240,661)	(6,438,862)

Capital Share Transactions, Net (See Note 6)	14,266,172	(5,330,259)

Capital Contribution (See Note 5)	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,400,999	60,737,897

NET ASSETS
Beginning of period	350,945,282	290,207,385

End of period	$402,346,281	$350,945,282

   Statements of Changes in Net Assets
The accompanying notes are an integral part of these financial statements.

Short-Term
Government		Short-Term
Securities Fund		Bond Fund		Stock Index Fund

2004	2003	2004	2003	2004	2003

$844,576	$928,436	$5,737,747	$6,688,923	$498,967	$270,968
(8,126)	75,821	55,940	123,883	(380,316)	(705,347)
(397,834)	(472,496)	(2,697,940)	(2,728,872)	3,818,689	3,125,656

438,616	531,761	3,095,747	4,083,934	3,937,340	2,691,277

(852,911)	(972,155)	(5,820,414)	(6,832,418)	(494,005)	(261,951)
—	(11,343)	—	—	—	—

(852,911)	(983,498)	(5,820,414)	(6,832,418)	(494,005)	(261,951)

1,857,881	3,126,576	(9,172,841)	15,546,517	6,803,304	11,088,665

1,443,586	2,674,839	(11,897,508)	12,798,033	10,246,639	13,517,991

41,852,059	39,177,220	214,285,273	201,487,240	34,149,756	20,631,765

$43,295,645	$41,852,059	$202,387,765	$214,285,273	$44,396,395	$34,149,756

		International		Nasdaq-100
Small-Company		Stock Index		Index Tracking
Stock Fund		Fund		StockSM Fund

2004	2003	2004	2003	2004	2003

$(22,140)	$(6,527)	$48,764	$17,079	$(27,550)	$(49,886)
442,335	(207,103)	1,031,501	(139,676)	843,713	(208,192)
3,990,380	6,935,067	(80,016)	949,774	(237,728)	1,547,676

4,410,575	6,721,437	1,000,249	827,177	578,435	1,289,598

—	—	(114,584)	(43,767)	—	—
(96,142)	—	(170,001)	(64,417)	—	—

(96,142)	—	(284,585)	(108,184)	—	—

4,790,453	3,524,001	2,845,643	1,640,396	875,579	2,293,230

—	—	23,772	—	—	—

9,104,886	10,245,438	3,585,079	2,359,389	1,454,014	3,582,828

29,831,805	19,586,367	3,853,538	1,494,149	5,361,659	1,778,831

$38,936,691	$29,831,805	$7,438,617	$3,853,538	$6,815,673	$5,361,659

Statements of Changes in Net Assets
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2004		2003		2002	2001		2000

NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00		$1.00	$1.00		$1.00

Income from investment operations
Net investment income	0.01	(a,b)	0.01	(a,b)	0.01	0.04	(a)	0.06	(a)
Net realized and unrealized gain (loss) on investments	—		—		—	—		—

Total from investment operations	0.01		0.01		0.01	0.04		0.06

Distributions
Net investment income	(0.01)		(0.01)		(0.01)	(0.04)		(0.06)
Net realized gain	—		—		—	—		—

Total distributions	(0.01)		(0.01)		(0.01)	(0.04)		(0.06)

NET ASSET VALUE, END OF YEAR	$1.00		$1.00		$1.00	$1.00		$1.00

TOTAL RETURN	0.65	%(a,b)	0.51	%(a,b)	1.25%	3.65	%(a)	5.76	%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$90,279		$79,546		$76,047	$66,204		$63,701
Ratio of gross expenses before voluntary expense limitation to average net assets	0.79%		0.80%		0.80%	0.84%		0.86%
Ratio of net investment income to average net assets	0.66	%(a,b)	0.51	%(a,b)	1.24%	3.58	%(a)	5.62	%(a)
Ratio of expenses to average net assets	0.75	%(a,b)	0.75	%(a,b)	0.80%	0.80	%(a)	0.80	%(a)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	For the period July 1, 2003 to June 30, 2004 RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004 RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF YEAR	$5.16	$5.22	$5.14	$5.08	$5.00

Income from investment operations
Net investment income (a)	0.10	0.12	0.16	0.25	0.26
Net realized and unrealized gain (loss) on investments	(0.05)	(0.06)	0.08	0.06	0.08

Total from investment operations	0.05	0.06	0.24	0.31	0.34

Distributions
Net investment income	(0.10)	(0.12)	(0.16)	(0.25)	(0.26)
Net realized gain	—	— (b)	—	—	—

Total distributions	(0.10)	(0.12)	(0.16)	(0.25)	(0.26)

NET ASSET VALUE, END OF YEAR	$5.11	$5.16	$5.22	$5.14	$5.08

TOTAL RETURN (a)	1.03%	1.18%	4.82%	6.19%	7.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$43,296	$41,852	$39,177	$32,270	$28,113
Ratio of gross expenses before voluntary expense limitation to average net assets	0.82%	0.84%	0.86%	0.92%	0.88%
Ratio of net investment income to average net assets (a)	1.98%	2.20%	3.09%	4.74%	5.21%
Ratio of expenses to average net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	41%	41%	40%	52%	18%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than .01 per share.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2004		2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF YEAR	$5.23		$5.30	$5.26	$5.18	$5.09

Income from investment operations
Net investment income (a)	0.15	(b)	0.17	0.23	0.28	0.30
Net realized and unrealized gain (loss) on investments	(0.06)		(0.07)	0.04	0.08	0.09

Total from investment operations	0.09		0.10	0.27	0.36	0.39

Distributions
Net investment income	(0.15)		(0.17)	(0.23)	(0.28)	(0.30)
Net realized gain	—		—	—	—	—

Total distributions	(0.15)		(0.17)	(0.23)	(0.28)	(0.30)

NET ASSET VALUE, END OF YEAR	$5.17		$5.23	$5.30	$5.26	$5.18

TOTAL RETURN (a)	1.65	%(b)	1.86%	5.33%	7.13%	7.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$202,388		$214,285	$201,487	$170,935	$148,128
Ratio of gross expenses before voluntary expense limitation to average net assets	0.82%		0.82%	0.82%	0.83%	0.87%
Ratio of net investment income to average net assets (a)	2.75	%(b)	3.11%	4.39%	5.36%	5.81%
Ratio of expenses to average net assets (a)	0.75	%(b)	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	45%		72%	72%	68%	22%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	On December 1, 2004 RE Advisers increased the amount of the expense limitation from 0.75% to 0.80%.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2004	2003		2002		2001		2000

NET ASSET VALUE, BEGINNING OF YEAR	$8.29	$6.55		$8.55		$9.84		$10.96

Income from investment operations
Net investment income	0.10	0.07	(a)	0.06	(a)	0.05	(a)	0.06
Net realized and unrealized gain (loss) on investments	0.74	1.73		(2.00)		(1.29)		(1.12)

Total from investment operations	0.84	1.80		(1.94)		(1.24)		(1.06)

Distributions
Net investment income	(0.10)	(0.06)		(0.06)		(0.05)		(0.06)

Total distributions	(0.10)	(0.06)		(0.06)		(0.05)		(0.06)

NET ASSET VALUE, END OF YEAR	$9.03	$8.29		$6.55		$8.55		$9.84

TOTAL RETURN	10.15%	27.55	%(a)	(22.69	)%(a)	(12.55	)%(a)	(9.68)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$44,396	$34,150		$20,632		$23,340		$26,214
Ratio of gross expenses before voluntary expense limitation to average net assets	0.75%	0.92%		1.06%		1.10%		N/A
Ratio of net investment income to average net assets	1.31%	1.04	%(a)	0.87	%(a)	0.61	%(a)	0.65%
Ratio of expenses to average net assets	0.75%	0.75	%(a)	0.75	%(a)	0.75	%(a)	0.59%
Portfolio turnover rate (b)	N/A	N/A		N/A		N/A		N/A

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	See Appendix A for the portfolio turnover of the Equity 500 Index Portfolio.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2004	2003	2002	2001	2000

NET ASSET VALUE, BEGINNING OF YEAR	$27.52	$22.24	$25.50	$25.38	$23.53

Income from investment operations
Net investment income	0.35	0.37	0.33	0.33	0.39
Net realized and unrealized gain on investments	3.68	5.42	(3.26)	1.17	1.85

Total from investment operations	4.03	5.79	(2.93)	1.50	2.24

Distributions
Net investment income	(0.35)	(0.37)	(0.33)	(0.33)	(0.39)
Net realized gain	(0.76)	(0.14)	— (a)	(1.05)	—

Total distributions	(1.11)	(0.51)	(0.33)	(1.38)	(0.39)

NET ASSET VALUE, END OF YEAR	$30.44	$27.52	$22.24	$25.50	$25.38

TOTAL RETURN	14.71%	26.16%	(11.56)%	5.90%	9.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$402,346	$350,945	$290,207	$335,115	$336,773
Ratio of net investment income to average net assets	1.23%	1.54%	1.35%	1.26%	1.58%
Ratio of expenses to average net assets	0.82%	0.84%	0.83%	0.85%	0.85%
Portfolio turnover rate	8%	12%	29%	19%	18%

(a)	Less than .01 per share.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Year

	Year Ended December 31,

	2004	2003		2002		2001		2000

NET ASSET VALUE, BEGINNING OF YEAR	$13.89	$10.49		$10.55		$9.51		$8.32

Income from investment operations
Net investment income	(0.01)	—	(a)	—	(a,b)	0.02	(a)	0.08	(a)
Net realized and unrealized gain (loss) on investments	1.85	3.40		(0.06)		1.04		1.19

Total from investment operations	1.84	3.40		(0.06)		1.06		1.27

Distributions
Net investment income	—	—		—	(b)	(0.02)		(0.08)
Net realized gain	(0.04)	—		—		—		—

Total distributions	(0.04)	—		—		(0.02)		(0.08)

NET ASSET VALUE, END OF YEAR	$15.69	$13.89		$10.49		$10.55		$9.51

TOTAL RETURN	13.24%	32.41	%(a)	(0.57	)%(a)	11.17	%(a)	15.21	%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$38,937	$29,832		$19,586		$13,522		$10,633
Ratio of gross expenses before voluntary expense limitation to average net assets	1.37%	1.54%		1.60%		1.94%		2.04%
Ratio of net investment income (loss) to average net assets	(0.07)%	(0.03	)%(a)	(0.03	)%(a)	0.24	%(a)	0.87	%(a)
Ratio of expenses to average net assets	1.37%	1.50	%(a)	1.50	%(a)	1.50	%(a)	1.50	%(a)
Portfolio turnover rate	6%	17%		12%		20%		11%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than .01 per share.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: International Stock Index Fund
For a Share Outstanding Throughout Each Year

					January 22, 2001
	Year Ended December 31,				(Inception Date)
					to December 31,
	2004		2003	2002	2001

NET ASSET VALUE, BEGINNING OF YEAR	$8.36		$6.33	$7.75	$10.00

Income from investment operations
Net investment income (a)	0.07		0.04	0.48	(0.01)
Net realized and unrealized gain on investments	1.40		2.23	(1.36)	(2.24)
Capital contribution	0.03		—	—	—

Total from investment operations	1.50		2.27	(0.88)	(2.25)

Distributions
Net investment income	(0.15)		(0.10)	(0.51)	—
Net realized gain	(0.23)		(0.14)	(0.03)	—

Total distributions	(0.38)		(0.24)	(0.54)	—

NET ASSET VALUE, END OF YEAR	$9.48		$8.36	$6.33	$7.75

TOTAL RETURN (a)	17.94	%(b)	35.88%	(17.63)%	(22.50	)%(c)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$7,439		$3,854	$1,494	$424
Ratio of gross expenses before voluntary expense limitation to average net assets	1.76%		3.68%	7.03%	17.79	%(d)
Ratio of net investment income (loss) to average net assets (a)	0.90%		0.76%	0.57%	(0.23	)%(d)
Ratio of expenses to average net assets (a)	1.50%		1.50%	1.50%	1.50	%(d)
Portfolio turnover rate (e)	N/A		N/A	N/A	N/A

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	The total return reflects a capital contribution of $23,772. Without the capital contribution, the total return would have been 17.58%.

(c)	Aggregate total return for the period.

(d)	Annualized.

(e)	See Appendix B for the portfolio turnover of the MSCI® EAFE® Index Portfolio.

   Financial Highlights
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: Nasdaq-100 Index Tracking StockSM Fund
For a Share Outstanding Throughout Each Year

						January 22, 2001
	Year Ended December 31,					(Inception Date)
						to December 31,
	2004	2003		2002		2001

NET ASSET VALUE, BEGINNING OF YEAR	$5.00	$3.40		$5.50		$10.00

Income from investment operations
Net investment income	(0.02)	(0.06	)(a)	(0.06	)(a)	(0.05	)(a)
Net realized and unrealized gain on investments	0.46	1.66		(2.04)		(4.45)

Total from investment operations	0.44	1.60		(2.10)		(4.50)

Distributions
Net investment income	—	—		—		—
Net realized gain	—	—		—		—

Total distributions	—	—		—		—

NET ASSET VALUE, END OF YEAR	$5.44	$5.00		$3.40		$5.50

TOTAL RETURN	8.80%	47.06	%(a)	(38.18	)%(a)	(45.00	)%(a,b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$6,816	$5,362		$1,779		$1,282
Ratio of gross expenses before voluntary expense limitation to average net assets	1.50%	2.47%		4.86%		5.96	%(c)
Ratio of net investment income (loss) to average net assets	(0.44)%	(1.42	)%(a)	(1.47	)%(a)	(1.26	)%(a,c)
Ratio of expenses to average net assets	1.50%	1.50	%(a)	1.50	%(a)	1.50	%(a,c)
Portfolio turnover rate	55%	68%		32%		253%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Aggregate total return for the period.

(c)	Annualized.

Financial Highlights
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

1. ORGANIZATION

Homestead Funds, Inc. (Homestead Funds) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the Act) as a no-load, open-end diversified management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking StockSM Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in the Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund and the International Stock Index Fund (the “Feeder Funds”) seek to achieve their investment objectives by investing substantially all of their assets in the State Street Equity 500 Index Portfolio (the “Equity 500 Index Portfolio”) and the State Street MSCI® EAFE® Index Portfolio (the “EAFE® Index Portfolio”), respectively. The Equity 500 Index Portfolio and the EAFE® Index Portfolio (the “Portfolios”) are registered under the Act as open-end investment companies managed by SSgA Funds Management, Inc., a subsidiary of State Street Corporation and are designed to replicate the returns of the S&P 500 Index and the MSCI® EAFE® Index, respectively. At December 31, 2004, the Stock Index Fund’s investment was 1.61% of the Equity 500 Index Portfolio and the International Stock Index Fund’s investment was 9.99% of the EAFE® Index Portfolio. The financial statements of these Portfolios are contained in Appendix A&B of this report and should be read in conjunction with the financial statements for the Feeder Funds.

The Nasdaq-100 Index Tracking StockSM Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of December 31, 2004, substantially all of the assets of the Nasdaq-100 Index Tracking StockSM Fund were invested in shares of the Nasdaq-100 Index Tracking StockSM, an exchange traded fund issued by the Nasdaq-100 Trust, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index®. More information about the Nasdaq-100 Index Tracking StockSM is available in its financial statements, which are publicly available and may be obtained on the SEC EDGAR System.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Index Tracking StockSM Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, and the Nasdaq-100 Index Tracking StockSM Fund. The guidelines are to be followed by RE Advisers Corporation, a registered investment manager under the Investment Advisers Act of 1940, to determine a price that accurately reflects the fair value of a given security. Short-term debt instruments (with the exception of Commercial Paper with a remaining maturity of 60 days or less at the time of purchase), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper with a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value.

The Stock Index Fund and the International Stock Index Fund each record their investments in their respective Portfolios at value, which reflects their proportionate interest in the net assets of each Portfolio. The Board of Trustees of the Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund or the International Stock Index Fund. Valuation of the securities held by the Portfolios is discussed in the notes to the Portfolio’s financial statements included in Appendix A & B of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly.

Income dividends for the Value Fund are declared and paid semi-annually. Income dividends for the Stock Index Fund, the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking StockSM Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is dependent on claims that may be made against the funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

   Notes to Financial Statements

The Stock Index Fund and the International Stock Index Fund record a pro rata share of their respective Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the funds’ own expenses which are accrued daily.

3. FEDERAL INCOME TAX INFORMATION

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

In 2004, the Stock Index Fund and the International Stock Index Fund changed their tax year from the period ended December 31, to the period ended August 31, to coincide with the tax year of the Master Portfolios.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid during 2004 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Capital Gain	Capital	Distributions

Daily Income Fund	$570,509	$—	$—	$570,509
Short-Term Government Securities Fund	$852,911	$—	$—	$852,911
Short-Term Bond Fund	$5,820,414	$—	$—	$5,820,414
Stock Index Fund	$494,005	$—	$—	$494,005
Value Fund	$4,474,284	$9,766,377	$—	$14,240,661
Small-Company Stock Fund	$—	$96,142	$—	$96,142
International Stock Index Fund	$162,502	$122,083	$—	$284,585

The tax character of distributions paid in 2003 was as follows:

	Ordinary	Long-Term	Return of	Total
	Income	Capital Gain	Capital	Distributions

Daily Income Fund	$415,570	$—	$—	$415,570
Short-Term Gov. Securities Fund	$972,155	$11,343	$—	$983,498
Short-Term Bond Fund	$6,832,418	$—	$—	$6,832,418
Stock Index Fund	$261,951	$—	$—	$261,951
Value Fund	$4,626,628	$1,812,234	$—	$6,438,862
Small-Company Stock Fund	$—	$—	$—	$—
International Stock Index Fund	$21,966	$64,417	$21,801	$108,184
Nasdaq-100 Index Tracking StockSM Fund	$—	$—	$—	$—

The tax character of distributable earnings/ (accumulated losses) at December 31, 2004 was as follows:

			Net
	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
	Income	Gain	Depreciation	Carryforward

Daily Income Fund	$—	$—	$—	$(18,139)[1]
Short-Term Government Securities Fund	$—	$—	$57,330	$(15,200)[2]
Short-Term Bond Fund	$—	$—	$(1,114,697)	$(408,440)[3]
Stock Index Fund	$182,702	$—	$(4,957,279)	$(9,464,113	) [4]
Value Fund	$—	$—	$158,993,129	$—
Small-Company Stock Fund	$—	$—	$11,316,544	$—
International Stock Index Fund	$48,503	$57,032	$709,820	$—
Nasdaq-100 Index Tracking StockSM Fund	$327,687	$10,365	$590,876	$—

[1]	Daily Income Fund: $18,118 expires in 2010, $21 expires in 2011.
[2]	Short-Term Government Securities Fund: $15,200 expires in 2012.
[3]	Short-Term Bond Fund: $315,037 expires in 2008 and $47,063 expires in 2009, $19,612 expires in 2011, and $26,728 expires in 2012.
[4]	Stock Index Fund: $1,436,811 expires in 2009, $6,264,199 expires in 2010, and $1,714,680 expires in 2012. These amounts are as of August 31, 2004.

The Small-Company Stock Fund utilized $346,354 of its capital loss carryforward. The Nasdaq-100 Index Tracking StockSM Fund utilized $174,628 of its capital loss carryforward.

The tax reclassifications for 2004 are as follows:

	Undistributed
	Net	Undistributed
	Investment	Capital	Paid in
	Income	Gains	Capital

Short-Term Gov. Securities Fund	$8,335	$(7,939)	$(396)
Short-Term Bond Fund	$82,667	$(82,667)	$—
Stock Index Fund[1]	$177,740	$(912,644)	$734,904
Value Fund	$500	$57	$(557)
Small-Company Stock Fund	$22,140	$161	$(22,301)
International Stock Index Fund[1]	$68,487	$(729,033)	$660,546
Nasdaq-100 Index Tracking StockSM Fund	$27,550	$(27,550)	$—

[1]	Information reflects Fund activity based on Funds’ August 31, 2004 tax reporting year.

Tax Basis Unrealized Gain (Loss) on Investment and Distributions

At December 31, 2004, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

		Tax	Tax	Net
		Unrealized	Unrealized	Unrealized
	Tax Cost	Gain	(Loss)	Gain (Loss)

Daily Income Fund	$90,298,744	$—	$—	$—
Short-Term Government Securities Fund	$43,140,881	$165,646	$(108,316)	$57,330
Short-Term Bond Fund	$202,250,430	$965,106	$(2,079,803)	$(1,114,697)
Value Fund	$243,006,021	$160,144,506	$(1,151,377)	$158,993,129
Small-Company Stock Fund	$27,197,531	$11,635,192	$(318,648)	$11,316,544
Nasdaq-100 Index Tracking StockSM Fund	$6,296,357	$590,876	$—	$590,876

Net unrealized appreciation/ (depreciation) of Stock Index Fund and International Stock Index Fund’s investment in the Equity 500 Index Portfolio and the MSCI® EAFE® Index Portfolio, respectively, consists of an allocated portion of the portfolio’s unrealized appreciation/ (depreciation). For information pertaining to the unrealized appreciation/ (depreci-

Notes to Financial Statements

ation) for the Equity 500 Index Portfolio and the MSCI® EAFE® Index Portfolio, please refer to Appendix A and B of this report.

4. INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2004, were as follows:

		Proceeds
	Purchases	from Sales

Short-Term Government Securities Fund	$2,519,371	$7,325,629
Short-Term Bond Fund	$65,127,485	$63,907,301
Value Fund	$26,230,442	$37,263,568
Small-Company Stock Fund	$4,656,778	$1,744,371
Nasdaq-100 Index Tracking StockSM Fund	$4,324,326	$3,477,638

For information pertaining to the purchases and proceeds from sales of securities for the Stock Index Fund and the International Stock Index Fund, please refer to Appendix A & B of this report.

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2004, were as follows:

		Proceeds
	Purchases	from Sales

Short-Term Government Securities Fund	$11,862,335	$13,120,000
Short-Term Bond Fund	$19,007,258	$18,137,617

5. RELATED PARTIES

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund and the International Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (NRECA), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for the Daily Income Fund; .45% of average daily net assets for the Short-Term Government Securities Fund; .60% of average daily net assets for the Short-Term Bond Fund; .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for the Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for the Small-Company Stock Fund; and .25% for the Nasdaq-100 Index Tracking StockSM Fund.

With respect to the Stock Index Fund and the International Stock Index Fund (the “Feeder Funds”), Administrative Service Agreements with RE Advisers have been contracted, under which RE Advisers provides certain administrative services to each Feeder Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of each Feeder Funds’ average daily net assets. In addition, the Feeder Funds are allocated a management fee from the portfolio in which they invest, calculated daily at an annual rate of .045% for the Stock Index Fund and .15% for the International Stock Index Fund of their average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Portfolios on behalf of their investors.

RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed .80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund and the Stock Index Fund, 1.25% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Small-Company Stock Fund, the International Stock Index Fund, and the Nasdaq-100 Index Tracking StockSM Fund.

For the period July 1, 2003 to June 30, 2004, RE Advisers voluntarily reduced the amount of the expense limitation from .80% to .70% for Daily Income Fund. Effective July 1, 2004, RE Advisers reinstated the contractual expense limitation of .80% for the Daily Income Fund, as set forth in the Expense Limitation Agreement with RE Advisers. Effective December 1, 2004, RE Advisers increased the amount of the expense limitation for the Short-Term Bond Fund from .75% to .80%.

Pursuant to the Expense Limitation Agreements, management fees waived for the period ended December 31, 2004, amounted to $31,873 for the Daily Income Fund, $31,119 for the Short-Term Government Securities Fund, and $146,785 for the Short-Term Bond Fund. For the International Stock Index Fund, $13,593 of administrative fees were waived and $676 of operating expenses were reimbursed.

On December 20, 2004, RE Advisers made a voluntary capital contribution to the International Stock Index Fund in the amount of $23,772, in order to bring the Fund’s return more closely in line with the Index.

   Notes to Financial Statements

6. CAPITAL SHARE TRANSACTIONS

As of December 31, 2004, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small Company Stock Fund, the International Stock Index Fund and the Nasdaq-100 Index Tracking StockSM Fund. Transactions in capital shares were as follows:

		Shares Issued
		In Reinvestment	Total Shares	Total Shares	Net Increase
	Shares Sold	of Dividends	Issued	Redeemed	(Decrease)

Year Ended December 31, 2004
In Dollars

Daily Income Fund	$71,822,679	$563,619	$72,386,298	$(61,653,254)	$10,733,044
Short-Term Government Securities Fund	$9,833,030	$802,923	$10,635,953	$(8,778,072)	$1,857,881
Short-Term Bond Fund	$41,699,498	$5,325,671	$47,025,169	$(56,198,010)	$(9,172,841)
Stock Index Fund	$12,271,363	$488,355	$12,759,718	$(5,956,414)	$6,803,304
Value Fund	$44,910,191	$13,947,671	$58,857,862	$(44,591,690)	$14,266,172
Small-Company Stock Fund	$13,670,767	$95,372	$13,766,139	$(8,975,686)	$4,790,453
International Stock Index Fund	$4,797,501	$284,038	$5,081,539	$(2,235,988)	$2,845,551
Nasdaq-100 Index Tracking StockSM Fund	$5,007,109	$—	$5,007,109	$(4,131,530)	$875,579
In Shares

Daily Income Fund	71,822,679	563,619	72,386,298	(61,653,254)	10,733,044
Short-Term Government Securities Fund	1,913,383	156,446	2,069,829	(1,709,059)	360,770
Short-Term Bond Fund	8,021,815	1,025,805	9,047,620	(10,819,532)	(1,771,912)
Stock Index Fund	1,447,165	54,082	1,501,247	(701,262)	799,985
Value Fund	1,571,067	461,830	2,032,897	(1,567,530)	465,367
Small-Company Stock Fund	954,103	6,079	960,182	(627,150)	333,032
International Stock Index Fund	553,941	29,962	583,903	(260,249)	323,654
Nasdaq-100 Index Tracking StockSM Fund	997,881	—	997,881	(815,639)	182,242
Year Ended December 31, 2003
In Dollars

Daily Income Fund	$98,765,842	$401,682	$99,167,524	$(95,668,156)	$3,499,368
Short-Term Government Securities Fund	$14,146,946	$921,253	$15,068,199	$(11,941,623)	$3,126,576
Short-Term Bond Fund	$59,749,839	$6,155,030	$65,904,869	$(50,358,352)	$15,546,517
Stock Index Fund	$15,057,284	$259,155	$15,316,439	$(4,227,774)	$11,088,665
Value Fund	$65,368,833	$6,332,627	$71,701,460	$(77,031,719)	$(5,330,259)
Small-Company Stock Fund	$6,835,969	$—	$6,835,969	$(3,311,968)	$3,524,001
International Stock Index Fund	$2,400,804	$107,919	$2,508,723	$(868,327)	$1,640,396
Nasdaq-100 Index Tracking StockSM Fund	$4,870,726	$—	$4,870,726	$(2,577,496)	$2,293,230
In Shares

Daily Income Fund	98,765,842	401,682	99,167,524	(95,668,156)	3,499,368
Short-Term Government Securities Fund	2,719,931	177,556	2,897,487	(2,300,726)	596,761
Short-Term Bond Fund	11,311,388	1,167,777	12,479,165	(9,560,210)	2,918,955
Stock Index Fund	1,523,810	31,261	1,555,071	(588,789)	966,282
Value Fund	2,941,094	240,993	3,182,087	(3,479,326)	(297,239)
Small-Company Stock Fund	571,335	—	571,335	(290,574)	280,761
International Stock Index Fund	331,156	12,912	344,068	(119,268)	224,800
Nasdaq-100 Index Tracking StockSM Fund	1,140,019	—	1,140,019	(591,867)	548,152

Notes to Financial Statements

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Report of Independent Registered Public
Accounting Firm

To the Board of Directors of The Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking StockSM Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Stock Index Fund, and Nasdaq-100 Index Tracking Stock Fund (comprising The Homestead Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the periods presented on and prior to December 31, 2000 were audited by other independent auditors whose report dated February 19, 2001 expressed an unqualified opinion on those statements.

Baltimore, Maryland
February 25, 2005

Report of Independent Registered Public Accounting Firm

INDEPENDENT
Directors and Officers
Each director serves until his resignation, removal by the board or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Fund’s directors and officers and is available without charge, upon request, by calling 1-800-258-3030.

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
AND DATE OF BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director Member of Audit Committee	2003–present	CEO, Blue Ridge EMC (electric cooperative) (1979–present)	8	Not Applicable

Francis P. Lucier 4301 Wilson Boulevard Arlington, VA 22203 10/01/27	Director Member of Audit Committee	1997–present	Chairman, GlaxoSmithKline Trust Investment Committee (1995–present) Chairman and Director, Hartland & Company (investment services) (1989–2002)	8	Not Applicable

James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director Chairman of the Board Member of Audit Committee	1990–present	Partner, Krooth & Altman LLP (law firm) (1981–present)	8	Not Applicable

Anthony C. Williams 4301 Wilson Boulevard Arlington, VA 22203 01/02/42	Director Member of Audit Committee	1990–present	President, Homestead Funds, Inc. (1990–2000) Director and President, RE Advisers Corporation and RE Investment Corporation (1990–2000) Senior Vice President of the Retirement, Safety and Insurance Department of NRECA (1985–2000) Director, Cooperative Benefit Administrators, Inc., Electric Life Cooperative Insurance Company and Cooperative Insurance Service, Inc. (1985–2000)	8	Not Applicable

   Directors and Officers

INTERESTED
Directors and Officers

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION(S)	PORTFOLIOS OVERSEEN	DIRECTORSHIPS
AND DATE OF BIRTH	THE FUND	OF TIME SERVED	DURING PAST FIVE YEARS	BY DIRECTOR	HELD BY DIRECTOR

Peter R. Morris[1] 4301 Wilson Boulevard Arlington, VA 22203 09/28/48	Director President	1990–present	President and Director of RE Advisers (2002-present) Vice President, Secretary, Chief Compliance Officer and Director of RE Investment (1990-present) Vice President and Chief Investment Officer of NRECA (1988–present) Vice President and Director of RE Advisers (1990-2002)	8	RE Advisers RE Investment

Anthony M. Marinello[2] 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director Vice President	1990–present	Vice President, Cooperative Network (2000–2004) Executive Director of Marketing and Service Operations of NRECA (1988–2000)	8	Not Applicable

Sheri Cooper 4301 Wilson Boulevard Arlington, VA 22203 03/10/64	Treasurer	2002–present	Vice President of the Finance Department of NRECA
(2002–present)

Executive Director of the Finance Department, NRECA
(2000–2001)

Manager of the Insurance and Financial Services Department, NRECA
			(1999–2000)	Not Applicable	RE Advisers RE Investment

Hope Saxton 4301 Wilson Boulevard Arlington, VA 22203 05/08/73	Secretary Chief Compliance Officer	2001–present	Director of Compliance, Chief Compliance Officer of NRECA
(2004-present)

Chief Compliance Officer and Secretary of RE Advisers Corporation
(2001–present)

Compliance Officer of RE Investment Corporation
(2002–present)

Manager of Compliance, Chief Compliance Officer of NRECA
(2001–2004)

Senior Legal Assistant, Investment Management, Kirkpatrick & Lockhart LLP (law firm)
			(1996–2001)	Not Applicable	Not Applicable

Denise Trujillo 4301 Wilson Boulevard Arlington, VA 22203 01/09/58	Vice President Counsel	2001–present	Executive Director and Chief Employee Benefits Counsel of NRECA (2001–present) Employee Benefits Counsel of NRECA (1993–2001)	Not Applicable	RE Advisers

1	Mr. Morris is a director who is an “interested person” of the Homestead Funds, within the meaning of Section 2(a)19 of the 1940 Act. Mr. Morris is the Vice President, Secretary and a director of RE Investment Corporation, the Homestead Funds’ distributor, and he is the President and a director of RE Advisers Corporation, the Homestead Funds’ investment adviser. Mr. Morris is also an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers.

2	Mr. Marinello is a director who is an “interested person” of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Marinello recently retired from serving as the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns the Homestead Funds’ distributor, RE Investment Corporation, and the Homestead Funds’ investment adviser, RE Advisers.

Directors and Officers

STATE STREET EQUITY 500 INDEX PORTFOLIO: Appendix A

Portfolio of Investments	59
Statement of Assets and Liabilities	65
Statement of Operations	66
Statements of Changes in Net Assets	67
Financial Highlights	68
Notes to Financial Statements	69
Report of Independent Auditors	71

   Appendix A

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio
December 31, 2004

		Value
COMMON STOCKS	Shares	(000)

(97.5% of portfolio)
CONSUMER DISCRETIONARY—11.3%
AutoNation, Inc. (a)(f)	61,900	$1,189
AutoZone, Inc. (a)	19,587	1,788
Bed Bath & Beyond, Inc. (a)	71,414	2,844
Best Buy Co., Inc.	76,621	4,553
Big Lots, Inc. (a)	28,738	349
Black & Decker Corp.	18,933	1,672
Brunswick Corp.	22,029	1,090
Carnival Corp.	152,619	8,795
Centex Corp.	29,076	1,732
Circuit City Stores, Inc.	48,139	753
Clear Channel Communications, Inc.	138,965	4,654
Coach, Inc. (a)	44,400	2,504
Comcast Corp. (a)(f)	533,067	17,740
Cooper Tire & Rubber Co.	18,137	391
Dana Corp.	36,349	630
Darden Restaurants, Inc.	37,210	1,032
Delphi Corp. (f)	131,567	1,187
Dillard’s, Inc. Class A (f)	19,453	523
Dollar General Corp.	77,315	1,606
Dow Jones & Co., Inc. (f)	19,326	832
Eastman Kodak Co. (f)	67,537	2,178
eBay, Inc. (a)	159,160	18,507
Family Dollar Stores, Inc.	39,668	1,239
Federated Department Stores, Inc.	42,276	2,443
Ford Motor Co. (f)	442,155	6,473
Fortune Brands, Inc.	33,966	2,622
Gannett Co., Inc.	62,738	5,126
Gap, Inc.	212,030	4,478
General Motors Corp. (f)	136,773	5,479
Genuine Parts Co.	41,293	1,819
Goodyear Tire & Rubber Co. (a)(f)	43,242	634
Harley-Davidson, Inc.	69,538	4,224
Harrah’s Entertainment, Inc. (f)	26,433	1,768
Hasbro, Inc.	42,787	829
Hilton Hotels Corp.	91,643	2,084
Home Depot, Inc.	526,857	22,518
International Game Technology	81,152	2,790
Interpublic Group of Cos., Inc. (a)(f)	99,577	1,334
JC Penney & Co., Inc.	67,088	2,777
Johnson Controls, Inc.	44,796	2,842
Jones Apparel Group, Inc.	29,379	1,074
KB HOME (f)	10,931	1,141
Knight-Ridder, Inc.	18,291	1,224
Kohl’s Corp. (a)	83,510	4,106
Leggett & Platt, Inc. (f)	45,054	1,281
Limited Brands	100,169	2,306
Liz Claiborne, Inc.	25,341	1,070
Lowe’s Cos., Inc.	185,423	10,679
Marriot International, Inc. Class A	53,439	3,366
Mattel, Inc.	97,545	1,901
May Department Stores Co.	68,567	2,016
Maytag Corp. (f)	19,329	408
McDonald’s Corp.	299,153	9,591
McGraw-Hill, Inc.	44,813	4,102
Meredith Corp.	11,847	642
New York Times Co. Class A	34,745	1,418
Newell Rubbermaid, Inc. (f)	65,221	1,578
NIKE, Inc. Class B	62,213	5,642
Nordstrom, Inc.	32,538	1,521
Office Depot, Inc. (a)	74,470	1,293
OfficeMax, Inc.	20,919	656
Omnicom Group, Inc.	44,117	3,720
Pulte Homes, Inc.	29,936	1,910
Radioshack Corp.	37,253	1,225
Reebok International, Ltd. (f)	14,471	637
Reynolds American, Inc. (f)	34,840	2,738
Sears Roebuck & Co. (f)	49,954	2,549
Sherwin-Williams Co.	33,570	1,498
Snap-On, Inc. (f)	14,348	493
Stanley Works	19,732	967
Staples, Inc.	117,150	3,949
Starbucks Corp. (a)	96,826	6,038
Starwood Hotels & Resorts Worldwide, Inc. Class B	49,112	2,868
Target Corp.	214,857	11,158
Tiffany & Co.	34,368	1,099
Time Warner, Inc. (a)	1,098,947	21,364
TJX Cos., Inc.	115,113	2,893
Toys “R” Us, Inc. (a)	50,369	1,031
Tribune Co.	74,955	3,159
Univision Communications, Inc. Class A (a)	76,018	2,225
V.F. Corp. (f)	25,988	1,439
Viacom, Inc. Class B	409,697	14,909
Visteon Corp. (f)	30,453	298
Walt Disney Co.	488,373	13,577
Wendy’s International, Inc.	26,767	1,051
Whirlpool Corp.	15,666	1,084
Yum! Brands, Inc.	71,522	3,374

Total Consumer Discretionary		312,296

CONSUMER STAPLES—10.1%
Adolph Coors Co. Class B (f)	8,944	677
Alberto Culver Co. Class B (f)	21,658	1,052
Albertson’s, Inc. (f)	87,513	2,090
Altria Group, Inc.	492,064	30,065
Anheuser-Busch Cos., Inc.	190,267	9,652
Archer-Daniels-Midland Co.	159,567	3,560
Avon Products, Inc.	114,848	4,445
Brown-Forman Corp. Class B	28,582	1,391
Campbell Soup Co. (f)	96,683	2,890
Clorox Co.	36,010	2,122
Coca-Cola Co.	580,335	24,159
Coca-Cola Enterprises, Inc. (f)	110,900	2,312
Colgate-Palmolive Co.	125,535	6,422
ConAgra Foods, Inc.	124,446	3,665
Costco Wholesale Corp.	113,551	5,497
CVS Corp.	97,192	4,380
General Mills, Inc.	85,964	4,273
Gillette Co.	238,444	10,678
H.J. Heinz Co.	82,320	3,210
Hershey Foods Corp.	58,008	3,222

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

Kellogg Co.	97,529	$4,356
Kimberly-Clark Corp.	116,564	7,671
Kroger Co. (a)	174,022	3,052
McCormick & Co., Inc.	32,900	1,270
Pepsi Bottling Group, Inc.	60,453	1,635
PepsiCo, Inc.	404,210	21,100
Procter & Gamble Co.	607,922	33,484
Safeway, Inc. (a)(f)	105,293	2,078
Sara Lee Corp.	186,917	4,512
SuperValu, Inc.	32,060	1,107
Sysco Corp.	154,881	5,912
UST Corp. (f)	38,947	1,874
Wal-Mart Stores, Inc.	1,014,128	53,566
Walgreen Co.	243,910	9,359
Wrigley Wm., Jr. Co.	52,916	3,661

Total Consumer Staples		280,399

ENERGY—6.7%
Amerada Hess Corp. (f)	21,202	1,747
Anadarko Petroleum Corp.	58,954	3,821
Apache Corp.	76,830	3,885
Ashland, Inc.	16,580	968
Baker Hughes, Inc.	78,680	3,357
BJ Services Co.	37,855	1,762
Burlington Resources, Inc.	92,956	4,044
ChevronTexaco Corp.	507,994	26,675
ConocoPhillips	165,841	14,400
Devon Energy Corp.	117,922	4,589
EOG Resources, Inc.	27,884	1,990
ExxonMobil Corp.	1,544,302	79,161
Halliburton Co.	103,986	4,080
Kerr-McGee Corp.	35,236	2,036
Marathon Oil Corp.	81,534	3,066
Nabors Industries, Ltd. (a)	35,515	1,822
Noble Corp. (a)	31,523	1,568
Occidental Petroleum Corp.	95,523	5,575
Rowan Cos., Inc. (a)(f)	25,439	659
Schlumberger, Ltd.	141,807	9,494
Sunoco, Inc.	17,728	1,448
Transocean, Inc. (a)	75,595	3,204
Unocal Corp.	62,388	2,698
Valero Energy Corp.	60,700	2,756

Total Energy		184,805

FINANCIALS—20.1%
ACE, Ltd.	67,355	2,879
AFLAC, Inc.	119,516	4,762
Allstate Corp.	163,207	8,441
Ambac Financial Group, Inc.	25,747	2,115
American Express Co.	301,373	16,988
American International Group, Inc.	623,983	40,977
AmSouth Bancorp (f)	83,319	2,158
AON Corp.	74,223	1,771
Apartment Investment & Management Co. Class A	22,300	859
Archstone-Smith Trust	46,200	1,769
Bank of America Corp.	967,500	45,463
Bank of New York Co., Inc.	187,879	6,279
BB&T Corp.	130,618	5,492
Bear Stearns Cos., Inc.	24,299	2,486
Capital One Financial Corp.	58,815	4,953
Charles Schwab Corp.	321,893	3,850
Chubb Corp.	45,039	3,463
Cincinnati Financial Corp.	39,700	1,757
CIT Group, Inc.	49,300	2,259
Citigroup, Inc.	1,242,671	59,872
Comerica, Inc.	40,432	2,467
Compass Bancshares, Inc.	28,900	1,407
Countrywide Financial Corp.	140,686	5,207
E*Trade Financial Corp. (a)	87,400	1,307
Equity Office Properties Trust	95,241	2,773
Equity Residential	66,207	2,395
Fannie Mae	232,429	16,551
Federal Home Loan Mortgage Corp.	165,846	12,223
Federated Investors, Inc. Class B (f)	25,500	775
Fifth Third Bancorp	135,400	6,402
First Horizon National Corp. (f)	29,117	1,255
Franklin Resources, Inc.	59,144	4,119
Golden West Financial Corp.	74,322	4,565
Goldman Sachs Group, Inc.	115,600	12,027
Hartford Financial Services Group, Inc.	71,288	4,941
Huntington Bancshares, Inc.	53,954	1,337
J.P. Morgan Chase & Co.	853,819	33,307
Janus Capital Group, Inc.	56,319	947
Jefferson-Pilot Corp.	32,160	1,671
KeyCorp (f)	95,809	3,248
Lehman Brothers Holdings, Inc.	63,918	5,592
Lincoln National Corp.	41,431	1,934
Loews Corp.	43,814	3,080
M & T Bank Corp.	27,500	2,966
Marsh & McLennan Cos., Inc.	128,136	4,216
Marshall & Ilsley Corp.	52,292	2,311
MBIA, Inc.	33,758	2,136
MBNA Corp.	308,002	8,683
Mellon Financial Corp.	100,423	3,124
Merrill Lynch & Co., Inc. (f)	223,927	13,384
MetLife, Inc.	176,707	7,158
MGIC Investment Corp. (f)	23,262	1,603
Moody’s Corp.	34,865	3,028
Morgan Stanley	261,043	14,493
National City Corp.	163,891	6,154
North Fork Bancorp, Inc.	110,135	3,177
Northern Trust Corp.	51,840	2,518
Plum Creek Timber Co., Inc.	43,080	1,656
PNC Financial Services Group, Inc.	66,447	3,817
Principal Financial Group, Inc.	73,750	3,019
Progressive Corp. (f)	47,247	4,008
ProLogis	43,400	1,881
Providian Financial Corp. (a)	69,673	1,148
Prudential Financial, Inc.	122,300	6,722
Regions Financial Corp.	113,009	4,022
SAFECO Corp. (f)	29,664	1,550

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

Simon Property Group, Inc.	52,963	$3,425
SLM Corp.	102,642	5,480
Sovereign Bancorp, Inc.	81,500	1,838
St. Paul Travelers Cos., Inc.	161,925	6,003
State Street Corp. (g)	79,225	3,892
SunTrust Banks, Inc.	89,572	6,618
Synovus Financial Corp.	72,604	2,075
T. Rowe Price Group, Inc. (f)	29,990	1,865
Torchmark Corp.	25,876	1,479
U.S. Bancorp	446,561	13,986
UnumProvident Corp. (f)	70,835	1,271
Wachovia Corp.	384,786	20,240
Washington Mutual, Inc.	207,113	8,757
Wells Fargo Co.	405,711	25,215
XL Capital, Ltd. Class A	32,632	2,534
Zions Bancorp	21,319	1,450

Total Financials		557,025

HEALTH CARE—12.2%
Abbott Laboratories	373,967	17,445
Aetna, Inc.	36,032	4,495
Allergan, Inc.	30,991	2,512
AmerisourceBergen Corp.	26,416	1,550
Amgen, Inc. (a)	304,875	19,558
Applera Corp.—Applied Biosystems Group	47,567	995
Bausch & Lomb, Inc. (f)	12,825	827
Baxter International, Inc.	149,426	5,161
Becton, Dickinson & Co.	61,729	3,506
Biogen Idec, Inc. (a)	80,073	5,334
Biomet, Inc.	60,041	2,605
Boston Scientific Corp. (a)	203,896	7,248
Bristol-Myers Squibb Co.	462,617	11,852
C.R. Bard, Inc.	24,494	1,567
Cardinal Health, Inc.	104,466	6,075
Caremark Rx, Inc. (a)	111,408	4,393
Chiron Corp. (a)	44,644	1,488
CIGNA Corp.	32,389	2,642
Eli Lilly & Co.	271,897	15,430
Express Scripts, Inc. (a)	18,600	1,422
Forest Laboratories, Inc. (a)	87,006	3,903
Genzyme Corp. (a)	56,105	3,258
Gilead Sciences, Inc. (a)	105,400	3,688
Guidant Corp.	77,164	5,563
HCA, Inc.	99,359	3,970
Health Management Associates, Inc. Class A (f)	57,298	1,302
Hospira, Inc. (a)	37,336	1,251
Humana, Inc. (a)	37,625	1,117
IMS Health, Inc.	55,281	1,283
Johnson & Johnson	710,846	45,082
King Pharmaceuticals, Inc. (a)	56,932	706
Laboratory Corp. of America Holdings (a)	32,800	1,634
Manor Care, Inc.	21,251	753
McKesson Corp.	69,231	2,178
Medco Health Solutions, Inc. (a)	63,872	2,657
MedImmune, Inc. (a)	59,465	1,612
Medtronic, Inc.	290,502	14,429
Merck & Co., Inc.	532,503	17,115
Millipore Corp. (a)	11,628	579
Mylan Laboratories Inc. (f)	63,800	1,128
Pfizer, Inc.	1,803,974	48,509
Quest Diagnostics Inc. (f)	24,000	2,293
Schering-Plough Corp.	355,524	7,423
St. Jude Medical, Inc. (a)	83,894	3,518
Stryker Corp.	97,608	4,710
Tenet Healthcare Corp. (a)	109,309	1,200
UnitedHealth Group, Inc.	157,084	13,828
Watson Pharmaceuticals, Inc. (a)(f)	25,803	847
Wellpoint, Inc. (a)	70,389	8,095
Wyeth	320,731	13,660
Zimmer Holdings, Inc. (a)	58,020	4,649

Total Health Care		338,045

INDUSTRIALS—11.4%
3M Co.	185,884	15,256
Allied Waste Industries, Inc. (a)(f)	75,867	704
American Power Conversion Corp. (f)	47,267	1,012
American Standard Cos., Inc. (a)	50,621	2,092
Apollo Group, Inc. (a)	45,375	3,662
Avery Dennison Corp.	26,370	1,581
Boeing Co.	199,645	10,336
Burlington Northern Santa Fe Corp.	91,350	4,322
Caterpillar, Inc.	82,285	8,024
Cendant Corp.	248,722	5,815
Cintas Corp.	40,382	1,771
Cooper Industries, Ltd.	21,821	1,481
CSX Corp.	50,624	2,029
Cummins, Inc. (f)	10,373	869
Danaher Corp. (f)	75,026	4,307
Deere & Co.	58,441	4,348
Delta Air Lines, Inc. (a)(f)	30,493	228
Dover Corp.	47,913	2,009
Eaton Corp.	35,478	2,567
Emerson Electric Co.	101,335	7,104
Equifax, Inc.	32,069	901
FedEx Corp.	71,646	7,056
Fluor Corp. (f)	19,806	1,080
General Dynamics Corp.	47,806	5,001
General Electric Co. (e)	2,530,423	92,360
Goodrich Co.	27,955	912
H&R Block, Inc. (f)	38,810	1,902
Honeywell International, Inc.	207,642	7,353
Illinois Tool Works, Inc.	71,164	6,596
Ingersoll-Rand Co. Class A	41,050	3,296
ITT Industries, Inc.	22,002	1,858
Lockheed Martin Corp.	104,871	5,826
Masco Corp.	108,974	3,981
Monster Worldwide, Inc. (a)	27,692	932
Navistar International Corp. (a)(f)	16,880	742
Norfolk Southern Corp.	93,261	3,375

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

Northrop Grumman Corp.	89,278	$4,853
PACCAR, Inc.	40,970	3,297
Pall Corp.	29,474	853
Parker-Hannifin Corp.	28,223	2,138
Pitney Bowes, Inc.	54,539	2,524
Power-One, Inc. (a)	20,500	183
R.R. Donnelley & Sons Co.	51,860	1,830
Raytheon Co.	107,714	4,183
Robert Half International, Inc.	41,114	1,210
Rockwell Automation, Inc.	43,520	2,156
Rockwell Collins, Inc.	42,119	1,661
Ryder Systems, Inc.	15,380	735
Southwest Airlines Co.	186,140	3,030
Textron, Inc.	32,775	2,419
Tyco International, Ltd.	483,048	17,264
Union Pacific Corp.	61,040	4,105
United Parcel Service, Inc. Class B	268,800	22,972
United Technologies Corp.	121,657	12,573
W.W. Grainger, Inc.	21,709	1,446
Waste Management, Inc.	136,579	4,089

Total Industrials		316,209

INFORMATION TECHNOLOGY—16.2%
ADC Telecommunications, Inc. (a)(f)	190,527	511
Adobe Systems, Inc.	56,771	3,562
Advanced Micro Devices, Inc. (a)(f)	95,384	2,100
Affiliated Computer Services, Inc. (a)(f)	30,200	1,818
Agilent Technologies, Inc. (a)	115,127	2,775
Altera Corp. (a)	87,978	1,821
Analog Devices, Inc.	88,861	3,281
Andrew Corp. (a)	37,727	514
Apple Computer, Inc. (a)	97,246	6,263
Applied Materials, Inc. (a)	403,661	6,903
Applied Micro Circuits Corp. (a)(f)	75,042	316
Autodesk, Inc.	53,630	2,035
Automatic Data Processing, Inc.	140,838	6,246
Avaya, Inc. (a)(f)	107,415	1,848
BMC Software, Inc. (a)	51,336	955
Broadcom Corp. (a)	77,846	2,513
CIENA Corp. (a)(f)	138,988	464
Cisco Systems, Inc. (a)	1,578,359	30,462
Citrix Systems, Inc. (a)	40,553	995
Computer Associates International, Inc.	138,244	4,294
Computer Sciences Corp. (a)	44,782	2,524
Compuware Corp. (a)	92,657	599
Comverse Technology, Inc. (a)	45,938	1,123
Convergys Corp. (a)	35,005	525
Corning, Inc. (a)	334,285	3,935
Dell, Inc. (a)	595,791	25,107
Electronic Arts, Inc. (a)	72,000	4,441
Electronic Data Systems Corp. (f)	120,686	2,788
EMC Corp. (a)	577,841	8,592
First Data Corp.	200,104	8,512
Fiserv, Inc. (a)	46,347	1,863
Fisher Scientific International, Inc. (a)	27,200	1,697
Freescale Semiconductor, Inc. (a)	94,408	1,733
Gateway, Inc. (a)(f)	91,465	550
Hewlett-Packard Co.	725,419	15,212
Intel Corp.	1,515,203	35,441
International Business Machines Corp.	398,818	39,315
Intuit, Inc. (a)	45,051	1,983
Jabil Circuit, Inc. (a)	48,013	1,228
JDS Uniphase Corp. (a)(f)	344,319	1,091
KLA-Tencor Corp. (a)(f)	46,264	2,155
Lexmark International Group, Inc. Class A (a)	30,602	2,601
Linear Technology Corp.	72,475	2,809
LSI Logic Corp. (a)(f)	93,535	513
Lucent Technologies, Inc. (a)(f)	1,074,672	4,041
Maxim Integrated Products, Inc.	77,056	3,266
Mercury Interactive Corp. (a)	21,548	981
Micron Technology, Inc. (a)	144,032	1,779
Microsoft Corp. (e)	2,602,704	69,518
Molex, Inc.	44,310	1,329
Motorola, Inc.	586,198	10,083
National Semiconductor Corp.	84,318	1,513
NCR Corp. (a)	22,192	1,536
Network Appliance, Inc. (a)	87,767	2,916
News Corp. Class A Class A (f)	609,600	11,375
Novell, Inc. (a)(f)	90,942	614
Novellus Systems, Inc. (a)	33,669	939
NVIDIA Corp. (a)(f)	38,651	911
Oracle Corp. (a)	1,231,538	16,897
Parametric Technology Corp. (a)	61,941	365
Paychex, Inc.	89,227	3,041
PerkinElmer, Inc.	31,257	703
PMC-Sierra, Inc. (a)(f)	40,024	450
QLogic Corp. (a)	21,745	799
QUALCOMM, Inc.	393,578	16,688
Sabre Holdings Corp. Class A	32,324	716
Sanmina-SCI Corp. (a)	124,358	1,053
Scientific-Atlanta, Inc. (f)	36,068	1,191
Siebel Systems, Inc. (a)	121,958	1,281
Solectron Corp. (a)	226,514	1,207
Sun Microsystems, Inc. (a)	817,188	4,396
SunGard Data Systems, Inc. (a)	67,950	1,925
Symantec Corp. (a)	149,000	3,838
Symbol Technologies, Inc.	56,885	984
Tektronix, Inc.	23,329	705
Tellabs, Inc. (a)	118,575	1,019
Teradyne, Inc. (a)	47,092	804
Texas Instruments, Inc.	411,903	10,141
Thermo Electron Corp. (a)	38,429	1,160
Unisys Corp. (a)	78,879	803
VERITAS Software Corp. (a)	101,883	2,909
Waters Corp. (a)	27,857	1,303

   Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

Xerox Corp. (a)	207,942	$3,537
Xilinx, Inc.	81,704	2,422
Yahoo!, Inc. (a)	330,680	12,460

Total Information Technology		449,611

MATERIALS—3.0%
Air Products & Chemicals, Inc.	53,489	3,101
Alcoa, Inc.	210,346	6,609
Allegheny Technologies, Inc.	21,729	471
Ball Corp.	26,870	1,182
Bemis Co., Inc.	25,228	734
Dow Chemical Co.	226,899	11,234
E.I. Du Pont de Nemours & Co.	237,439	11,646
Eastman Chemical Co.	18,462	1,066
Ecolab, Inc.	60,626	2,130
Engelhard Corp.	29,030	890
Freeport-McMoRan Copper & Gold, Inc. Class B (f)	41,914	1,602
Georgia-Pacific Group	61,040	2,288
Great Lakes Chemical Corp.	12,503	356
Hercules, Inc. (a)	27,298	405
International Flavors & Fragrances, Inc.	22,204	951
International Paper Co.	117,956	4,954
Louisiana-Pacific Corp.	25,759	689
MeadWestvaco Corp.	47,388	1,606
Monsanto Co.	62,746	3,486
Newmont Mining Corp.	107,642	4,780
Nucor Corp.	37,204	1,947
Pactiv Corp. (a)	35,164	889
Phelps Dodge Corp.	23,505	2,325
PPG Industries, Inc.	40,490	2,760
Praxair, Inc.	76,620	3,383
Rohm & Haas Co.	52,796	2,335
Sealed Air Corp. (a)	20,236	1,078
Sigma-Aldrich Corp.	16,493	997
Temple-Inland, Inc.	13,314	911
United States Steel Corp. (f)	26,902	1,379
Vulcan Materials Co.	24,096	1,316
Weyerhaeuser Co.	56,424	3,793

Total Materials		83,293

TELECOMMUNICATION SERVICES—3.3%
ALLTEL Corp.	72,598	4,266
AT&T Corp.	187,247	3,569
BellSouth Corp.	440,428	12,239
CenturyTel, Inc. (f)	31,808	1,128
Citizens Communications Co. (f)	77,677	1,071
L-3 Communications Holdings, Inc.	28,400	2,080
Nextel Communications, Inc. Class A(a)	265,536	7,966
Qwest Communications International, Inc. (a)	430,622	1,912
SBC Communications, Inc.	795,504	20,500
Sprint Corp. (Fon Group)	354,523	8,810
Verizon Communications, Inc.	663,898	26,895

Total Telecommunication Services		90,436

UTILITIES—3.2%
AES Corp. (a)	157,314	2,150
Allegheny Energy, Inc. (a)(f)	30,999	611
Ameren Corp. (f)	45,842	2,299
American Electric Power Co., Inc.	93,454	3,209
Calpine Corp. (a)(f)	144,152	568
CenterPoint Energy, Inc. (f)	72,493	819
Cinergy Corp.	42,358	1,763
CMS Energy Corp. (a)(f)	49,905	522
Consolidated Edison, Inc.	56,822	2,486
Constellation Energy Group, Inc.	42,603	1,862
Dominion Resources, Inc. (f)	78,687	5,330
DTE Energy Co.	41,346	1,783
Duke Energy Corp.	231,377	5,861
Dynegy Inc. Class A (a)(f)	92,330	427
Edison International	76,762	2,459
El Paso Corp. (f)	153,194	1,593
Entergy Corp.	53,443	3,612
Exelon Corp.	159,978	7,050
FirstEnergy Corp.	77,712	3,070
FPL Group, Inc. (f)	43,689	3,266
KeySpan Corp. (f)	37,606	1,484
Kinder Morgan, Inc.	29,238	2,138
Nicor, Inc. (f)	10,913	403
NiSource, Inc.	62,967	1,434
Peoples Energy Corp. (f)	9,031	397
PG&E Corp. (a)	94,523	3,146
Pinnacle West Capital Corp.	21,481	954
PPL Corp.	44,768	2,385
Progress Energy, Inc. (f)	58,108	2,629
Public Service Enterprise Group, Inc. (f)	55,822	2,890
Sempra Energy	54,689	2,006
Southern Co.	178,858	5,995
TECO Energy, Inc. (f)	46,176	708
TXU Corp.	57,448	3,709
Williams Cos., Inc. (f)	134,837	2,197
Xcel Energy, Inc. (f)	93,997	1,711
XTO Energy, Inc.	62,200	2,201

Total Utilities		87,127

Total Common Stocks (Cost $2,082,504,194)		2,699,246

	Par
	Amount
U.S. GOVERNMENT SECURITIES	(000)

(0.2% of portfolio)
United States Treasury Bill, 2.19% due 03/10/05 (b)(c)	$4,299	$4,281

Total U.S. Government Securities (Cost $4,281,257)		4,281

Appendix A
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street Equity 500 Index Portfolio (continued)
December 31, 2004

		Value
SHORT TERM INVESTMENTS	Shares	(000)

(5.7% of portfolio)
AIM Short Term Investment Prime Portfolio	60,104	$60,104
Federated Money Market Obligations Trust	487	487
State Street Navigator Securities Lending Prime Portfolio (d)(g)(Note 4)	98,442	98,442

Total Short Term Investments (Cost $159,032,959)		159,033

TOTAL INVESTMENTS (Cost $2,245,818,410)—103.4%		2,862,560

LIABILITIES IN EXCESS OF OTHER ASSETS—(3.4)%		(95,093)

NET ASSETS—100%		$2,767,467

	Number	Unrealized
	of	Appreciation
SCHEDULE OF FUTURES CONTRACTS	Contracts	(000)

S&P 500 Financial Futures Contracts (long) Expiration date 03/2005	364	$1,073

TOTAL UNREALIZED APPRECIATION ON OPEN FUTURES CONTRACTS PURCHASED		$1,073

(a)	Non-income producing security.

(b)	Security held as collateral in relation to initial margin requirements on futures contracts.

(c)	Rate represents annualized yield at date of purchase.

(d)	Security represents investment made with cash collateral received from securities loaned.

(e)	All or a portion of these securities have been pledged to cover collateral requirements for open futures contracts.

(f)	All or a portion of these securities were on loan at December 31, 2004.

(g)	Affiliated issuer. See table below for more information.

		Shares	Shares		Income
	Number of	Purchased	Sold	Number of	Earned
	Shares	for the	for the	Shares	for the	Realized
	Held at	Year Ended	Year Ended	Held at	Year Ended	Gain on
SECURITY DESCRIPTION	12/31/03	12/31/04	12/31/04	12/31/04	12/31/04	Shares Sold

State Street Corp.	84,525	3,400	8,700	79,225	$52,637	$23,855
State Street Navigator Securities Lending Prime Portfolio	71,146,646	976,149,740	948,854,719	98,441,667	69,912	—

   Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: State Street Equity 500 Index Portfolio
December 31, 2004

ASSETS	(Amounts in Thousands)

Investments in unaffiliated issuers at market (identified cost $2,144,730) — including $97,986 of securities loaned (Note 2)	$2,760,226
Investments in non-controlled affiliates at market (identified cost $101,088) (Note 4)	102,334

Total investments	2,862,560

Receivables:
Dividends and interest	3,608

Total assets	2,866,168

LIABILITIES
Payables:
Investment securities purchased	102
Daily variation margin on futures contracts	53
Due upon return of securities loaned	98,442
Management fees (Note 4)	104

Total liabilities	98,701

NET ASSETS	$2,767,467

COMPOSITION OF NET ASSETS
Paid-in capital	$2,149,652
Net unrealized appreciation on investments and futures contracts	617,815

NET ASSETS	$2,767,467

Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS: State Street Equity 500 Index Portfolio
For the Year Ended December 31, 2004

INVESTMENT INCOME	(Amounts in Thousands)

Dividend income— unaffiliated issuers	$52,917
Dividend income— non-controlled affiliated issuers	53
Interest	819
Security lending income (Note 2 and 4)	70

Total investment income	53,859

EXPENSES
Management fees (Note 4)	1,201

Total expenses	1,201

NET INVESTMENT INCOME	52,658

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments— unaffiliated issuers	(34,201)
Investments— non-controlled affiliated issuer	24
Futures contracts	7,688

Net realized loss	(26,489)

Net change in unrealized appreciation (depreciation) on:
Investments	250,841
Futures contracts	(943)

Net change in unrealized appreciation/(depreciation)	249,898

NET REALIZED AND UNREALIZED GAIN	223,409

NET INCREASE IN NET ASSETS FROM OPERATIONS	$276,067

   Appendix A
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: State Street Equity 500 Index Portfolio
(Amounts in Thousands)

	For the Year	For the Year
	Ended	Ended
INCREASE (DECREASE) IN NET ASSETS FROM:	December 31, 2004	December 31, 2003

Operations
Net investment income	$52,658	$39,264
Net realized loss on investments and futures contracts	(26,489)	(90,744)
Net change in unrealized appreciation (depreciation)	249,898	641,095

Net increase in net assets from operations	276,067	589,615

Capital Transactions
Proceeds from contributions	331,241	547,305
Contributions in-kind	—	19,659
Fair value of withdrawals	(481,557)	(434,455)
Withdrawals in-kind	(72,956)	—

Net increase (decrease) in net assets from capital transactions	(223,272)	132,509

TOTAL INCREASE (DECREASE) IN NET ASSETS	52,795	722,124

NET ASSETS
Beginning of year	2,714,672	1,992,548

End of year	$2,767,467	$2,714,672

Appendix A
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: State Street Equity 500 Index Portfolio

					March 1, 2000
	Year Ended December 31,				(Inception Date)
					to December 31,
	2004	2003	2002	2001	2000

TOTAL RETURN (d)	10.86%	28.62%	(22.16)%	(11.94)%	(2.41	)%(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,767,467	$2,714,672	$1,992,548	$2,692,298	$2,957,271
Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045%	0.045	%(b)
Net investment income	1.97%	1.74%	1.57%	1.34%	1.14	%(b)
Portfolio turnover rate (a)	9%	12%	13%	14%	18	%(c)

(a)	The Portfolio turnover rate excludes in-kind security transactions.

(b)	Annualized.

(c)	Not Annualized.

(d)	Results represent past performance and are not indicative of future results.

   Appendix A
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS: State Street Equity 500 Index Portfolio
December 31, 2004

1. ORGANIZATION

The State Street Master Funds (the “Trust”) is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI® EAFE® Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”). At December 31, 2004, only the Portfolio, State Street MSCI® EAFE® Index Portfolio and State Street Money Market Portfolio had commenced operations. Pursuant to the Trust’s Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities transactions, investment income and expenses: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the “SEC”) requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities, sovereign debt, or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the year ending December 31, 2004, the earned income for the Portfolio and State Street was $69,912 and $23,304, respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2004, the value of the securities loaned amounted to $97,985,663. The loans were collateralized with cash of $98,441,667, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio (the “Prime Portfolio”), an affiliated investment company, and letters of credit from JP Morgan Chase Bank and BNP Paribas in the amounts of $1,264,800 and $2,150,160, respectively.

Use or Estimates: The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

Appendix A

NOTES TO FINANCIAL STATEMENTS:
State Street Equity 500 Index Portfolio (continued)
December 31, 2004

3. SECURITIES TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind withdrawals, aggregated to $237,412,033 and $297,872,960, respectively. The aggregate value of in-kind withdrawals was $72,956,408.

At December 31, 2004, the tax cost of investments was $2,450,998,571. The aggregate gross unrealized appreciation and gross unrealized depreciation was $783,440,674 and $371,879,248, respectively, resulting in net appreciation of $411,561,426 for all securities as computed on a federal income tax basis. The differences between book and tax cost amounts are primarily due to wash sale loss deferrals.

4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM”), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustee fees expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA FM. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by SSgA FM. Investments in State Street Corp.,the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of each of these investments at December 31, 2004 is listed in the Portfolio of Investments.

During the year, the Portfolio had investment transactions executed through State Street Global Markets LLC, a wholly owned subsidiary of State Street Corp., an affiliated broker-dealer of SsgA FM. For the year ended December 31, 2004, the Portfolio paid brokerage commissions to State Street Global Markets LLC, of $52,740.

5. INDEMNIFICATIONS

Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements in unknown as this could involve future claim against the Trust.

GENERAL INFORMATION (unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available without charge, upon request, by (i) calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, upon request, by (i) calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

   Appendix A

Report of Ernst & Young LLP,
Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Master Funds and Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”) as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 11, 2005

Appendix A

STATE STREET MSCI® EAFE® INDEX PORTFOLIO: Appendix B

Portfolio of Investments	73
Statement of Assets and Liabilities	86
Statement of Operations	87
Statements of Changes in Net Assets	88
Financial Highlights	89
Notes to Financial Statements	90
Report of Independent Auditors	93

   Appendix B

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio
December 31, 2004

		Value
COMMON STOCKS	Shares	(000)

(96.7% of portfolio)
AUSTRALIA—4.8%
Alumina, Ltd.	8,735	$40,673
Amcor, Ltd.	6,905	39,784
AMP, Ltd.	14,078	80,119
Ansell, Ltd. (d)	1,323	9,261
Aristocrat Leisure, Ltd. (d)	2,448	19,094
Australia & New Zealand Banking Group, Ltd.	13,874	223,933
Australia Gas Light Co., Ltd.	3,497	37,556
Australian Stock Exchange, Ltd. (d)	809	12,937
AXA Asia Pacific Holdings, Ltd.	5,419	17,417
BHP Billiton, Ltd.	27,355	328,945
BlueScope Steel, Ltd.	5,502	35,582
Boral, Ltd.	4,549	24,498
Brambles Industries, Ltd. (d)	7,280	39,662
Centro Properties Group	5,506	24,947
CFS Gandel Retail Trust	37	46
CFS Gandel Retail Trust Unit	10,955	13,740
Coca-Cola Amatil, Ltd.	3,509	22,363
Cochlear, Ltd. (d)	421	8,333
Coles Myer, Ltd. (d)	8,352	64,555
Commonwealth Bank of Australia	9,535	239,931
Commonwealth Property Office Fund	10,336	10,128
Computershare, Ltd.	2,759	12,263
CSL, Ltd.	1,478	33,889
CSR, Ltd.	7,488	15,614
DB RREEF Trust	19,411	20,085
Foster’s Group, Ltd.	15,149	68,758
Futuris Corp., Ltd.	4,496	7,613
General Property Trust	15,200	44,563
Harvey Norman Holdings, Ltd.	4,185	10,334
Iluka Resources, Ltd.	1,845	9,097
ING Industrial Fund (d)	5,852	9,909
Insurance Australia Group, Ltd.	12,052	60,748
Investa Property Group	11,235	19,904
James Hardie Industries NV	3,566	18,729
John Fairfax Holdings, Ltd.	6,761	24,115
Leighton Holdings, Ltd. (d)	1,080	10,439
Lend Lease Corp., Ltd.	2,803	29,114
Lion Nathan, Ltd.	2,329	15,701
Macquarie Bank, Ltd.	1,663	60,619
Macquarie Goodman Industrial Trust	12,475	23,177
Macquarie Infrastructure Group (d)	15,012	40,011
Mayne Group, Ltd.	4,805	16,046
Mirvac Group (d)	5,367	20,615
National Australia Bank, Ltd. (d)	11,680	263,876
Newcrest Mining, Ltd.	2,511	34,348
News Corp Inc. , Class A	2,763	51,549
News Corp., Class B (d)	1,216	23,363
OneSteel, Ltd.	4,451	8,967
Orica, Ltd.	2,134	34,076
Origin Energy, Ltd.	5,097	27,529
Pacific Brands Ltd.	4,596	11,493
PaperlinX, Ltd.	3,623	13,405
Patrick Corp., Ltd.	4,232	21,829
Perpetual Trustees Australia Ltd.	296	14,595
Publishing & Broadcasting, Ltd.	1,045	14,336
Qantas Airways, Ltd.	7,175	20,867
QBE Insurance Group, Ltd.	5,173	62,246
Rinker Group, Ltd.	7,424	61,979
Rio Tinto, Ltd. (d)	2,362	72,433
Santos, Ltd.	4,452	29,595
Sonic Healthcare, Ltd.	1,855	17,711
Southcorp, Ltd. (a)	5,016	16,868
Stockland	10,003	46,970
Stockland Trust Group	23	107
Suncorp-Metway, Ltd.	4,073	55,491
TABCORP Holdings, Ltd.	3,858	52,290
Telstra Corp., Ltd. (d)	16,014	61,637
Toll Holdings, Ltd.	1,758	17,626
Transurban Group (d)	3,894	20,452
Wesfarmers, Ltd.	2,859	89,199
Westfield Group (a)(d)	10,898	140,361
Westpac Banking Corp.	13,564	207,234
WMC Resources, Ltd.	9,121	51,623
Woodside Petroleum, Ltd.	3,528	55,589
Woolworths, Ltd.	7,887	92,801

Total Australia		3,557,292

AUSTRIA—0.4%
Bank Austria Creditanstalt AG	305	27,569
Bohler-Uddeholm AG	65	8,215
Erste Bank der Oesterreichischen Sparkassen AG	1,002	53,525
Flughafen Wien AG	88	6,663
Immofinanz Immobilien Anlagen AG (a)	1,982	18,966
Mayr-Melnhof Karton AG	35	5,961
OMV AG	127	38,269
RHI AG (a)	150	4,547
Telekom Austria AG	2,282	43,270
VA Technologie AG (a)	113	8,985
Verbund Oesterreichische Elektrizitaetswirtschafts AG	51	11,362
Voestalpine AG (d)	213	16,546
Wienerberger AG	555	26,517

Total Austria		270,395

BELGIUM—1.3%
Agfa Gevaert NV (d)	789	26,768
Barco NV (d)	93	8,602
Bekaert SA	121	9,663
Belgacom SA (a)	1,335	57,704
Cofinimmo	41	6,710
Colruyt NV (d)	150	24,385
Compagnie Maritime Belge SA (CMB)(d)	140	3,911
Delhaize Group (d)	570	43,348

Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

Dexia (d)	5,133	$118,051
Electrabel SA (d)	225	100,313
Euronav SA (d)	168	4,362
Fortis	9,607	265,737
Groupe Bruxelles Lambert SA (d)	567	46,165
InBev ND (d)	1,415	54,892
KBC Banassurance Holding NV (d)	892	68,503
Mobistar SA (a)	230	21,556
Omega Pharma SA (d)	169	8,097
S.A. D’Ieteren NV (d)	23	4,267
Solvay SA (d)	520	57,252
UCB SA (d)	747	37,974
Umicore	211	19,861

Total Belgium		988,121

DENMARK—0.8%
A P Moller— Maersk A/S, Series B	9	74,335
Bang & Olufsen A/S, Series B	100	7,474
Carlsberg A/S, Series B	300	15,185
Coloplast A/S, Series B	216	11,861
Danisco A/S	405	24,718
Danske Bank A/S	3,462	106,121
DSV, Series B	175	11,864
East Asiatic Co., Ltd. A/ S	175	9,193
FLS Industries A/S, Series B (a)	250	4,705
GN Store Nord A/S	1,981	21,357
H. Lundbeck A/S	584	13,019
ISS A/S	386	21,548
Kobenhavns Lufthavne A/S	40	8,500
NKT Holding A/S	150	4,372
Novo Nordisk A/S	2,057	112,387
Novozymes A/S, Series B	443	22,504
TDC A/S	1,503	63,648
Topdanmark A/S (a)	189	14,885
Vestas Wind Systems A/S (a)(d)	1,226	15,234
William Demant Holding A/S (a)	265	12,445

Total Denmark		575,355

FINLAND—1.4%
Amer Group, Ltd.	600	10,480
Elisa Corp., Series A (a)	1,173	18,909
Fortum Oyj	2,712	50,207
KCI Konecranes Oyj	116	5,126
Kesko Oyj	500	12,199
Kone Corp.	322	24,987
Metso Oyj (d)	802	12,711
Nokia Oyj	38,352	605,750
Nokian Renkaat Oyj	76	11,549
Orion-Yhtyma Oyj, Series B	534	8,645
Outokumpu Oyj	716	12,798
Pohjola Group PLC, Series B	450	5,193
Rautaruukki Oyj	700	8,316
Sampo Oyj, Series A	2,773	38,295
Stora Enso Oyj, Series R	5,113	78,325
TietoEnator Oyj	714	22,710
UPM-Kymmene Oyj	4,340	96,510
Uponor Oyj	500	9,352
Wartsila Oyj, Series B	500	10,656

Total Finland		1,042,718

FRANCE—9.1%
Accor SA (d)	1,573	68,868
Air France-KLM (d)	951	18,123
Alcatel SA (a)(d)	9,718	151,245
Alstom (a)	33,894	25,799
Arcelor (d)	3,910	90,190
Atos Origin SA (a)	362	24,588
Autoroutes du Sud de la France (d)	541	27,208
AXA (d)	11,310	279,483
BNP Paribas SA (d)	6,357	460,552
Bouygues SA (d)	1,581	73,065
Business Objects SA (a)(d)	527	13,309
Cap Gemini SA (a)(d)	1,005	32,184
Carrefour SA (d)	4,566	217,470
Casino Guichard-Perrachon SA (d)	255	20,381
CNP Assurances (d)	273	19,556
Compagnie de Saint-Gobain (d)	2,473	148,978
Compagnie Generale des Establissements Michelin (d)	1,136	72,866
Credit Agricole SA (d)	5,279	159,296
Dassault Systemes SA (d)	440	22,188
Essilor International SA (d)	798	62,532
European Aeronautic Defence & Space Co. (d)	1,913	55,619
France Telecom SA (d)	11,814	391,177
Gecina SA	205	20,313
Groupe Danone (d)	1,921	177,426
Hermes International	73	14,566
Imerys SA (d)	252	21,151
Klepierre	178	15,763
L’Air Liquide SA (d)	869	160,642
L’Oreal SA (d)	2,423	183,940
Lafarge SA	1,358	131,056
Lagardere S.C.A. (d)	999	72,104
LVMH Moet Hennessy Louis Vuitton SA (d)	1,950	149,358
Pernod-Ricard SA (d)	441	67,556
Pinault-Printemps-Redoute SA (d)	546	54,659
PSA Peugoet Citroen (d)	1,387	88,043
Publicis Groupe (d)	995	32,256
Renault SA	1,513	126,580
Sagem Sa (a)(d)	720	15,345
Sanofi-Aventis (d)	7,836	626,284
Schneider Electric SA (d)	1,810	125,964
Societe BIC SA (d)	259	13,026
Societe Generale (d)	2,659	269,081
Societe Television Francaise 1 (d)	927	30,178
Sodexho Alliance SA (d)	741	22,420

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

STMicroelectronics NV (d)	4,795	$93,528
Suez SA (d)	6,401	170,705
Technip SA (d)	150	27,729
Thales SA (d)	603	28,949
Thomson (d)	1,932	51,077
Total SA (d)	4,692	1,024,880
Unibail SA (d)	345	54,303
Valeo SA (d)	575	24,072
Veolia Environnement (d)	2,086	75,507
Vinci SA (d)	595	79,905
Vivendi Universal SA (a)(d)	8,124	259,389
Zodiac SA (d)	317	14,758

Total France		6,757,190

GERMANY—6.7%
Adidas-Salomon AG (d)	385	62,143
Allianz AG (d)	2,533	336,035
Altana AG (d)	570	36,035
BASF AG (d)	4,295	309,413
Bayer AG	5,402	183,126
Bayer Hypo-und Vereinsbank AG	5,135	116,562
Beiersdorf AG, Series A (d)	152	17,685
Celesio AG	274	22,286
Commerzbank AG (a)	3,768	77,644
Continental AG	1,030	65,423
DaimlerChrysler AG (d)	7,084	339,516
Deutsche Bank AG (d)	4,028	357,631
Deutsche Boerse AG	900	54,169
Deutsche Lufthansa AG (a)(d)	1,922	27,562
Deutsche Post AG	3,646	83,753
Deutsche Telekom AG (a)	22,464	508,394
Douglas Holding AG	256	9,047
E.On AG	5,127	467,333
Epcos AG (a)(d)	424	6,340
Fresenius Medical Care AG (d)	291	23,420
HeidelbergCement AG	486	29,264
Hypo Real Estate Holding AG (a)	1,085	44,981
Infineon Technologies AG (a)(d)	5,189	56,284
KarstadtQuelle AG (d)	406	4,189
Linde AG	705	44,138
MAN AG (d)	908	34,977
Merck KGAA	420	28,898
Metro AG	1,193	65,658
MLP AG (d)	478	9,479
Muenchener Rueckversich AG	1,509	185,523
Puma AG	137	37,672
RWE AG	3,234	178,910
SAP AG (d)	1,690	301,843
Schering AG	1,352	101,092
Siemens AG (d)	6,603	559,868
Suedzucker AG	400	8,319
ThyssenKrupp AG (d)	2,521	55,512
TUI AG (d)	1,063	25,170
Volkswagen AG (d)	1,837	83,273

Total Germany		4,958,567

GREECE—0.6%
Alpha Bank AE	1,674	58,386
Coca-Cola Hellenic Bottling Co. SA	685	16,760
Cosmote Mobile Telecommunications SA	803	16,067
EFG Eurobank Ergasias	1,558	53,493
Emporiki Bank of Greece SA	470	14,923
Folli-Follie SA	150	4,404
Germanos SA	217	6,430
Hellenic Duty Free Shops SA	150	2,630
Hellenic Petroleum SA	1,042	11,331
Hellenic Technodomiki TEV SA	643	2,902
Hellenic Telecommunications Organization SA	2,058	36,981
Hyatt Regency SA	379	4,327
Intracom SA	653	3,533
National Bank of Greece SA	2,227	73,497
OPAP SA	1,334	36,881
Piraeus Bank SA	1,409	24,629
Public Power Corp. (PPC)	871	24,365
Technical Olympic SA	610	3,300
Titan Cement Co. SA	550	16,297
Viohalco, Hellenic Copper and Aluminum Industry SA	976	8,888

Total Greece		420,024

HONG KONG—1.4%
ASM Pacific Technology, Ltd. (d)	1,500	5,394
Bank of East Asia, Ltd.	9,528	29,604
BOC Hong Kong (Holdings), Ltd.	26,500	50,629
Cathay Pacific Airways, Ltd.	7,000	13,239
Cheung Kong (Holdings), Ltd.	11,000	110,033
Cheung Kong Infrastructure (Holdings), Ltd. (d)	3,000	8,684
CLP Holdings, Ltd.	12,600	72,299
Esprit Holdings, Ltd.	6,122	37,018
Giordano International, Ltd.	12,000	7,565
Hang Lung Properties, Ltd. (d)	10,000	15,439
Hang Seng Bank, Ltd.	5,300	73,642
Henderson Land Development Co., Ltd. (d)	5,000	26,053
Hong Kong & China Gas Co., Ltd.	25,183	52,163
Hong Kong Exchanges & Clearing, Ltd.	8,000	21,460
Hong Kong Electric Holdings, Ltd.	9,500	43,389
Hopewell Holdings, Ltd.	4,000	10,267

Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

Hutchison Tellecomunications International, Ltd. (a)(d)	9,000	$8,163
Hutchison Whampoa, Ltd. (d)	14,800	138,523
Hysan Development Co., Ltd.	4,507	9,452
Johnson Electronic Holdings, Ltd.	10,500	10,199
Kerry Properties, Ltd.	3,556	7,594
Kingboard Chemical Holdings, Ltd.	4,000	8,491
Li & Fung, Ltd.	11,000	18,539
MTR Corp. (d)	9,693	15,526
New World Development Co., Ltd.	16,438	18,399
Orient Overseas International Ltd. (d)	1,000	3,802
PCCW, Ltd. (d)	25,133	15,925
SCMP Group, Ltd.	6,533	2,711
Shangri-La Asia, Ltd. (d)	6,345	9,306
Sino Land Co., Ltd. (d)	8,544	8,464
SmarTone Telecommunications Holdings, Ltd.	2,000	2,239
Sun Hung Kai Properties, Ltd.	9,000	90,027
Swire Pacific, Ltd.	6,500	54,357
Techtronic Industries Co., Ltd.	6,180	13,516
Television Broadcast, Ltd.	2,000	9,263
Texwinca Holdings, Ltd. (d)	4,000	3,782
Wharf (Holdings), Ltd.	9,000	31,495
Yue Yuen Industrial (Holdings), Ltd. (d)	3,821	10,495

Total Hong Kong		1,067,146

IRELAND—0.9%
Allied Irish Banks PLC	7,051	147,116
Bank of Ireland	7,899	131,525
CRH PLC	4,330	115,945
DCC PLC	690	15,475
Depfa Bank PLC	2,948	49,487
Elan Corp. PLC (a)	3,191	85,012
Fyffes PLC	2,618	6,868
Grafton Group PLC	1,642	17,855
Greencore Group PLC	1,349	5,538
Independent News & Media PLC	4,693	14,799
Irish Life & Permanent PLC	2,199	41,248
Kerry Group PLC	1,059	25,406
Kingspan Group PLC	935	8,960
Ryanair Holdings PLC (a)	1,586	11,318
Ryanair Holdings PLC ADR (a)(d)	43	1,752
Waterford Wedgewood (a)	1,583	134
Waterford Wedgewood Units (a)	5,125	432

Total Ireland		678,870

ITALY—3.5%
Alleanza Assicurazioni SpA (d)	3,040	42,437
Arnoldo Mondadori Editore SpA	710	8,193
Assicurazioni Generali SpA (d)	6,310	214,164
Autogrill SpA (a)(d)	726	12,128
Autostrade SpA	1,681	45,012
Banca Antonveneta SpA (a)	1,562	41,189
Banca Fideuram SpA (d)	1,845	9,555
Banca Intesa SpA	6,042	25,952
Banca Monte dei Paschi di Siena SpA (d)	7,438	26,539
Banca Nazionale del Lavoro SpA (a)(d)	10,743	32,052
Banca Popolare di Milano	2,500	22,156
Banche Popolari Unite Scrl	2,285	46,464
Banco Popolare di Verona e Novara Scrl	2,512	51,080
Benetton Group SpA (d)	431	5,700
Bulgari SpA	840	10,379
Capitalia SpA (d)	9,723	44,538
Edison SpA (a)(d)	5,506	11,713
Enel SpA (d)	24,126	237,095
Ente Nazionale Idrocarburi SpA (d)	17,177	430,067
Fiat SpA (a)(d)	3,374	27,058
FinecoGroup SpA (a)(d)	1,116	8,616
Finmeccanica SpA (d)	38,479	34,886
Gruppo Editoriale L’Espresso SpA (d)	1,326	8,002
Intesabci SpA	21,397	102,957
Italcementi SpA (d)	500	8,054
Luxottica Group SpA	876	17,837
Mediaset SpA (d)	4,007	50,816
Mediobanca SpA (d)	3,169	51,302
Mediolanum SpA (d)	1,612	11,547
Pirelli & Co. SpA (d)	11,806	15,919
Riunione Adriatica di Sicurta SpA (d)	1,973	44,625
San Paolo— IMI SpA (d)	6,682	96,275
Seat Pagine Gialle SpA (d)	25,430	11,718
Snam Rete Gas SpA	5,955	34,644
Telecom Italia Media SpA (a)(d)	9,613	4,351
Telecom Italia Mobile SpA (d)	25,015	187,009
Telecom Italia SpA (d)	54,383	222,499
Telecom Italia SpA Di Risp	38,149	123,931
Terna SpA (d)	6,951	19,936
Tiscali SpA (a)(d)	1,445	5,362
UniCredito Italiano SpA (d)	29,032	166,923

Total Italy		2,570,680

JAPAN—21.2%
77 Bank, Ltd.	3,000	21,109
ACOM Co., Ltd.	570	42,665
ADERANS Co., Ltd.	300	6,939
Advantest Corp. (d)	600	51,469
AEON Co., Ltd.	4,800	80,101
Aeon Credit Service Co., Ltd.	200	14,892
Aiful Corp.	350	38,494
Aisin Seiki Co., Ltd.	1,200	30,389
Ajinomoto Co., Inc.	5,000	59,530
Alfresa Holdings Corp. (d)	200	7,339
All Nippon Airways Co., Ltd. (d)	4,000	13,936

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

ALPS Electric Co., Ltd.	1,000	$14,902
Amada Co., Ltd.	3,000	16,571
Amano Corp.	1,000	9,935
Anritsu Corp.	1,000	7,700
Aoyama Trading Co., Ltd.	400	10,891
Ariake Japan Co., Ltd.	100	2,410
Asahi Breweries, Ltd. (d)	3,000	37,152
Asahi Glass Co., Ltd. (d)	6,000	66,166
Asahi Kasei Corp.	10,000	50,063
Asatsu-DK, Inc. (d)	300	8,446
Autobacs Seven Co., Ltd.	200	5,846
Bandai Co., Ltd.	600	13,643
Bank of Fukuoka, Ltd. (d)	5,000	32,936
Bank of Yokohama, Ltd.	9,000	56,739
Benesse Corp.	500	17,517
Bridgestone Corp. (d)	5,000	99,541
Canon, Inc. (d)	6,700	361,579
Capcom Co., Ltd. (d)	300	2,852
Casio Computer Co., Ltd.	1,500	23,143
Central Glass Co., Ltd.	2,000	14,170
Central Japan Railway Co.	8	65,346
Chiba Bank, Ltd.	6,000	40,109
Chubu Electric Power Co. (d)	5,400	129,638
Chugai Pharmaceutical Co., Ltd. (d)	2,100	34,716
Circle K Sunkus Co., Ltd. (d)	500	12,857
Citizen Watch Co., Ltd. (d)	2,000	19,225
Coca-Cola West Japan Co., Ltd. (d)	300	7,700
COMSYS Holdings Corp.	1,000	9,261
Credit Saison Co., Ltd.	1,100	40,041
CSK Corp. (d)	500	22,641
DAI Nippon Printing Co., Ltd.	5,000	80,219
Daicel Chemical Industries, Ltd.	2,000	11,320
Daiichi Pharmaceutical Co., Ltd.	1,900	41,071
Daikin Industries, Ltd.	1,600	46,218
Daimaru, Inc. (d)	2,000	16,376
Dainippon Ink & Chemicals, Inc.	5,000	11,516
Dainippon Screen MFG. Co., Ltd.	1,000	6,138
Daito Trust Construction Co., Ltd. (d)	700	33,268
Daiwa House Industry Co., Ltd.	4,000	45,477
Daiwa Securities Group, Inc.	10,000	72,216
Denki Kagaku Kogyo Kabushiki Kaisha	3,000	9,983
Denso Corp.	4,300	115,190
Dentsu, Inc. (d)	12	32,322
Dowa Mining Co., Ltd.	2,000	13,018
East Japan Railway Co.	27	150,190
Ebara Corp. (d)	2,000	9,232
Eisai Co., Ltd.	2,000	65,775
Electric Power Development Co., Ltd.	1,100	30,809
FamilyMart Co., Ltd.	700	20,391
FANUC, Ltd.	1,200	78,462
Fast Retailing Co., Ltd.	400	30,448
Fuji Electric Co., Ltd.	4,000	10,774
Fuji Photo Film Co., Ltd.	3,800	138,694
Fuji Soft ABC, Inc. (d)	400	13,233
Fuji Television Network, Inc.	4	8,666
Fujikura, Ltd.	3,000	13,819
Fujisawa Pharmaceutical Co., Ltd.	2,300	62,960
Fujitsu, Ltd. (d)	14,000	91,129
Furukawa Electric Co., Ltd. (a)(d)	4,000	22,172
Goodwill Group, Inc.	4	9,876
Gunma Bank, Ltd.	3,000	17,420
Gunze, Ltd.	2,000	9,291
Hankyu Department Stores, Inc.	1,000	7,251
Hino Motors, Ltd. (d)	2,000	14,853
Hirose Electric Co., Ltd.	200	23,382
Hitachi Cable, Ltd.	1,000	4,714
Hitachi Capital Corp. (d)	600	12,384
Hitachi Chemical Co., Ltd.	800	14,318
Hitachi Construction Machinery Co., Ltd.	1,000	13,750
Hitachi Software Engineering Co., Ltd.	200	4,567
Hitachi, Ltd.	25,000	173,221
Hokkaido Electric Power Co., Inc.	1,400	27,530
Hokugin Financial Group, Inc.	9,000	24,593
Honda Motor Co., Ltd. (d)	6,000	310,920
House Food Corp. (d)	500	7,222
Hoya Corp. (d)	800	90,329
Isetan Co., Ltd.	1,300	15,161
Ishihara Sangyo Kaisha, Ltd.	2,000	4,587
Ishikawajima-Harima Heavy Industries Co., Ltd. (a)	8,000	11,008
Ito En, Ltd. (d)	200	10,384
Ito-Yokado Co., Ltd.	2,600	109,105
Itochu Corp.	11,000	50,883
Itochu Techno-Science Corp. (d)	200	8,002
Jafco Co., Ltd.	200	13,584
Japan Airlines System Corp.	7,000	20,289
Japan Real Estate Investment Corp. (d)	2	16,863
Japan Retail Fund Investment Corp. (d)	2	16,883
Japan Tobacco, Inc.	7	79,926
JFE Holding, Inc. (d)	4,300	122,743
JGC Corp.	2,000	18,288
Joyo Bank, Ltd.	5,000	24,397
JSR Corp.	1,400	30,672
Kajima Corp. (d)	7,000	30,126
Kaken Pharmaceutical Co., Ltd.	1,000	6,587
Kamigumi Co., Ltd. (d)	2,000	15,966
Kanebo, Ltd. (a)	300	4,362
Kaneka Corp. (d)	2,000	22,641
Kansai Electric Power Co.	5,900	119,762
Kansai Paint Co., Ltd.	2,000	12,140

Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

Kao Corp.	4,000	$102,274
Katokichi Co., Ltd.	300	6,002
Kawasaki Heavy Industries, Ltd. (d)	10,000	16,395
Kawasaki Kisen Kaisha, Ltd. (d)	4,000	25,725
Keihin Electric Express Railway Co., Ltd. (d)	3,000	18,474
Keio Electric Railway Co., Ltd.	5,000	29,326
Keyence Corp.	200	44,813
Kikkoman Corp.	1,000	9,535
Kinden Corp.	1,000	7,475
Kintetsu Corp. (d)	12,000	41,456
Kirin Brewery Co., Ltd. (d)	6,000	59,081
Kobe Steel, Ltd. (d)	19,000	29,111
Kokuyo Co., Ltd. (d)	600	7,243
Komatsu, Ltd.	8,000	55,977
Konami Co., Ltd. (d)	700	16,224
Konica Minolta Holdings, Inc. (d)	3,500	46,453
Koyo Seiko Co., Ltd.	1,000	14,072
Kubota Corp.	8,000	39,660
Kuraray Co., Ltd.	3,000	26,905
Kurita Water Industries, Ltd.	800	11,508
Kyocera Corp.	1,300	100,098
Kyowa Hakko Kogyo Co., Ltd.	3,000	22,543
Kyushu Electric Power Co.	3,200	64,643
Lawson, Inc.	500	18,444
Leopalace21 Corp.	1,100	19,366
Mabuchi Motor Co., Ltd. (d)	200	14,424
Makita Corp.	1,000	17,488
Marubeni Corp.	10,000	27,715
Marui Co., Ltd. (d)	2,500	33,473
Matsumotokiyoshi Co., Ltd. (d)	400	11,398
Matsushita Electric Industrial Co., Ltd.	17,400	276,104
Matsushita Electric Works, Ltd.	2,000	17,429
Mediceo Holdings Co., Ltd. (d)	1,000	11,252
Meiji Dairies Corp.	2,000	11,867
Meiji Seika Kaisha, Ltd. (d)	2,000	9,232
Meitec Corp. (d)	300	11,184
Millea Holdings, Inc.	11	163,170
Minebea Co., Ltd.	3,000	13,087
Mitsubishi Chemical Corp. (d)	13,000	39,582
Mitsubishi Corp. (d)	9,000	116,288
Mitsubishi Electric Corp.	14,000	68,586
Mitsubishi Estate Co., Ltd.	8,000	93,686
Mitsubishi Gas Chemical Co., Inc.	3,000	14,141
Mitsubishi Heavy Industries, Ltd. (d)	23,000	65,317
Mitsubishi Logistics Corp.	1,000	9,857
Mitsubishi Materials Corp.	7,000	14,687
Mitsubishi Rayon Co., Ltd.	4,000	14,560
Mitsubishi Tokyo Financial Group, Inc.	36	365,385
Mitsui & Co., Ltd. (d)	10,000	89,685
Mitsui Chemicals, Inc.	5,000	27,227
Mitsui Engineering & Shipbuilding Co., Ltd. (d)	5,000	8,539
Mitsui Fudosan Co., Ltd. (d)	6,000	72,899
Mitsui Mining & Smelting Co., Ltd.	4,000	17,644
Mitsui O.S.K. Lines, Ltd.	8,000	48,014
Mitsui Sumitomo Insurance Co., Ltd. (d)	10,400	90,329
Mitsui Trust Holdings, Inc. (d)	4,300	42,971
Mitsukoshi, Ltd. (d)	3,000	14,580
Mitsumi Electric Co., Ltd.	500	5,719
Mizuho Financial Group, Inc.	62	312,208
Murata Manufacturing Co., Ltd.	1,800	100,654
Namco, Ltd. (d)	600	7,875
NEC Corp.	13,000	80,814
NEC Electronics Corp. (d)	300	14,638
Net One Systems Co., Ltd.	4	16,668
NGK Insulators, Ltd. (d)	2,000	19,128
NGK Spark Plug Co., Ltd.	1,000	10,354
Nichii Gakkan Co. (d)	200	6,480
Nichirei Corp. (d)	2,000	7,963
Nidec Corp. (d)	400	48,756
Nikko Cordial Corp.	13,000	68,888
Nikon Corp. (d)	2,000	24,710
Nintendo Co., Ltd.	800	100,478
Nippon Building Fund, Inc.	2	17,059
Nippon Express Co., Ltd.	6,000	29,570
Nippon Kayaku Co., Ltd.	1,000	5,582
Nippon Light Metal Co., Ltd. (d)	5,000	12,638
Nippon Meat Packers, Inc.	1,000	13,555
Nippon Mining Holdings, Inc. (d)	5,500	25,871
Nippon Oil Corp.	11,000	70,528
Nippon Sanso Corp.	2,000	11,730
Nippon Sheet Glass Co., Ltd. (d)	3,000	12,413
Nippon Shokubai Co., Ltd.	1,000	8,666
Nippon Steel Corp.	50,000	122,475
Nippon Telegraph and Telephone Corp.	42	188,543
Nippon Unipac Holding	7	31,424
Nippon Yusen Kabushiki Kaisha	7,000	37,709
Nippon Zeon Corp.	1,000	8,393
Nishimatsu Construction Co., Ltd. (d)	2,000	6,968
Nissan Chemical Industries, Ltd.	1,000	7,875
Nissan Motor Co., Ltd. (d)	20,300	220,691
Nisshin Seifun Group, Inc.	1,000	11,086
Nisshin Steel Co., Ltd.	8,000	18,425
Nisshinbo Industries, Inc.	1,000	7,485
Nissin Food Products Co., Ltd.	700	17,556
Nitori Co., Ltd. (d)	200	13,057
Nitto Denko Corp.	1,300	71,299
NOK Corp. (d)	700	21,928
Nomura Holdings, Inc.	15,000	218,698
Nomura Research Institute, Ltd.	200	18,737
NSK, Ltd.	4,000	20,103

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

NTN Corp.	3,000	$17,215
NTT Data Corp.	10	32,302
NTT DoCoMo, Inc.	160	295,111
Obayashi Corp.	5,000	31,521
Odakyu Electric Railway Co., Ltd. (d)	5,000	28,984
OJI Paper Co., Ltd.	6,000	34,430
Oki Electric Industry Co., Ltd. (a)	4,000	17,215
Okumura Corp.	2,000	12,648
Olympus Corp.	2,000	42,647
Omron Corp.	1,700	40,563
Onward Kashiyama Co., Ltd.	1,000	14,551
Oracle Corp., Japan (d)	300	15,546
Oriental Land Co., Ltd. (d)	400	27,794
ORIX Corp.	600	81,507
Osaka Gas Co., Ltd.	16,000	49,966
Pioneer Corp. (d)	1,200	23,421
Promise Co., Ltd.	700	50,005
Q.P. Corp. (d)	900	7,826
Rakuten Inc. (a)(d)	4	4,567
Rakuten Inc New (a)	36	32,322
Resona Holdings, Inc. (a)	37,000	75,105
Ricoh Co., Ltd.	5,000	96,467
Rinnai Corp. (d)	400	10,735
Rohm Co., Ltd.	900	93,100
Ryohin Keikaku Co., Ltd.	300	15,078
Saizeriya Co., Ltd.	100	1,712
Sanden Corp.	1,000	6,187
Sanken Electric Co., Ltd.	1,000	13,087
Sankyo Co., Ltd.	3,000	67,776
Sankyo Co., Ltd. NPV	400	20,221
Sanwa Shutter Corp.	2,000	11,203
Sanyo Electric Co., Ltd.	12,000	41,456
Sapporo Holdings, Inc. (d)	2,000	9,466
Secom Co., Ltd.	1,500	60,018
Sega Sammy Holdings, Inc.	552	30,328
Seiko Epson Corp. (d)	800	35,601
Seino Transportation Co., Ltd.	1,000	9,369
Sekisui Chemical Co., Ltd.	3,000	21,928
Sekisui House, Ltd. (d)	4,000	46,609
Seven-Eleven Japan Co., Ltd. (d)	3,000	94,564
Sharp Corp.	7,000	114,287
Shimachu Co., Ltd.	400	9,896
Shimamura Co., Ltd. (d)	200	14,599
Shimano, Inc. (d)	600	17,127
Shimizu Corp.	5,000	25,081
Shin-Etsu Chemical Co., Ltd.	2,900	118,864
Shinsei Bank, Ltd. (d)	4,000	27,247
Shionogi & Co., Ltd. (d)	2,000	27,657
Shiseido Co., Ltd.	3,000	43,447
Shizuoka Bank, Ltd. (d)	5,000	47,380
Showa Denko K.K. (d)	7,000	18,035
Showa Shell Sekiyu K.K. (d)	1,100	10,016
Skylark Co., Ltd. (d)	700	12,037
SMC Corp.	400	45,789
Snow Brand Milk Products Co., Ltd. (a)(d)	1,000	3,074
Softbank Corp. (d)	1,900	92,525
Sojitz Holdings Corp. (a)(d)	2,200	9,533
Sompo Japan Insurance, Inc.	6,000	61,130
Sony Corp.	7,400	285,976
Stanley Electric Co., Ltd.	1,200	20,564
Sumitomo Bakelite Co., Ltd.	1,000	6,314
Sumitomo Chemical Co., Ltd.	11,000	53,889
Sumitomo Corp.	7,000	60,388
Sumitomo Electric Industries, Ltd.	5,000	54,406
Sumitomo Heavy Industries, Ltd. (a)(d)	4,000	14,873
Sumitomo Metal Industries, Ltd.	30,000	40,695
Sumitomo Metal Mining Co., Ltd.	4,000	28,574
Sumitomo Mitsui Financial Group, Inc. (d)	32	232,653
Sumitomo Osaka Cement Co., Ltd.	3,000	7,348
Sumitomo Realty & Development Co., Ltd. (d)	3,000	39,114
Sumitomo Trust & Banking Co., Ltd.	9,000	65,082
Suruga Bank, Ltd.	2,000	15,966
Suzuken Co., Ltd.	300	8,051
T&D Holdings, Inc.	1,400	66,946
Taiheiyo Cement Corp.	7,800	19,411
Taisei Corp.	6,000	23,363
Taisho Pharmaceutical Co., Ltd.	1,000	21,762
Taiyo Yuden Co., Ltd.	1,000	11,633
Takara Holdings, Inc. (d)	2,000	13,018
Takashimaya Co., Ltd.	2,000	19,245
Takeda Chemical Industries, Ltd.	7,100	357,529
Takefuji Corp.	530	35,844
Takuma Co., Ltd.	1,000	7,875
TDK Corp.	1,000	74,070
Teijin, Ltd.	6,000	26,056
Teikoku Oil Co., Ltd. (d)	2,000	11,125
Terumo Corp.	1,300	35,015
THK Co., Ltd. (d)	800	15,849
TIS, Inc. (d)	300	13,145
Tobu Railway Co., Ltd.	6,000	22,836
Toda Corp.	2,000	9,759
Toho Co., Ltd. (d)	1,100	17,380
Tohoku Elecric Power Co., Inc.	3,400	61,052
Tokyo Broadcasting System, Inc.	300	4,892
Tokyo Electric Power Co., Inc.	9,200	225,803
Tokyo Electron, Ltd.	1,400	86,211
Tokyo Gas Co., Ltd. (d)	20,000	81,975
Tokyu Corp. (d)	8,000	43,252
Tokyu Land Corp. (d)	2,000	8,354
Tonen General Sekiyu K.K. (d)	3,000	27,315
Toppan Printing Co., Ltd. (d)	4,000	44,384
Toray Industries, Inc.	10,000	46,843
Toshiba Corp.	24,000	103,055
Tosoh Corp.	4,000	17,996
Tostem Inax Holding Corp.	2,000	36,323

Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

Toto, Ltd. (d)	2,000	$19,089
Toyo Seikan Kaisha, Ltd.	1,000	18,444
Toyo Suisan Kaisha, Ltd.	1,000	14,736
Toyobo Co., Ltd.	5,000	12,052
Toyoda Gosei Co., Ltd.	400	8,139
Toyota Industries Corp.	1,700	42,471
Toyota Motor Corp.	23,100	940,051
Trend Micro, Inc.	500	26,984
Ube Industries, Ltd.	6,000	10,130
UFJ Holdings, Inc. (a)	30	181,809
Uni-Charm Corp.	400	19,167
UNY Co., Ltd.	1,000	11,428
Ushio, Inc.	1,000	18,688
USS Co., Ltd. (d)	170	14,268
Wacoal Corp.	1,000	11,994
West Japan Railway Co.	14	56,563
World Co., Ltd.	300	10,540
Yahoo Japan Corp. (a)(d)	16	76,822
Yakult Honsha Co., Ltd.	1,000	17,800
Yamada Denki Co., Ltd. (d)	600	25,705
Yamaha Corp.	1,600	24,421
Yamaha Motor Co., Ltd. (d)	1,400	21,013
Yamanouchi Pharmaceutical Co. Ltd. (d)	2,500	97,346
Yamato Transport Co., Ltd.	3,000	44,501
Yamazaki Baking Co., Ltd.	1,000	9,310
Yokogawa Electric Corp.	2,000	26,740

Total Japan		15,752,960

NETHERLANDS—4.8%
ABN AMRO Holding NV	12,856	340,578
Aegon NV (d)	11,296	154,002
Akzo Nobel NV (d)	2,223	94,818
ASML Holding NV (a)	3,940	63,248
Corio NV	362	21,207
DSM NV	639	41,361
Euronext NV (d)	771	23,548
Getronics NV (a)(d)	3,879	8,858
Hagemeyer NV (a)	4,146	9,580
Heineken NV (d)	2,061	68,719
IHC Caland NV	266	16,899
ING Groep NV	15,195	459,754
Koninklijke (Royal) KPN NV	16,345	155,296
Koninklijke (Royal) Numico NV (a)	1,269	45,761
Koninklijke (Royal) Philips Electronics NV	10,817	286,856
Koninklijke Ahold NV (a)	12,709	98,466
Oce NV	661	10,117
Qiagen NV (a)(d)	1,004	10,986
Randstad Holdings NV	383	15,071
Reed Elsevier NV	5,739	78,241
Rodamco Europe NV	383	30,403
Royal Dutch Petroleum Co. (d)	17,154	987,457
TNT Post Group NV	3,089	83,890
Unilever NV (d)	4,699	315,076
Vedior NV (d)	1,377	22,442
VNU NV	2,036	60,136
Wereldhave NV	166	18,051
Wolters Kluwer NV	2,353	47,239

Total Netherlands		3,568,060

NEW ZEALAND—0.2%
Auckland International Airport, Ltd.	2,438	14,053
Carter Holt Harvey, Ltd.	5,478	8,191
Contact Energy, Ltd. (d)	2,416	11,169
Fisher & Paykel Appliances Holdings, Ltd., Series H	2,544	7,901
Fisher & Paykel Healthcare Corp., Ltd.	4,030	9,431
Fletcher Building, Ltd.	3,621	17,314
Independent Newspapers, Ltd.	917	3,809
Sky City Entertainment Group, Ltd.	3,502	13,609
Telecom Corp. of New Zealand, Ltd.	17,104	75,978
Tenon, Ltd.	48	76
Tower, Ltd. (a)	1,563	2,416
Warehouse Group, Ltd.	1,152	3,020

Total New Zealand		166,967

NORWAY—0.6%
DNB NOR ASA (d)	5,600	55,245
Frontline, Ltd. (d)	341	15,173
Norsk Hydro ASA	1,223	96,319
Norske Skogindustrier ASA (d)	931	20,137
Orkla ASA (d)	1,592	52,308
Petroleum Geo-Services ASA (a)	165	10,311
Schibsted ASA	400	11,359
Ship Finance International, Ltd. (d)	78	1,610
Smedvig ASA, Series A	300	5,040
Statoil ASA (d)	4,558	71,493
Storebrand ASA	1,858	17,946
Tandberg ASA (d)	1,113	13,828
Telenor ASA (d)	6,556	59,535
Tomra Systems ASA (d)	1,501	8,253
Yara International ASA (a)(d)	1,823	24,004

Total Norway		462,561

PORTUGAL—0.4%
Banco BPI SA	2,891	11,710
Banco Comercial Portugues SA	15,193	39,030
Banco Espirito Santo SA, Registered	889	16,071
Brisa-Auto Estrada de Portugal SA	3,050	27,984
Cimpor-Cimentos de Portugal, SGPS SA	1,787	10,080
Energias de Portugal SA	18,365	55,667
Jeronimo Martins SGPS SA (a)	317	4,180

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

Portugal Telecom SGPS SA	6,820	$84,358
PT Multimedia-Servicos de Telecomunicacoes e Multimedia SA	397	9,978
Sonae, SGPS SA	7,598	11,050

Total Portugal		270,108

SINGAPORE—0.8%
Allgreen Properties, Ltd.	4,000	2,646
Ascedas Real Estate Investment Trust, Series A (a)	500	502
Ascedas Real Estate Investment Trust Units (d)	5,000	5,238
Capitaland, Ltd. (d)	9,000	11,743
CapitaMall Trust	6,600	7,116
Chartered Semiconductor Manufacturing, Ltd. (a)(d)	8,401	5,044
City Developments, Ltd.	3,487	15,166
ComfortDelGro Corp., Ltd.	15,000	14,243
Creative Technology, Ltd. (d)	600	8,968
Datacraft Asia, Ltd. (a)(d)	3,000	3,240
DBS Group Holdings, Ltd.	9,000	88,765
Fraser & Neave, Ltd.	1,082	10,804
Haw Par Corp., Ltd.	746	2,354
Jardine Cycle & Carriage, Ltd.	566	3,675
Keppel Corp., Ltd.	4,356	22,949
Keppel Land, Ltd.	4,000	5,513
Neptune Orient Lines, Ltd.	4,000	7,351
Oversea-Chinese Banking Corp., Ltd.	8,365	69,179
Overseas Union Enterprise, Ltd.	69	330
Parkway Holdings, Ltd.	7,063	6,490
SembCorp Industries, Ltd.	8,000	7,939
SembCorp Logistics, Ltd.	3,000	3,179
SembCorp Marine, Ltd.	5,000	4,166
Singapore Airlines, Ltd.	4,394	30,686
Singapore Exchange, Ltd.	6,000	6,579
Singapore Land, Ltd.	1,000	2,904
Singapore Post, Ltd.	11,000	5,997
Singapore Press Holdings, Ltd.	13,085	36,873
Singapore Technologies Engineering, Ltd.	12,000	17,128
Singapore Telecommunications, Ltd.	54,700	79,751
SMRT Corp., Ltd.	6,000	3,235
STATS ChipPAC, Ltd. (a)(d)	9,000	5,569
United Overseas Bank, Ltd.	9,251	78,206
United Overseas Land, Ltd.	3,327	4,117
Venture Corp.	2,000	19,481
Wing Tai Holdings, Ltd. (d)	5,833	3,573

Total Singapore		600,699

SPAIN—4.1%
Abertis Infraestructuras SA (d)	2,177	47,937
Acciona SA (d)	245	21,679
Acerinox, SA (d)	1,552	24,914
ACS SA (d)	2,155	49,210
Aguas De Barcelona (d)	4	84
Altadis SA, Series A	2,204	100,958
Amadeus Global Travel Distribution SA, Series A (d)	2,718	27,967
Antena 3 Television (a)	175	12,643
Banco Bilbao Vizcaya Argentaria SA (d)	26,509	470,222
Banco Popular Espanol SA (d)	1,302	85,833
Banco Santander Central Hispano SA (d)	48,887	606,685
Cintra Concesiones de Infraestructuras Transporte SA (a)	1,682	18,473
Corporacion Mapfre SA	828	12,200
Endesa SA (d)	7,826	183,922
Fomento de Construcciones y Contratas SA (d)	381	18,348
Gamesa Corporacion Tecnologica, SA (d)	858	12,012
Gas Natural SDG SA (d)	1,330	41,146
Grupo Ferrovial SA (d)	532	28,433
Iberdrola SA (d)	6,290	159,879
Iberia Lineas Aereas de Espana SA (d)	3,519	12,197
Indra Sistemas SA	1,076	18,384
Industria de Diseno Textil SA (d)	1,777	52,414
Metrovacesa SA (d)	317	14,736
NH Hoteles SA	645	8,557
Promotora de Informaciones SA (d)	590	12,527
Repsol YPF SA (d)	7,522	195,897
Sacyr Vallehermoso SA (d)	950	15,689
Sociedad General de Aguas de Barcelona SA (d)	450	9,408
Sogecable SA (a)(d)	298	13,229
Telefonica Publicidad e Informacion SA	1,278	11,847
Telefonica SA	36,721	691,794
Union Electrica Fenosa SA (d)	1,814	47,711
Zeltia SA (d)	1,161	8,127

Total Spain		3,035,062

SWEDEN—2.5%
Alfa Laval AB	644	10,418
Assa Abloy AB, Series B (d)	2,516	42,972
Atlas Copco AB, Series A (d)	885	39,952
Atlas Copco AB, Series B	600	25,055
Axfood AB	165	5,587
Billerud Aktiebolag (d)	411	7,329
Capio AB (a)	751	8,928
Castellum AB	281	10,064
D. Carnegie & Co., AB	580	7,506
Electrolux AB	2,305	52,722
Elekta AB (a)	291	8,386
Eniro AB	1,353	13,845
Gambro AB, Series A	1,700	24,239
Gambro AB, Series B	600	8,419
Getinge AB	1,254	15,615

Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

Hennes & Mauritz AB (H&M), Series B	3,885	$135,338
Hoganas AB, Series B	207	5,560
Holmen AB, Series B	400	13,844
Lundin Petroleum AB (a)	1,658	9,506
Modern Times Group MTG AB (a)	375	10,214
Nordea AB	18,150	182,991
OMX AB (a)	700	8,954
Oriflame Cosmetics SA (a)	250	5,793
Sandvik AB (d)	1,800	72,592
SAS AB (a)(d)	530	4,785
Scania AB	800	31,661
Securitas AB, Series B (d)	2,516	43,161
Skandia Forsakrings AB	8,878	44,220
Skandinaviska Enskilda Banken (SEB), Series A	3,954	76,457
Skanska AB	2,900	34,802
SKF AB, Series B	767	34,164
SSAB Svenskt Stal AB, Series A	400	9,631
SSAB Svenskt Stal AB, Series B	200	4,710
Svenska Cellulosa AB (SCA), Series B	1,633	69,666
Svenska Handelsbanken AB, Series A	4,251	110,666
Swedish Match AB (d)	2,705	31,343
Tele2 AB, Series B (d)	789	30,988
Telefonaktiebolaget LM Ericsson (a)	119,192	380,244
TeliaSonera AB	15,386	92,148
Trelleborg AB, Series B	500	8,502
Volvo AB, Series A	800	30,517
Volvo AB, Series B (d)	1,885	74,743
Wihlborgs Fastigheter AB	748	15,758
WM-Data AB, Series B	2,000	4,334

Total Sweden		1,858,329

SWITZERLAND—6.8%
ABB, Ltd. (a)	15,261	85,223
Adecco SA	1,098	55,281
Ciba Specialty Chemicals AG	580	44,121
Clariant AG	1,927	31,097
Compagnie Financiere Richemont AG	4,285	142,632
Credit Suisse Group (a)	9,356	393,296
Geberit AG	29	21,219
Givaudan SA (d)	61	40,180
Holcim, Ltd. (d)	1,318	79,398
Kudelski SA (a)(d)	275	10,109
Kuoni Reisen Holding AG, Series B	25	10,993
Logitech International SA (a)	353	21,576
Lonza Group AG	308	17,335
Micronas Semiconductor Holding AG (a)	251	12,306
Nestle SA	3,323	869,398
Nobel Biocare Holding AG	196	35,508
Novartis AG (d)	19,608	988,074
Phonak Holding AG	335	11,048
Rieter Holding AG	35	10,157
Roche Holding AG (d)	5,784	665,839
Serono SA	54	35,570
SGS Societe Generale de Surveillance Holding SA	35	24,516
Straumann Holding AG	61	12,660
Sulzer AG	29	11,534
Swatch Group AG, Registered	283	41,538
Swatch Group AG, Series B	461	13,703
Swiss Reinsurance Co.	2,646	188,718
Swisscom AG	217	85,495
Syngenta AG	876	93,062
Synthes, Inc. (a)	390	43,730
UBS AG (d)	8,802	738,080
Unaxis Holding AG	88	8,745
Valora Holding AG	34	8,372
Zurich Financial Services AG	1,183	197,253

Total Switzerland		5,047,766

UNITED KINGDOM—24.4%
3i Group PLC	4,791	61,260
Aegis Group PLC	8,948	18,554
Aggreko PLC	2,059	6,641
Alliance Unichem PLC	1,897	27,479
AMEC PLC	2,420	13,834
Amvescap PLC	6,540	40,274
Anglo American PLC	11,326	267,896
ARM Holdings PLC	7,769	16,482
Arriva PLC	1,660	17,210
Associates British Ports Holdings PLC	2,535	23,118
AstraZeneca Group PLC	13,328	483,366
Aviva PLC	18,024	217,315
BAA PLC	8,763	98,253
BAE Systems PLC	25,103	111,090
Balfour Beatty PLC	3,378	20,445
Barclays PLC	51,698	581,635
Barratt Developments PLC	1,841	21,013
BBA Group PLC	3,401	18,658
Bellway PLC	963	15,068
Berkeley Group Holdings PLC (a)	925	14,367
BG Group PLC	28,123	191,137
BHP Billiton PLC	19,678	230,646
BOC Group PLC	3,911	74,599
Boots Group PLC	6,369	80,154
BP PLC (c)	174,289	1,699,858
BPB PLC	3,882	35,272
Brambles Industries PLC	5,606	28,011
British Airways PLC (a)	4,154	18,742
British America Tobacco PLC	12,887	222,057
British Land Co. PLC	4,325	74,400
British Sky Broadcasting PLC	9,954	107,402
BT Group PLC	68,279	266,111
Bunzl PLC	3,620	30,198
Cable & Wireless PLC	19,144	43,830
Cadbury Schweppes PLC	16,435	153,035
Capita Group PLC	5,385	37,814
Carnival PLC	1,337	81,576

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

Cattles PLC	2,458	$17,319
Centrica PLC	30,330	137,570
Close Brothers Group PLC	1,076	15,173
Cobham PLC	860	20,424
Compass Group PLC	18,498	87,454
Cookson Group PLC (a)	16,253	11,077
Corus Group PLC (a)	36,263	35,159
Daily Mail & General Trust	2,381	33,919
Davis Service Group PLC	1,623	12,776
De La Rue PLC	1,472	9,807
Diageo PLC	24,412	348,234
Dixons Group PLC	14,881	43,426
Eircom Group PLC	4,059	9,545
Electrocomponents PLC	3,378	18,467
EMAP PLC	2,024	31,689
EMI Group PLC	6,225	31,671
Enterprise Inns PLC	2,783	42,478
Exel PLC	2,353	32,662
FirstGroup PLC	3,346	22,404
FKI PLC	4,708	10,530
Friends Provident PLC	15,909	47,037
George Wimpey PLC	2,961	22,995
GKN PLC	5,737	26,049
GlaxoSmithKline PLC (e)	47,251	1,108,565
Great Portland Estates PLC	1,052	6,645
Group 4 Securicor PLC (a)	9,274	24,927
GUS PLC	8,031	144,705
Hammerson PLC	2,165	36,100
Hanson PLC	5,921	50,842
Hays PLC	16,161	38,552
HBOS PLC	31,161	507,325
Hilton Group PLC	13,833	75,558
HMV Group PLC	3,349	16,717
HSBC Holdings PLC (c)	88,929	1,500,760
ICAP PLC	4,187	21,845
IMI PLC	2,689	20,328
Imperial Chemical Industries PLC	9,506	43,984
Imperial Tobacco Group PLC	5,794	158,738
Inchcape PLC	677	25,411
InterContinental Hotels Group PLC	5,317	66,098
International Power PLC (a)	13,336	39,558
Intertek Group PLC	1,331	18,015
Invensys PLC (a)	41,511	12,353
ITV PLC	36,322	73,396
J Sainsbury PLC	11,034	57,303
Johnson Matthey PLC	1,741	33,024
Kelda Group PLC	2,968	36,042
Kesa Electricals PLC	4,112	22,302
Kidde PLC	6,723	21,491
Kingfisher PLC	19,157	113,925
Land Securities Group PLC	3,681	98,940
Legal & General Group PLC	53,365	112,701
Liberty International PLC	1,888	35,178
Lloyds TSB Group PLC	44,766	406,526
LogicaCMG PLC	5,736	21,227
London Stock Exchange PLC	2,289	25,577
Man Group PLC	2,268	64,096
Marconi Corp. PLC (a)	1,808	19,525
Marks & Spencer Group PLC	13,513	88,987
Meggitt PLC	3,606	18,121
MFI Furniture Group PLC	4,959	11,806
Misys PLC	4,515	18,139
Mitchells & Butlers PLC	4,013	26,196
National Express Group PLC	1,207	19,129
National Grid Transco PLC	24,625	234,497
Next PLC	2,157	68,330
Novar PLC	3,484	12,592
Pearson PLC	6,299	76,007
Peninsular & Oriental Steam Navigation Co.	5,734	32,751
Persimmon PLC	2,099	27,846
Pilkington PLC	8,661	18,291
Premier Farnell PLC	3,169	10,404
Provident Financial PLC	1,977	25,507
Prudential PLC	18,754	163,106
Punch Taverns PLC	2,251	29,841
Rank Group PLC	5,839	29,595
Reckitt Benckiser PLC	4,700	142,031
Reed Elsevier PLC	10,025	92,482
Rentokil Initial PLC	14,547	41,265
Reuters Group PLC	11,269	81,674
Rexam PLC	4,348	38,358
Rio Tinto PLC	8,514	250,585
RMC Group PLC	1,820	29,666
Rolls-Royce Group PLC	12,741	60,420
Rolls-Royce Group PLC, Class B (a)	466,919	896
Royal & Sun Alliance Insurance Group PLC	22,825	33,962
Royal Bank of Scotland Group PLC	25,157	846,198
SABMiller PLC	6,556	108,751
Sage Group PLC	9,814	38,108
Schroders PLC	1,006	14,505
Scottish & Newcastle PLC	6,460	54,044
Scottish & Southern Energy PLC	7,035	117,844
Scottish Power PLC	14,707	113,862
Serco Group PLC	3,519	16,215
Severn Trent PLC	3,079	57,163
Shell Transport & Trading Co. PLC	77,154	657,689
Signet Group PLC	13,573	28,665
Slough Estates PLC	3,269	34,519
Smith & Nephew PLC	7,337	75,080
Smiths Group PLC	4,394	69,344
SSL International PLC	1,537	9,295
Stagecoach Group PLC	6,770	14,785
Tate & Lyle PLC	3,133	28,436
Taylor Woodrow PLC	4,513	23,567
Tesco PLC	61,883	382,269
TI Automotive, Ltd., Class A (a)	4,947	—
Tomkins PLC	6,057	29,566
Trinity Mirror PLC	2,724	33,262
Unilever PLC	22,041	216,449
United Business Media PLC	2,602	23,979
United Utilities PLC	4,471	54,078

Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

		Value
	Shares	(000)

United Utilities PLC, Class A	2,500	$21,479
Vodafone Group PLC (e)	530,816	1,439,499
Whitbread PLC	2,358	38,322
William Hill PLC	3,278	35,495
Wolseley PLC	4,604	86,050
WPP Group PLC	8,907	97,986
Yell Group PLC	5,741	48,497

Total United Kingdom		18,072,429

Total Common Stocks (Cost $51,758,637)		71,721,299

PREFERRED STOCKS

(0.2% of portfolio)
GERMANY—0.2%
Fresenius Medical Care AG	202	11,710
Henkel KGAA	496	43,148
Porsche AG	66	42,119
ProSieben Sat.1 Media AG	673	12,349
RWE AG	301	13,997
Volkswagen AG	875	29,032

Total Germany		152,355

NEW ZEALAND—0.0%
Tenon, Ltd.	366	576

Total New Zealand		576

SWITZERLAND—0.0%
Schindler Holding AG	43	17,055

Total Switzerland		17,055

Total Preferred Stocks (Cost $133,898)		169,986

RIGHTS

(0.0% of portfolio)
IRELAND—0.0%
Waterford Wedgwood (a)	2,638	2
Waterford Wedgwood (a)	8,541	6

Total Ireland		8

ITALY—0.0%
Banca Nazionale del Lavoro SpA (a)	8,797	2,152

Total Italy		2,152

Total Rights (Cost $705)		2,160

SHORT TERM INVESTMENTS

(22.6% of portfolio)
UNITED STATES—22.6%
AIM Short Term Investment Prime Portfolio (c)	184,029	184,029
AIM Treasury Fund (c)	86	86
Federated Money Market Obligations Trust (c)	69	69
State Street Navigator Securities Lending Prime Portfolio (b)(f)(Note 4)	16,564,927	16,564,927

Total Short Term Investment (Cost $16,749,111)		16,749,111

TOTAL INVESTMENTS (Cost $68,642,351)—119.5%		88,642,556

LIABILITIES IN EXCESS OF OTHER ASSETS—(19.5)%		(14,474,834)

NET ASSETS—100.0%		$74,167,722

(a)	Non-income producing security.

(b)	Security represents investment made with cash collateral from securities loaned.

(c)	All or a portion of these securities have been pledged to cover collateral requirements for open futures contracts.

(d)	All or portion of these securities were on loan at December 31, 2004.

(e)	All or portion of these securities have been pledged to cover collateral requirements for forward foreign currency exchange contracts.

(f)	Affiliated Issuer. See table below for more information.

Abbreviations:

ADR—American Depository Receipts

NPV—No Par Value

		Shares			Income
		Purchased	Shares		Earned
	Number of	for the	Sold for	Number of	for the
	Shares	Year	the Year	Shares	Year
	Held at	Ended	Ended	Held at	Ended
SECURITY DESCRIPTION	12/31/03	12/31/04	12/31/04	12/31/04	12/31/04

State Street Navigator Securities Lending Prime Portfolio	18,284,032	46,628,021	48,347,126	16,564,927	$109,342

   Appendix B
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS: State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

		Unrealized
	Number of	Appreciation/
SCHEDULE OF FUTURES CONTRACTS (LONG)	Contracts	(Depreciation)

SPI 200 Index Futures, Expiration date 03/2005	3	$8,273
CAC 40 Euro Futures, Expiration date 03/2005	4	(1,414)
Hang Seng Index Futures, Expiration date 01/2005	2	(12)
TOPIX Index Futures, Expiration date 03/2005	4	19,446
Financial Times Stock Exchange 100 Index Futures, Expiration date 03/2005	5	7,347
MIB 30 Index Futures, Expiration date 03/2005	3	11,802

Net unrealized appreciation on open futures contracts purchased		$45,442

INDUSTRY CONCENTRATION AS A PERCENTAGE OF NET ASSETS:
Financials	26.7%	Health care	7.9%
Consumer discretionary	12.7%	Consumer staples	7.4%
Industrials	9.5%	Materials	7.1%
Energy	8.0%	Information technology	4.9%
Telecommunication services	8.0%	Utilities	4.7%
		Cash, receivables, and other assets, less liabilities	3.1%

			100.0%

OPEN FORWARD FOREIGN CURRENCY	USD Face	USD Current	Unrealized
PURCHASE CONTRACTS	Value	Value	Gain	Loss

Australian Dollar
Local Contract amount—247,000
Settlement Date—02/23/05	$192,655	$192,770	$115	$—
Euro Dollar
Local Contract amount — 594,000
Settlement Date — 02/23/05	775,395	807,799	32,404	—
Hong Kong Dollar
Local Contract amount—1,233,000
Settlement Date—02/23/05	159,395	159,121	—	274
Japanese Yen
Local Contract amount—35,400,000
Settlement Date—02/23/05	345,298	346,786	1,488	—
Japanese Yen
Local Contract amount—7,000,000
Settlement Date—02/23/05	67,108	68,574	1,466	—
Pound Sterling
Local Contract amount—192,000
Settlement Date—02/23/05	354,374	367,318	12,944	—
Pound Sterling
Local Contract amount—70,000
Settlement Date—02/23/05	133,560	133,918	358	—

Total Open Forward Foreign Currency Purchase Contracts	$2,027,785	$2,076,286	$48,775	$274

		USD
OPEN FORWARD FOREIGN CURRENCY	USD Face	Current	Unrealized
SELL CONTRACTS	Value	Value	Gain	Loss

Euro Dollar
Local Contract amount—60,000
Settlement Date—02/23/05	$79,612	$81,595	$—	$1,983
Pound Sterling
Local Contract amount—67,000
Settlement Date—02/23/05	127,910	128,179	—	269

Total Open Forward Foreign Currency Sell Contracts	$207,522	$209,774	$—	$2,252

Appendix B
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES: State Street MSCI® EAFE® Index Portfolio
December 31, 2004

ASSETS

Investments in unaffiliated issuers at market (identified cost $52,077,424)— including $15,715,883 of securities on loan (Note 2)	$72,077,629
Investments in non-controlled affiliates at market (identified cost $16,564,927) (Note 4)	16,564,927

Total investments	88,642,556

Cash*	187,206
Foreign currency at market (cost $155,521)	155,945
Unrealized appreciation on forward foreign currency exchange contracts	48,775
Receivables
Investment securities sold	1,636,987
Dividends and interest	87,976

Total assets	90,759,445

LIABILITIES
Payables
Investment securities purchased	13,802
Daily variation margin on future contracts	929
Unrealized depreciation on forward foreign currency exchange contracts	2,526
Due upon return of securities loaned	16,564,927
Management fees (Note 4)	9,539

Total liabilities	16,591,723

NET ASSETS	$74,167,722

COMPOSITION OF NET ASSETS
Paid-in capital	$54,064,203
Net unrealized appreciation on investments, foreign currency translation, and futures contracts	20,103,519

NET ASSETS	$74,167,722

* Includes restricted cash of $187,145 held as collateral in relation to initial margin requirements on futures contracts.

   Appendix B
The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS: State Street MSCI® EAFE® Index Portfolio
For the year ended December 31, 2004

INVESTMENT INCOME

Dividends (net of foreign taxes withheld of $294,477)	$1,505,892
Dividends (non-cash)	223,408
Interest	389
Security lending income (Notes 2 and 4)	109,342

Total investment income	1,839,031

EXPENSES
Management fees (Note 4)	119,505

Total expenses	119,505

NET INVESTMENT INCOME	1,719,526

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments and foreign currency transactions	13,319,550
Futures contracts	679,306

Net realized gain	13,998,856

Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(896,970)
Futures contracts	(266,887)

Net change in unrealized appreciation (depreciation)	(1,163,857)

NET REALIZED AND UNREALIZED GAIN	12,834,999

NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,554,525

Appendix B
The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS: State Street MSCI® EAFE® Index Portfolio

	For the Year	For the Year
	Ended	Ended
INCREASE (DECREASE) IN NET ASSETS FROM:	December 31, 2004	December 31, 2003

Operations
Net investment income	$1,719,526	$2,062,152
Net realized gain (loss) on investments and future contracts	13,998,856	(7,474,780)
Net change in unrealized appreciation (depreciation)	(1,163,857)	38,004,295

Net increase in net assets from operations	14,554,525	32,591,667

Capital Transactions
Proceeds from contributions	29,971,572	104,752,849
Fair value of withdrawals	(95,183,877)	(91,872,233)

Net increase (decrease) in net assets from capital transactions	(65,212,305)	12,880,616

TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,657,780)	45,472,283

NET ASSETS
Beginning of year	124,825,502	79,353,219

End of year	$74,167,722	$124,825,502

   Appendix B
The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS: State Street MSCI® EAFE® Index Portfolio

					November 13, 2000
	Year Ended December 31,				(Inception Date)
					to December 31,
	2004	2003	2002	2001	2000

TOTAL RETURN (d)	19.08%	37.59%	(16.05)%	(21.88)%	(0.80	)%(c)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$74,168	$124,826	$79,353	$60,571	$87,620
Ratios to average net assets:
Operating expenses	0.15%	0.15%	0.15%	0.15%	0.15	%(b)
Net investment income	2.16%	2.20%	1.85%	1.49%	0.81	%(b)
Portfolio turnover rate (a)	32%	26%	13%	31%	8	%(c)

(a)	The Portfolio turnover rates exclude in-kind security transactions.

(b)	Annualized.

(c)	Not Annualized.

(d)	Results represent past performance and are not indicative of future results.

Appendix B
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS: State Street MSCI® EAFE® Index Portfolio
December 31, 2004

1. ORGANIZATION

The State Street Master Funds (the “Trust”) is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), that was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises seven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street MSCI® EAFE® Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street MSCI® EAFE® Index Portfolio (the “Portfolio”). At December 31, 2004, only the Portfolio, State Street Equity 500 Index Portfolio and State Street Money Market Portfolio had commenced operations. Pursuant to the Trust’s Declaration of Trust, the Board of Trustees may issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI® EAFE® Index”). The Portfolio attempts to hold the MSCI® EAFE® Index constituents in their approximate benchmark weights.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Forward foreign currency contracts are valued daily based on the prevailing forward exchange rate of the underlying currencies. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values based upon current exchange rates. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees. For example, fair value pricing may be used when a significant event affecting the value of one or more securities held by the Portfolio occurs after the close of a related exchange but before the determination of the Portfolio’s net asset value. A significant event includes material market movements, whereby if on any business day a change in the value of the U.S. equity markets (as represented by a benchmark index approved by the Board of Trustees) exceeds a certain threshold, then each foreign security held by the Portfolio may be fair valued using a value determined by an independent pricing agent (based upon changes in certain markets, indices and/or securities) rather than using the last closing price of such foreign security on its principal overseas market or exchange. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Portfolio would have received had it sold the investment.

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Expenses are accrued daily based on average daily net assets. Realized gains and losses from securities transactions are recorded on the basis of identified cost. The Portfolio does not isolate the portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio based on each partner’s daily ownership percentage.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the MSCI® EAFE® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission (the “SEC”) requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Foreign Investment Risk: The Portfolio will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Portfolio is subject to foreign risk

   Appendix B

NOTES TO FINANCIAL STATEMENTS:
State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

and may experience more rapid and extreme changes in value than funds investing solely in the U.S. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Realized gain or loss is recognized when the contract is closed and is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open forward foreign currency exchange contracts in accordance with SEC requirements.

Securities Lending: The Trust, on behalf of the Portfolio, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government securities, sovereign debt, or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street. For the year ended December 31, 2004, the earned income for the Portfolio and for State Street was $109,342 and $36,447, respectively.

The primary risk associated with securities lending is that if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2004, the value of the securities loaned amounted to $15,715,883. The loans were collateralized with cash of $16,564,927, which the Portfolio invested in the State Street Navigator Securities Lending Prime Portfolio (the “Prime Portfolio”), an affiliated investment company, and $10,596 of securities held by the custodian as collateral for Portfolio securities loaned as follows:

Principal		Maturity	Interest
Amount		Dates	Rates	Value

$913	U.S. Treasury Bond	02/15/26	6.000%	$1,067
752	U.S. Treasury Bond	02/15/27	6.625	945
162	U.S. Treasury Bond Stripped Principal	05/15/17	8.750	91
278	U.S. Treasury Bond Stripped Principal	05/15/21	8.125	123
7,400	U.S. Treasury Bond Stripped Principal	11/15/21	8.000	3,186
14,742	U.S. Treasury Bond Stripped Principal	08/15/25	6.875	5,184

				$10,596

Use of estimates: The Portfolio’s financial statements are prepared in accordance with generally accepted accounting principles in the United States that require the use of management estimates. Actual results could differ from those estimates.

3. SECURITIES TRANSACTIONS

For the year ended December 31, 2004, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $24,279,459 and $82,461,764, respectively.

At December 31, 2004, the tax cost of investments was $72,569,821. The aggregate gross unrealized appreciation and gross unrealized depreciation was $20,331,526 and $4,258,791, respectively, resulting in net appreciation of $16,072,735 for all securities as computed on a federal income tax basis. The differences between book and tax cost amounts are primarily due to wash sale loss deferrals.

4. RELATED PARTY FEES AND TRANSACTIONS

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM”), a subsidiary of State Street Corp. and an affiliate of State Street, under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody and administration and transfer agent services to the Portfolio. As compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees fees expenses), State Street receives a unitary fee, calculated daily, at the annual rate of 0.15% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio represent securities affiliated with State Street and SSgA FM. Investments made with cash collateral received from securities loaned were used to purchase shares of the Prime Portfolio, which is offered by State Street and advised by SSgA FM. The market value of this investment at December 31, 2004 is listed in the Portfolio of Investments.

5. INDEMNIFICATIONS

Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

GENERAL INFORMATION (unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available without charge, upon request, by (i) calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, upon request, by (i) calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Appendix B

NOTES TO FINANCIAL STATEMENTS:
State Street MSCI® EAFE® Index Portfolio (continued)
December 31, 2004

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

   Appendix B

Report of Ernst & Young LLP,
Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Master Funds and Owners of Beneficial Interest of State Street MSCI® EAFE® Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the State Street MSCI® EAFE® Index Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”) as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street MSCI® EAFE® Index Portfolio of State Street Master Funds at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 11, 2005

Appendix B

STATE STREET EQUITY 500 INDEX PORTFOLIO AND STATE STREET MSCI® EAFE® INDEX PORTFOLIO
Independent Trustees

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS AND	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION	FUNDS IN COMPLEX	DIRECTORSHIPS
DATE OF BIRTH (“DOB”)	TRUST	OF TIME SERVED	DURING PAST FIVE YEARS	OVERSEEN BY TRUSTEE	HELD BY TRUSTEE

Micheal F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 DOB: 07/08/44	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company LLC (investment adviser) (1995-present)	14	Trustee, State Street Institutional Investment Trust Director of the Holland Series Fund, Inc. Director, The China Fund

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 01/20/37	Trustee	Term: Indefinite Elected: 7/99	Trustee of Old South Africa Master Trust (investments) (1997-present) Chairman emeritus, Children’s Hospital (1984-present) Director Boston Plan For Excellence (non-profit) (1994-present) President and Chief Operations Officer, John Hancock Mutual Life Insurance Company (1959-1999) Mr. Boyan retired in 1999.	14	Trustee, State Street Institutional Investment Trust Trustee, Old Mutual South Africa Master Trust

Rina K. Spence 7 Acacia Street Cambridge, MA 02138 DOB: 10/24/48	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (1998-present) Member of the Advisory Board, Ingenium Corp., (technology company) (2001-present) Chief Executive Officer, IEmily.com. (internet company) (2000-2001) Trustee Eastern Enterprise (utilities) (1998-2000)	14	Trustee, State Street Institutional Investment Trust Director of Berkshire Life Insurance Company of America Director, IEmily.com.

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 12/23/40	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank (1887-1999) Mr. Williams retired in 1999.	14	Trustee, State Street Institutional Investment Trust

   Appendix C

Officers

	POSITION(S)	TERM OF OFFICE		NUMBER OF	OTHER
NAME, ADDRESS AND	HELD WITH	AND LENGTH	PRINCIPAL OCCUPATION	FUNDS IN COMPLEX	DIRECTORSHIPS
DATE OF BIRTH (“DOB”)	TRUST	OF TIME SERVED	DURING PAST FIVE YEARS	OVERSEEN BY TRUSTEE	HELD BY TRUSTEE

Donald A. Gignac State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111 DOB: 06/14/65	President	Term: Indefinite Elected: 8/03	Senior Vice President of State Street Bank and Trust Company (2002-present) Vice President of State Street Bank and Trust Company (1993-2002)	—	—

Karen Gillogly State Street Bank and Trust Company One Federal Street Boston, MA 02110 DOB: 09/03/66	Treasurer	Term: Indefinite Elected: 09/03	Vice President of State Street Bank and Trust Company (1999-present) Audit Senior Manager, Ernst & Young LLP (1998-1999)	—	—

Julie A. Tedesco State Street Bank and Trust Company One Federal Street Boston, MA 02110 DOB: 09/03/57	Secretary	Term: Indefinite Elected: 5/00	Vice President and Counsel of State Street Bank and Trust Company (2000-present) Counsel of First Data Investor Services Group, Inc. (1994-2000)	—	—

Peter A. Ambosini SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 DOB: 12/17/43	Chief Compliance Officer	Term: Indefinite Elected: 5/04	Senior Principal and Chief Compliance and Risk Management Officer, SSgA Funds Management, Inc. and State Street Global Advisors (2001-present) Managing Director, PricewaterhouseCoopers LLP (1986-2001)	—	—

The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (toll free) 877-521-4083.

Appendix C

Privacy Policy

An important part of the relationship we have with our investors is the information you share with us. We want you to know how we treat your private information.

As you will read, we keep personal information such as your Social Security Number and account balances confidential. We take steps to safeguard this data from anyone who should not have access to it. We do not sell this information to anyone.

In your dealings with Homestead Funds, you can expect that we will take the steps outlined below to keep the information we have about our customers confidential and secure.

OUR PRIVACY POLICY

In providing financial services and products to you, we collect certain nonpublic personal information about you. Our policy is to keep this information confidential and strictly safeguarded, and to use or disclose it only as needed to provide services to you, or as permitted by law. Protecting your privacy is important to us.

INFORMATION WE COLLECT

The nonpublic personal information we have about you includes what you give us when you open an account, buy shares of one of our mutual funds or communicate with us. This could include

•	your name and address
•	Social Security Number
•	investment objectives and experience
•	financial circumstances
•	employment
•	account balance and account transactions.

INFORMATION WE DISCLOSE

We disclose nonpublic personal information about you only to our affiliates or to third parties that we hire to help us provide products and services to you, or as permitted by law or authorized by you. We do not sell your personal information to anyone.

HOW INFORMATION IS USED

We use information about you to provide our financial products and services to you, such as managing your investment account. We share this information among the Homestead Funds and with affiliated companies. We also may disclose it to third parties as permitted by law, including the outside broker-dealers, custodians, administrators, transfer agents, accountants or attorneys that we need to use to provide our services to you. From time to time, we must give information about our business to regulatory authorities. This may include personal information about you.

We do not sell personal non-public information about our clients, customers or fund shareholders.

HOW INFORMATION IS SAFEGUARDED

We have procedures in place that we believe are reasonably designed to protect the security and confidentiality of your information. These include confidentiality agreements with companies we hire to help us provide services to you, password-protected user access to our computer files and strict confidentiality policies that apply to all Homestead Funds personnel.

If you would like more information about Homestead Funds privacy policy, please call us at 1-800-258-3030, prompter 3. Representatives are available on weekdays from 8:30 am to 5:00 pm. ET.

   Privacy Policy

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030
www.homesteadfunds.com
This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.
Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, which applies to its principal executive officer, principal financial officer, comptroller or principal accounting officer, or any other person who performs a similar function. The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030, prompt 3.

Item 3. Audit Committee Financial Expert.

The Board of Directors of Homestead Funds, Inc. has determined that the Board’s Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal Year 2003	$98,700
Fiscal Year 2004	$110,000

(b)	Audit-Related Fees

Fiscal Year 2003	$0
Fiscal Year 2004	$0

(c)	Tax Fees

Fiscal Year 2003	$11,000[1]
Fiscal Year 2004	$12,100

(d)	All Other Fees

Fiscal Year 2003	$8,000[2]
Fiscal Year 2004	$0

[1]	These fees were for (i) the preparation and execution of the Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Short-Term Bond Fund, Short-Term Government Securities Fund, Stock Index Fund, and International Stock Index Fund; (ii) the review of client prepared Federal Excise Tax Returns, Federal 1120-RIC Tax Return, State Corporate Tax Returns for Daily Income Fund, Value Fund, Small-Company Stock Fund, and Nasdaq-100 Index Tracking StockSM Fund; (iii) the review of client prepared distribution requirements; and (iv) the review of annual report tax footnote disclosure.

[2]	These fees were for assistance with the calculation of the tax basis of securities transferred from the Deutsche Asset Management, Inc.’s Equity 500 Index Portfolio to the State Street Equity 500 Index Portfolio.

(e) (1) Not applicable.

     (2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:	Not Applicable
Tax Fees:	100%
All Other Fees:	100%

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Homestead Funds, Inc.’s financial statements for the period ending December 31, 2004 were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Homestead Funds, Inc.’s Aggregate Non-Audit Fees

	2003	2004
Homestead Funds, Inc.	$19,000	$12,100

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The President and Treasurer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Homestead Funds, Inc.

By	/s/ Peter R. Morris

Peter R. Morris President

Date	March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter R. Morris

Peter R. Morris President

Date	March 8, 2005

By	/s/ Sheri Cooper

Sheri Cooper Treasurer

Date	March 8, 2005